STOCK AND
                                          BOND FUND

Star Funds


                                          ANNUAL
                                          REPORT

                                          Dated November 30, 1995




                                          Star U.S. Government Income Fund

                                          Star Strategic Income Fund

                                          The Stellar Fund

                                          Star Relative Value Fund

                                          Star Growth Equity Fund

                                          Star Capital Appreciation Fund





PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------
Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for the Star Stock and Bond Funds. For greater efficiency, this report combines information about all Star Funds over the 12-month period ended November 30, 1995.

Each fund's report begins with an interview with the portfolio manager, which covers economic and market conditions and their impact on fund performance and strategy. Following the investment review is a complete list of each fund's investments and the financial statements.

As you can see by the following fund by fund highlights, the 12-month period proved to be a favorable one for investors.

STAR U.S. GOVERNMENT INCOME FUND

Managed to pursue income through a diversified portfolio consisting primarily of U.S. government bonds, the fund was invested in U.S. Treasury Notes, U.S. government agency securities and investment-grade corporate bonds. This investment combination rewarded shareholders with $0.60 per share in income over the 12-month period, while share price grew from $9.24 to $9.98. The fund delivered a total return of 14.90%, for the year ended November 30, 1995, or 10.83% reflecting the 3.5% sales charge.* The fund's net assets grew to reach $109.7 million at the end of the period.

STAR STRATEGIC INCOME FUND

The fund's diversified portfolio of income-producing securities was invested in corporate bonds (32.7%), government agency bonds (23.6%), common stocks (17.7%), preferred stocks (12.7%), and U.S. Treasury bonds (8.1%). From December 12, 1994, when the fund began operation, through November 30, 1995, the fund paid dividends totaling $0.67 per share and capital gains totaling $0.04 per share. The fund's share price reached $10.53 on the last day of the period. Income and growth in share price resulted in a total return of 12.71%, or 7.36% for the year ended November 30, 1995, taking into account the fund's 5% contingent deferred sales charge.* At the end of the period, fund assets stood at $47.5 million.

THE STELLAR FUND

To pursue a high level of total return over the long term, the fund invests in approximately equal weightings in U.S. stocks, U.S. bonds, international securities, real estate securities, precious metal securities, and money market securities. This highly diversified approach produced a total return of 15.67% for the year ended November 30, 1995, or 10.50% taking into account the sales charge of 4.5% for Investment Shares and a total return of 15.97% for Trust Shares.* The fund's share price rose 11% to reach $12.17 on the last day of the period. Shareholders received dividends totaling $0.35 per share for the Investment Shares and $0.38 per share for Trust Shares. Capital gains totaled $0.05 per share. Fund assets reached $113.7 million.

STAR RELATIVE VALUE FUND

The fund's portfolio of stocks pursues a high level of total return through a portfolio of stocks that appear to be undervalued and offer above-average yields consistent with reasonable risk. Over the period ended November 30, 1995, the fund delivered a very strong total return of 35.10%, or 28.97% taking into account 4.5% the sales charge.* The fund's share price rose significantly, starting the period at $11.36 and ending the period at $15.02. Shareholders received total dividends of $0.28 per share. Fund assets increased to $132.0 million.

*Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

STAR GROWTH EQUITY FUND

High-quality stocks including Boeing, Dow, Microsoft, Bristol Myers Squibb, General Electric, Disney, Procter & Gamble, Exxon, and McDonalds made up the fund's holdings. From December 12, 1994, when the fund began operation, through November 30, 1995, Star Growth Equity Fund delivered a strong total return of 29.44%, or 24.34% taking into account the contingent deferred sales charge of 5%.* The share price rose 27% since the fund began operations, to reach $12.70 at the period's end. Shareholders received a total of $0.21 per share in dividends. Fund assets reached $48.7 million.

STAR CAPITAL APPRECIATION FUND

Managed to pursue growth over time through a diversified portfolio of stocks, the fund's portfolio of stocks achieved a total return of 17.35%, or 12.05% for the year ended November 30, 1995 taking into account the 4.5% sales charge.* The share price rose from $10.07 on the first day of the period to $11.82 at the period's end. Shareholders received a total of $0.04 per share in dividends and $0.04 in capital gains. Fund net assets ended the period at $56.4 million.

We appreciate your participation in the Star Stock and Bond Funds, and we hope you are pleased with the progress of your investment. We will continue to keep you up-to-date on the details of your investment on a regular basis through the highest level of service possible.

Sincerely,

Edward C. Gonzales

Edward C. Gonzales
President
January 15, 1996

*Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


INVESTMENT REVIEWS
--------------------------------------------------------------------------------

STAR U.S. GOVERNMENT INCOME FUND

Q During 1995, the bond market rebounded well from a dismal 1994, and turned in strong performance. Can you comment?

A Bond market returns in 1994 were one of the worst in history. In contrast, 1995 became the mirror image as fixed income market returned with a vengeance to post the third best investment returns since 1926. Corporate bonds were the best performing sub-group during the year and were slightly overweighted in the fund. Treasury bonds were the next best performing class followed by mortgage backed securities (MBS). While MBS lagged the overall market last year, the Star U.S. Government Income Fund's holdings were shifted towards more stable, better performing securities. These securities offer no credit risk+ and currently have substantially better yields than Treasury securities.

Q    In this environment, how has the fund performed?

A For all of 1995, the Star U.S. Government Income Fund achieved a total return of 14.90% or 10.83% taking into account the sales charge. Emphasis on corporate bonds helped performance as several issuers' credit ratings improved during the year. Likewise, our Treasury allocation focused on undervalued issues in the 20-year sector to help improve returns. Mortgage related securities subtracted from performance. Overall, shareholders that were able to remain with the fund after a tough market last year have enjoyed much success in 1995.

Q Given the current interest rate environment, have you made any significant changes and why?

A During 1995, mortgage related securities significantly lagged the performance of Treasury securities. Our outlook of yields remaining in a narrow range for the balance of 1996 should benefit the mortgage sector tremendously and for that reason that sector has become a major focus for the Star U.S. Government Income Fund. We are maintaining our MBS allocation of 25% of assets to improve the fund's income and investment return profile. Within the corporate bond holdings (26% of assets), our allocation has shifted away from cyclical industries towards companies less tied to the business cycle such as healthcare providers and energy firms. While we do not anticipate a recession for 1996, corporate earnings could come under pressure and corporate bonds investors have little cushion for disappointment. Thus, we are focusing on issuers in less cyclical businesses with strong debt servicing capabilities.

Q As we enter 1996, do you see a continued positive interest rate environment for bonds?

A Yes, but more subdued than 1995. The economic outlook has become more mixed in recent weeks. While some sectors have shown renewed strength such as automobile and housing sales, others have languished. Slow export growth, weak retail sales, and an unintended inventory bulge are specific problem areas. In addition, the economic indicators we analyze have peaked, and have weakened slightly in the past month. With our economic outlook now anticipating mixed results and sluggish growth, long bond yields should remain within a narrow range of 5.75% to 6.25% range for the next six months.
+These securities are subject to market risk and therefore, fluctuate in value.


STAR STRATEGIC INCOME FUND

Q Compared to the previous year, 1995 was an extremely favorable year for the bond market. Can you comment?

A Bond market returns in 1994 were one of the worst in history. In contrast, 1995 became the mirror image as fixed income market returned with a vengeance to post the third best investment returns since 1926. Corporate bonds were the best performing sub-group and were slightly overweighted in the fund. In particular, our emphasis focused on the finance, energy, chemical, and healthcare groups as a source of relatively high yields and improving credit situations. Treasury bonds were the next best performing class followed by mortgage backed securities (MBS). While MBS lagged the overall market last year, the Star Strategic Income Fund's holdings were shifted towards more stable, better performing securities. These securities offer no credit risk and currently have substantially better yields than Treasury securities.+

Q    Star Strategic Income Fund is a multi-asset fund. . . . How did this combination perform for shareholders?

A We are very excited about the fund's results in 1995 as several objectives were met. The fund has grown nearly five fold since inception. Income distributions expanded throughout the year, despite falling yields. Risk levels were kept manageable through a high level of asset diversification helping to keep risk levels down for shareholders. And perhaps most importantly, the fund managed to accomplish all of these feats without the use of high risk strategies such as investments in emerging markets or "junk" (non-investment grade) bonds.
Q On November 30, 1995, how were the fund's assets allocated among different incomeproducing investments, and why?

A Being a multi-asset fund, the Star Strategic Income Fund allocates assets over five broad classifications. Beginning with the "core" holdings of Treasury and corporate bonds, this group totaled 40.8% of net assets on November 30, 1995. Emphasis is placed on medium grade corporate bonds with call option features to enhance yields. Next, mortgage-backed securities comprised 23.6% as they offer no credit risk and historically attractive yields. We especially favor securities that have been through several prepayment opportunities, yet remain stable. The third class, Real Estate Investment Trusts (REIT's), make-up 17.3% of net assets. The fund strongly favors apartment and healthcare facilities, with the remaining assets equally invested in hotel, office, and retail oriented trusts. Not surprising, we tend to focus on higher yielding REIT's with strong operations and management. In terms of equity exposure, the fund held 13.2% in a combination of preferred, convertible, and high yielding common stocks. Lastly, international holdings represent 6.0% of assets. Since ADR's offer relatively low yields, we focus on dollar-denominated bonds issued by foreign entities. Together, these five broad asset types interact in such a way as to pursue high levels of income, while controlling risk of over exposure to any one investment class.

+These securities are subject to market risk and therefore, fluctuate in value.



THE STELLAR FUND

Q During the period, how did The Stellar Fund's multi-asset approach perform for shareholders?

A The fund performed very well for shareholders during the last year. The fund had a total return of 15.67% or 10.50% taking into account the sales charge of 4.5% for Investment Shares and a total return of 15.97%* for Trust Shares which was roughly in line with a mix of the S&P 500, the Lehman Government/Corporate, the EAFE, the NAREIT, and the cash indices.** The fund has performed positively, yet with relatively low volatility. The fund's policy is to attempt to minimize overall portfolio risk by limiting investments in any one security category. Again, by being exposed to a wide variety of asset classes, the Fund pursues lower volatility rather than being invested in just one or two classes. Shareholders also benefited as the fund invested more funds into the very weak international markets early in the year. By being in The Stellar Fund investors will not make the knee jerk reactions of selling weak performing assets at the wrong time. Diversification is the key.

Q The U.S. stock market soared to new heights during the period. How did the fund's stock holdings perform?

A The domestic equity holdings performed about in line with the market for the year. Early in the year, the fund was a little conservative and did not invest as heavily in technology as the market index. This hurt performance early on. However, as we became more constructive on interest rates, the fund was moved heavier into technology and particularly into financial stocks. This proved to be a real positive as financial stocks were one of the best performing sectors for the year.

Q With 1994's dismal performance behind it, the U.S. bond market recovered admirably during 1995. Can you comment on the fund's domestic bond holdings?

A 1994 was one of the worst bond markets in history. 1995 became the mirror image as fixed income market returned with a vengeance to post the third best investment returns since 1926. Corporate bonds were the best performing sub-group during the year and were slightly overweighted in The Stellar Fund. In particular, our emphasis focused on the finance, energy, chemical, and healthcare groups as a source of relatively high yields and improving credit situations. Treasury bonds were the next best performing class followed by mortgage backed securities (MBS). While MBS lagged the overall market last year, Stellar's holdings were shifted towards more stable, better performing securities. These securities offer no credit risk+ and currently have substantially better yields than Treasury securities.

Q The international stock and bond markets performed very differently from one another, with bonds significantly outperforming a very weak stock market. How did the fund's international stock and bond holdings perform?

A The Stellar Fund did not hold any international fixed income securities during 1995 but it did, however, hold a wide variety of international equities. One fifth of The Stellar Fund is devoted to the international markets and the fund participated in these markets primarily through the use of ADRs. Within the international equity markets there was wide divergence in performance. The best performing nation of the developed economies was the Swiss market which recorded a 42% increase after adjustment for the strong Swiss currency. The weakest market was the Milan exchange which fell 2.48%. One interesting situation involved the Mexican Bolsa which experienced a 15.65% increase for the year. However, due to a crisis in the peso, the conversion to dollar performance noted a decline of almost 24% for the year.

 *Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**Indexes are unmanaged and investments may not be made in an index.
+These securities are subject to market risk and therefore, fluctuate in value.
Q Which regions of the world seem to show the most opportunity, and how have you structured the fund's holdings to respond? Do you anticipate that international stocks are poised for a recovery in 1996?

A We would expect that the international markets will have greater potential for gains than the U.S. market in 1996. Economic expansion, reasonable valuations and some key, notable recovery sectors (Japan, Mexico and Canada) could pace the international bourses. Indeed, the performance of the Dow World Index+ this month has already equaled the increase for the prior 11 months. While we anticipate that the dollar will not collapse (thus favoring foreign situations) we do not think that it is likely to experience a dramatic recovery either. We have our major emphasis on Europe (63% of the portfolio) with a wide range of investment exposure to many different countries. Great Britain is our largest single country exposure, with 23%. We have, however, a strong concentration of securities in the Nordic countries. We have recently been increasing our exposure to Japan. We are, however, still significantly underweighting the EAFE standard.

Q    How did the fund's real estate holdings perform?


A During a year which witnessed very strong bond and stock markets, REIT securities underperformed. NAREIT's one year return number was 17.28%. The underperformance was mainly attributable to the weakness in the retail and residential sectors. These sectors comprise nearly 60% of the entire REIT market. The retail sector was especially weak, returning less than 0.5% for the year. Residential fared much better, but still only managed to return 5.66%. The real estate portion of The Stellar Fund had a slightly over-weighted position in both of these areas. This portfolio mix resulted in weaker performance for the REIT portion of The Stellar Fund.

Q While The Stellar Fund invests approximately equal amounts in five key financial markets, you have the flexibility to adjust, or "weight," the fund's holdings according to market conditions. Do you anticipate making any significant weighting changes in 1996?

A While the prospectus does allow asset categories to vary between 15% and 25% of the fund total, we generally keep the categories very close to the 20% norm. Again, the fund is based upon the theory of total return within the confines of diversification leading to lower volatility. By making significant sector moves away from the norm, the volatility theory could be mitigated. Therefore, we will likely stick close to the norm in each of the five asset categories.

Q During the past year, the performance of the key financial markets--particularly with regard to U.S. stock and international stocks--supports the concept of diversifying one's investments across different financial markets. As we enter 1996, can you comment on the advantages of the fund's multi-asset approach?

A As noted earlier, there was a wide divergence in stock market performance between the various countries of the world. It is exceedingly difficult to anticipate the events which will create a major market opportunity or vulnerability in today's economic and political environment. Two countries which had great promise--Japan with its worldwide marketing and financial muscle and Mexico with the recent NAFTA trade agreement--had enormous opportunities for their markets to experience gains. Both, however, had other problems that surfaced during the year which stifled these opportunities. Going into 1996, there is a different set of circumstances that face the world markets. We can be certain that it will be the unforeseen situations which will have the greatest impact on the creation of market value from country to country. In uncertainty, diversification is the most formidable weapon.

+Indexes are unmanaged and investments may not be made in an index.


STAR RELATIVE VALUE FUND

Q The stock market turned in extremely strong performance as it soared to record levels during 1995. In this positive environment, how did Star Relative Value Fund perform relative to the overall stock market?

A The Star Relative Value Fund had outstanding investment performance in the fiscal year ended November 30, 1995 with a no-load, net asset value total return of +35.10% (+28.97% load basis) compared to the Lipper Growth Index return of +32.68% and +31.30% for the Lipper Growth and Income Index.* The Standard and Poors 500 Index+ had a return of +36.98% for the same period.*

Q    What particular strategies accounted for such strong performance?


A During the fiscal year ended November 30, 1995 the Star Relative Value Fund maintained minimal levels of cash allowing the fund to be fully invested in equities as the stock market rallied to record highs throughout the year. Strong individual stock performance from A T & T Corporation and ITT Corporation which both announced restructuring plans in 1995, Intel which doubled in value, and Eastman Kodak, General Electric, and Bristol-Myers Squibb all up over 40% in total return, contributed to the strong fund performance.

Q With such an increase in stock prices, in what sectors of the stock market do you see opportunities for continued value?


A We continue to see opportunities in 1996 from the capital goods sector with an emphasis on both defense and technology stocks. We also see the financial sector, especially insurance and financial services related companies as an area of the market that will maintain good earnings as the yield curve steepens and the industry continues its process of consolidation.

Q What is your outlook for stocks as we leave what has been a spectacular year?


A Our belief is that the economy will continue to grow but at a much slower pace in 1996. Low inflation and mid-single digit earnings growth leads us to believe that the market will be rather flat in the year ahead. Emphasis will be placed on sector rotation and security selection. Companies will be attempting to increase shareholder value through increased cash dividends and/or stock repurchase programs.

*This index is unmanaged and actual investments may not be made in an index.

Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth +more or less than their original cost.


STAR GROWTH EQUITY FUND

Q In an environment that saw stocks soar, how did Star Growth Equity Fund perform since it began operation on December 12, 1994 through November 30, 1995?

A The fund has moved up nicely since inception, even though the fund was invested in a fairly conservative manner early in the year. The fund's total return was 29.44% or 24.34% taking into account the contingent deferred sales charge of 5% during this period, while the S&P 500 rose 38%.* We envisioned an environment where the economy would continue to show relatively strong growth with controlled inflation. We believed that the economic growth would be strong enough that the Federal Reserve (the "Fed") would tighten rates early in the year before moving to a more accommodative policy late in the year. Therefore, the fund maintained a fair amount of cash early in the year and invested in more defensive groups, such as energy. As spring progressed and the Fed began easing rates, we slowly worked cash back into the market and became more aggressive. This helped returns immensely in the last quarter of the year.

Q    What were the fund's best performing sectors?


A The market was led early in the year by technology stocks. While this was an area where we were not overweighted, the securities in the sector did very well. The other strong area for the market and the fund was in financial stocks where we were overweighted. The bank and insurance stocks moved higher during the year as interest rates dropped and more financial mergers took place.

Q    Do you see continued opportunities for growth in these sectors?


A We still like the financial sector of the market. The economic slowdown that is occurring should lead to stable or declining rates which is a positive for this group. We also expect some renewed restructuring in the insurance stocks, which should propel those stocks higher during the year. Technology will continue to be a mixed bag and will be a group where stock selection will be very important going forward.

Q As we close a record setting year for stocks, what is your outlook for 1996?
A The market will be faced with slowing earnings growth as 1996 progresses. Year over year growth rates should slow to the mid single digit levels for the year. This is substantially below the rates that have been generated over the past few years. Investors will have to balance this against what should be flat to lower interest rates which is a positive for the price/earnings ratio. Further, clouding the picture will be the political landscape as Americans go to the polls to elect a President and Congress. Therefore, overall we think the market will move higher but it will be a year with higher volatility than in the past. It should be a year where investors will have to be nimble in picking their stocks. Our other thesis is that as the economy and earnings slow, we should see a rebound by small stocks. Therefore, we will look to lower our market capitalization's somewhat.

*This index is unmanaged and investments may not be made in an index.


STAR CAPITAL APPRECIATION FUND

Q How did Star Capital Appreciation Fund perform during the period, in such a highly favorable environment for stocks?

A The Star Capital Appreciation Fund posted a positive return number of 17.35% or 12.05% taking into account the sales charge for the year ending November 1995.*

Q    What particular strategies accounted for its performance?


A The fund had been underweighted in the technology sector for most of the first half of 1995. The subsequent portfolio purchases to become market weighted in technology occurred unfortunately at the top of the technology market cycle. Going forward, the diversification of the fund and adherence to sector weights will help to improve performance.

Q Where do you see continued opportunities for growth in such a strong market?

A Capital Goods, Transportation, Consumer Staples, Health Care and Miscellaneous sectors are currently the areas we feel we provide the greatest opportunities for growth in 1996. The areas where we believe that earnings comparisons will be the toughest are in the Basic Industry and Consumer Cyclical sectors.

Q    What is your outlook for growth stocks as we enter 1996?


A We continue to believe that as the economy slows, earnings growth potential will become much more pronounced in the mid capitalization sector of the market. It is this strong performance on the earnings side that will propel these stocks toward strong relative performance. Therefore, it is our belief that mid cap stocks will perform very well in 1996.

*Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


INDEX DEFINITIONS

EAFE (Europe, Australia and Far East Index) is a market capitalization weighted foreign securities index which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions.
Lipper Growth & Income Fund Index is an index of the net asset value weighted performance, adjusted for capital gains distributions and income dividends, of the 30 largest growth & income funds provided by Lipper Analytical Services, Inc. Lipper calculations do not include sales charges.

Lipper Growth Index is an index of the net asset value weighted performance, adjusted for capital gains distributions and income dividends, of the 30 largest growth funds provided by Lipper Analytical Services, Inc. Lipper calculations do not include sales charges.

Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return.

Lehman Brothers Government/Corporate Total Index is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance.

Standard & Poor's Daily Stock Price Index of 500 Common Stocks is a composite index of common stocks in industry, transportation, and financial and public utility companies.

NAREIT (National Association of Real Estate Investment Trusts) is an unmanaged index of real estate investment trusts denoting general market performance as monitored by the National Association of Real Estate Investment Trusts.


STAR U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

         GROWTH OF $10,000 INVESTED IN STAR U.S. GOVERNMENT INCOME FUND
     THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR U.S. GOVERNMENT FUND (THE "FUND") FROM JANUARY 5, 1993 (START OF PERFORMANCE) TO NOVEMBER 30, 1995 COMPARED TO THE LEHMAN GOVERNMENT CORPORATE TOTAL INDEX.



                                [CHART APPEARS HERE]


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Government Corporate Total Index has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

The Lehman Government Corporate Total Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the
 Fund's performance.



STAR STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

            GROWTH OF $10,000 INVESTED IN STAR STRATEGIC INCOME FUND
     THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR STRATEGIC INCOME FUND (THE "FUND") FROM DECEMBER 12, 1994 (START OF PERFORMANCE) TO NOVEMBER 30, 1995 COMPARED TO THE LEHMAN GOVERNMENT CORPORATE TOTAL INDEX.



                                [CHART APPEARS HERE]




PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Government Corporate Total Index has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

The Lehman Government Corporate Total Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the
 Fund's performance.




THE STELLAR FUND--INVESTMENT SHARES
--------------------------------------------------------------------------------

       GROWTH OF $10,000 INVESTED IN THE STELLAR FUND--INVESTMENT SHARES

     THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STELLAR FUND-- INVESTMENT SHARES (THE "FUND") FROM OCTOBER 18, 1991 (START OF PERFORMANCE) TO NOVEMBER 30, 1995 COMPARED TO THE STANDARD & POOR'S 500/LEHMAN GOVERNMENT CORPORATE TOTAL INDEX.





                                [CHART APPEARS HERE]




PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Government Corporate Total Index has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

The Standard & Poor's 500/Lehman Government Corporate Total Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.



THE STELLAR FUND--TRUST SHARES
--------------------------------------------------------------------------------

          GROWTH OF $10,000 INVESTED IN THE STELLAR FUND--TRUST SHARES

     THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STELLAR FUND--TRUST SHARES (THE "FUND") FROM APRIL 6, 1994 (START OF PERFORMANCE) TO NOVEMBER 30, 1995 COMPARED TO THE STANDARD & POOR'S 500/LEHMAN GOVERNMENT CORPORATE TOTAL INDEX.





                                [CHART APPEARS HERE]




PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500/Lehman Government Corporate Total Index has been adjusted to reflect reinvestment of all dividends on securities in the index. This index is unmanaged.

The Standard & Poor's 500/Lehman Government Corporate Total Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.



STAR RELATIVE VALUE FUND
--------------------------------------------------------------------------------

                GROWTH OF $10,000 INVESTED IN STAR RELATIVE FUND

     THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR RELATIVE VALUE FUND (THE "FUND") FROM JUNE 4, 1991 (START OF PERFORMANCE) TO NOVEMBER 30, 1995 COMPARED TO THE STANDARD & POOR'S 500 INDEX.





                                [CHART APPEARS HERE]




PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

The Standard & Poor's 500 Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.



STAR GROWTH EQUITY FUND
--------------------------------------------------------------------------------

             GROWTH OF $10,000 INVESTED IN STAR GROWTH EQUITY FUND

     THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR GROWTH EQUITY FUND (THE "FUND") FROM DECEMBER 12, 1994 (START OF PERFORMANCE) TO NOVEMBER 30, 1995 COMPARED TO THE STANDARD & POOR'S 500 INDEX.







                                [CHART APPEARS HERE]




PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Standard & Poor's 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

The Standard & Poor's 500 Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.




STAR CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

          GROWTH OF $10,000 INVESTED IN STAR CAPITAL APPRECIATION FUND

     THE GRAPH BELOW ILLUSTRATES THE HYPOTHETICAL INVESTMENT OF $10,000 IN THE STAR CAPITAL APPRECIATION FUND (THE "FUND") FROM JUNE 13, 1994 (START OF PERFORMANCE) TO NOVEMBER 30, 1995 COMPARED TO THE S&P MIDCAP 400 INDEX.






                                [CHART APPEARS HERE]




PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*Represents a hypothetical investment $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Midcap 400 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

The S&P Midcap 400 Index is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.




STAR U.S. GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                              VALUE
-------------  ----------------------------------------------------------------------------------  --------------
CORPORATE BONDS--26.1%
-------------------------------------------------------------------------------------------------
               BEVERAGE & TOBACCO--1.1%
               ----------------------------------------------------------------------------------
$   1,100,000  Philip Morris Cos, Inc., 9.75%, 5/1/1997                                            $    1,157,739
               ----------------------------------------------------------------------------------  --------------
               CHEMICALS--1.7%
               ----------------------------------------------------------------------------------
    1,750,000  Dow Chemical Co., 7.60%, 1/2/2002                                                        1,850,555
               ----------------------------------------------------------------------------------  --------------
               ELECTRONIC TECHNOLOGY--0.5%
               ----------------------------------------------------------------------------------
      500,000  Philips Electric, 6.75%, 8/15/2003                                                         511,475
               ----------------------------------------------------------------------------------  --------------
               ENERGY--3.1%
               ----------------------------------------------------------------------------------
    3,250,000  Enron Corp., 7.125%, 5/15/2007                                                           3,381,690
               ----------------------------------------------------------------------------------  --------------
               FINANCE--5.2%
               ----------------------------------------------------------------------------------
      750,000  Citicorp, 8.625%, 12/1/2002                                                                847,935
               ----------------------------------------------------------------------------------
      150,000  Ford Motor Credit Corp., 6.1875%, 7/19/1996, LIBOR Floater                                 149,987
               ----------------------------------------------------------------------------------
    2,300,000  General Electric Capital Corp., 7.98%, 12/15/2007                                        2,346,644
               ----------------------------------------------------------------------------------
      250,000  General Electric Capital Corp., 8.75%, 11/26/1996                                          257,113
               ----------------------------------------------------------------------------------
    1,750,000  International Lease Financing Co., 6.25%, 10/15/2000                                     1,771,053
               ----------------------------------------------------------------------------------
      250,000  International Lease Financing Co., 8.375%, 12/15/2004                                      281,480
               ----------------------------------------------------------------------------------  --------------
               Total                                                                                    5,654,212
               ----------------------------------------------------------------------------------  --------------
               FOOD & BEVERAGE--0.5%
               ----------------------------------------------------------------------------------
      500,000  McDonalds Corp., 8.375%, 10/29/1999                                                        544,290
               ----------------------------------------------------------------------------------  --------------
               HEALTHCARE--1.9%
               ----------------------------------------------------------------------------------
      500,000  Columbia HCA Healthcare Co., 6.91%, 6/15/2005                                              516,825
               ----------------------------------------------------------------------------------
      500,000  Columbia Healthcare Corp., 6.125%, 12/15/2000                                              501,630
               ----------------------------------------------------------------------------------
    1,000,000  Johnson & Johnson Co., 8.00%, 9/1/1998                                                   1,016,340
               ----------------------------------------------------------------------------------  --------------
               Total                                                                                    2,034,795
               ----------------------------------------------------------------------------------  --------------
               HOUSEHOLD PRODUCTS--1.0%
               ----------------------------------------------------------------------------------
    1,000,000  Procter & Gamble Co., 7.375%, 3/1/2023                                                   1,058,910
               ----------------------------------------------------------------------------------  --------------
               INSURANCE--1.3%
               ----------------------------------------------------------------------------------
    1,250,000  Ohio National Life Insurance Co., 8.875%, 7/15/2004                                      1,407,538
               ----------------------------------------------------------------------------------  --------------
               OIL--2.1%
               ----------------------------------------------------------------------------------
    1,000,000  Ashland Oil, Inc., 7.90%, 8/5/2006                                                       1,097,450
               ----------------------------------------------------------------------------------
    1,100,000  Chevron Capital U S A, Inc., 7.45%, 8/15/2004                                            1,178,375
               ----------------------------------------------------------------------------------  --------------
               Total                                                                                    2,275,825
               ----------------------------------------------------------------------------------  --------------
               PRODUCER MANUFACTURING--1.3%
               ----------------------------------------------------------------------------------
    1,000,000  Alcan Aluminum Corp., 7.25%, 12/15/1999                                                  1,044,410
               ----------------------------------------------------------------------------------
      400,000  Alcan Aluminum Ltd., 9.20%, 3/15/2001                                                      425,992
               ----------------------------------------------------------------------------------  --------------
               Total                                                                                    1,470,402
               ----------------------------------------------------------------------------------  --------------
               TELECOMMUNICATIONS--1.0%
               ----------------------------------------------------------------------------------
      300,000  Pacific Telephone & Telegraph Co., 7.25%, 2/1/2008                                         304,662
               ----------------------------------------------------------------------------------



STAR U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                              VALUE
-------------  ----------------------------------------------------------------------------------  --------------
CORPORATE BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
               TELECOMMUNICATIONS--CONTINUED
               ----------------------------------------------------------------------------------
$     750,000  Pacific Telephone & Telegraph Co., 7.80%, 3/1/2007                                  $      765,413
               ----------------------------------------------------------------------------------  --------------
               Total                                                                                    1,070,075
               ----------------------------------------------------------------------------------  --------------
               UTILITIES-ELECTRIC--5.7%
               ----------------------------------------------------------------------------------
      100,000  Alabama Power Co., 8.75%, 12/1/2021                                                        106,646
               ----------------------------------------------------------------------------------
    1,000,000  Cincinnati Gas & Electric Co., 8.95%, 12/15/2021                                         1,083,200
               ----------------------------------------------------------------------------------
    2,000,000  Duke Power Co., 7.41% Medium Term Note, 2/10/2004,                                       2,077,880
               ----------------------------------------------------------------------------------
    3,000,000  Georgia Power Co., 6.625%, 4/1/2003                                                      2,982,570
               ----------------------------------------------------------------------------------  --------------
               Total                                                                                    6,250,296
               ----------------------------------------------------------------------------------  --------------
               TOTAL CORPORATE BONDS (IDENTIFIED COST $28,112,894)                                     28,667,802
               ----------------------------------------------------------------------------------  --------------
GOVERNMENT AGENCIES--25.8%
-------------------------------------------------------------------------------------------------
               FEDERAL HOME LOAN BANK--3.4%
               ----------------------------------------------------------------------------------
      447,255  6.00%, 8/1/2013                                                                            435,655
               ----------------------------------------------------------------------------------
    2,738,847  8.50%, 6/1/2024                                                                          2,862,917
               ----------------------------------------------------------------------------------
      435,079  9.00%, 5/1/2021                                                                            457,507
               ----------------------------------------------------------------------------------  --------------
               Total                                                                                    3,756,079
               ----------------------------------------------------------------------------------  --------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION--8.6%
               ----------------------------------------------------------------------------------
    2,000,000  4.48%, 10/4/1996                                                                         1,996,900
               ----------------------------------------------------------------------------------
    2,500,000  7.00%, 9/17/2031                                                                         2,478,125
               ----------------------------------------------------------------------------------
    1,000,000  7.83%, 8/11/2004                                                                         1,029,060
               ----------------------------------------------------------------------------------
    2,000,000  PC Gtd., 7.00%, 12/15/2019                                                               2,048,740
               ----------------------------------------------------------------------------------
    1,000,000  PC Gtd., 7.00%, 5/15/2019                                                                1,003,160
               ----------------------------------------------------------------------------------
      354,558  PC Gtd., 7.50%, 8/15/2016                                                                  355,362
               ----------------------------------------------------------------------------------
      500,000  PC Gtd., 8.00%, 7/15/2020                                                                  513,425
               ----------------------------------------------------------------------------------  --------------
               Total                                                                                    9,424,772
               ----------------------------------------------------------------------------------  --------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION--10.6%
               ----------------------------------------------------------------------------------
      428,840  5.00%, 11/25/2006, REMIC                                                                   426,409
               ----------------------------------------------------------------------------------
    1,750,000  7.00%, 3/17/2035, REMIC                                                                  1,751,400
               ----------------------------------------------------------------------------------
    3,000,000  7.00%, 7/25/2007, REMIC                                                                  3,069,930
               ----------------------------------------------------------------------------------
    1,500,000  7.25%, 1/25/2019, REMIC                                                                  1,508,985
               ----------------------------------------------------------------------------------
    4,042,000  7.25%, 1/17/2021, REMIC                                                                  4,234,965
               ----------------------------------------------------------------------------------
      500,000  8.40%, 8/25/2019, REMIC                                                                    537,795
               ----------------------------------------------------------------------------------  --------------
               Total                                                                                   11,529,484
               ----------------------------------------------------------------------------------  --------------
               GOVERNMENT NATIONAL MORTGAGE ASSOC.--2.3%
               ----------------------------------------------------------------------------------
    2,500,000  Government National Mortgage Association Gtd, 7.00%, 6/16/2017, REMIC                    2,574,450
               ----------------------------------------------------------------------------------  --------------
               STUDENT LOAN MARKETING ASSOCIATION--0.9%
               ----------------------------------------------------------------------------------
    1,000,000  5.70%, 8/2/1999                                                                            994,440
               ----------------------------------------------------------------------------------  --------------
               TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $27,706,851)                                 28,279,225
               ----------------------------------------------------------------------------------  --------------



STAR U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                              VALUE
-------------  ----------------------------------------------------------------------------------  --------------
U.S. TREASURY--44.7%
-------------------------------------------------------------------------------------------------
               TREASURY BONDS--21.3%
               ----------------------------------------------------------------------------------
$   1,250,000  6.875%, 8/15/2025                                                                   $    1,376,113
               ----------------------------------------------------------------------------------
    3,000,000  7.25%, 5/15/2016                                                                         3,357,360
               ----------------------------------------------------------------------------------
    1,250,000  7.625%, 2/15/2007                                                                        1,364,675
               ----------------------------------------------------------------------------------
      400,000  7.625%, 2/15/2025                                                                          476,164
               ----------------------------------------------------------------------------------
      250,000  7.875%, 2/15/2021                                                                          300,693
               ----------------------------------------------------------------------------------
   11,800,000  8.125%, 8/15/2019                                                                       14,509,630
               ----------------------------------------------------------------------------------
      500,000  8.75%, 5/15/2020                                                                           654,850
               ----------------------------------------------------------------------------------
    1,000,000  8.75%, 8/15/2020                                                                         1,310,840
               ----------------------------------------------------------------------------------  --------------
               Total                                                                                   23,350,325
               ----------------------------------------------------------------------------------  --------------
               TREASURY NOTES--23.4%
               ----------------------------------------------------------------------------------
    5,500,000  6.25%, 5/31/2000                                                                         5,656,310
               ----------------------------------------------------------------------------------
    1,000,000  6.25%, 8/31/2000                                                                         1,028,760
               ----------------------------------------------------------------------------------
    1,500,000  6.375%, 8/15/2002                                                                        1,561,485
               ----------------------------------------------------------------------------------
    4,400,000  6.75%, 5/31/1999                                                                         4,574,812
               ----------------------------------------------------------------------------------
    1,000,000  6.875%, 3/31/1997                                                                        1,019,130
               ----------------------------------------------------------------------------------
    3,500,000  7.375%, 5/15/1996                                                                        3,529,890
               ----------------------------------------------------------------------------------
    3,000,000  7.50%, 12/31/1996                                                                        3,066,660
               ----------------------------------------------------------------------------------
    4,900,000  7.75%, 11/30/1999                                                                        5,287,247
               ----------------------------------------------------------------------------------  --------------
               Total                                                                                   25,724,294
               ----------------------------------------------------------------------------------  --------------
               TOTAL U.S. TREASURY (IDENTIFIED COST $47,096,689)                                       49,074,619
               ----------------------------------------------------------------------------------  --------------
(A) REPURCHASE AGREEMENT--4.3%
-------------------------------------------------------------------------------------------------
    4,707,000  Donaldson, Lufkin, & Jenrette Securities Corp., 5.875% dated
               11/30/1995, due 12/1/1995 (at amortized cost)                                            4,707,000
               ----------------------------------------------------------------------------------  --------------
               TOTAL INVESTMENTS (IDENTIFIED COST $107,623,434) (B)                                $  110,728,646
               ----------------------------------------------------------------------------------  --------------


 (a) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(b) The cost of investments for federal tax purposes amounts to $107,750,254. The net unrealized appreciation of investments on a federal tax basis amounts to $2,978,392 which is comprised of $3,232,150 appreciation and $253,758 depreciation at November 30, 1995.

Note: The categories of investments are shown as a percentage of net assets
      ($109,666,445) at November 30, 1995.

The following acronyms are used throughout this portfolio:

GTD--Guaranty
LIBOR--London Interbank Offered Rate
PC--Participation Certificate
REMIC--Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)


STAR U.S. GOVERNMENT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
-------------------------------------------------------------------------------------------------
Total investments in securities, at value
(identified cost $107,623,434 and tax cost $107,750,254)                                           $  110,728,646
-------------------------------------------------------------------------------------------------
Cash                                                                                                        1,246
-------------------------------------------------------------------------------------------------
Income receivable                                                                                       1,334,185
-------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                276,923
-------------------------------------------------------------------------------------------------
Deferred expenses                                                                                          15,042
-------------------------------------------------------------------------------------------------  --------------
     Total assets                                                                                     112,356,042
-------------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------------------------
Payable for investments purchased                                                    $  2,199,343
-----------------------------------------------------------------------------------
Payable for shares redeemed                                                               335,237
-----------------------------------------------------------------------------------
Income distribution payable                                                               131,866
-----------------------------------------------------------------------------------
Accrued expenses                                                                           23,151
-----------------------------------------------------------------------------------  ------------
     Total liabilities                                                                                  2,689,597
-------------------------------------------------------------------------------------------------  --------------
NET ASSETS for 10,986,487 shares outstanding                                                       $  109,666,445
-------------------------------------------------------------------------------------------------  --------------
NET ASSETS CONSISTS OF:
-------------------------------------------------------------------------------------------------
Paid in capital                                                                                    $  108,120,296
-------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                              3,105,212
-------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                           (1,559,063)
-------------------------------------------------------------------------------------------------  --------------
     Total Net Assets                                                                              $  109,666,445
-------------------------------------------------------------------------------------------------  --------------
NET ASSET VALUE AND REDEMPTION PROCEEDS PER SHARE:
($109,666,445 / 10,986,487 shares outstanding)                                                              $9.98
-------------------------------------------------------------------------------------------------  --------------
Offering Price Per Share: (100/96.50 of $9.98)*                                                            $10.34
-------------------------------------------------------------------------------------------------  --------------


 *See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)


]STAR U.S. GOVERNMENT INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
---------------------------------------------------------------------------------------------------
Interest                                                                                             $   7,079,778
---------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------
Investment advisory fee                                                                  $  594,238
---------------------------------------------------------------------------------------
Administrative personnel and services fee                                                   109,087
---------------------------------------------------------------------------------------
Custodian fees                                                                               26,312
---------------------------------------------------------------------------------------
Transfer agent and dividend disbursing agent fees and expenses                               33,583
---------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                     2,482
---------------------------------------------------------------------------------------
Auditing fees                                                                                16,741
---------------------------------------------------------------------------------------
Legal fees                                                                                      980
---------------------------------------------------------------------------------------
Portfolio accounting fees                                                                    51,548
---------------------------------------------------------------------------------------
Shareholder services fee                                                                     20,885
---------------------------------------------------------------------------------------
Share registration costs                                                                     23,974
---------------------------------------------------------------------------------------
Printing and postage                                                                         18,212
---------------------------------------------------------------------------------------
Insurance premiums                                                                            2,492
---------------------------------------------------------------------------------------
Miscellaneous                                                                                 8,816
---------------------------------------------------------------------------------------  ----------
     Total expenses                                                                                        909,350
---------------------------------------------------------------------------------------------------  -------------
          Net investment income                                                                          6,170,428
---------------------------------------------------------------------------------------------------  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
---------------------------------------------------------------------------------------------------
Net realized gain on investments includes $42,222 net gain on options                                       48,883
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments                                      7,371,857
---------------------------------------------------------------------------------------------------  -------------
     Net realized and unrealized gain on investments and options                                         7,420,740
---------------------------------------------------------------------------------------------------  -------------
          Change in net assets resulting from operations                                             $  13,591,168
---------------------------------------------------------------------------------------------------  -------------


(See Notes which are an integral part of the Financial Statements)


STAR U.S. GOVERNMENT INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED NOVEMBER 30,
                                                                                       1995            1994
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------------------------------------
OPERATIONS--
--------------------------------------------------------------------------------
Net investment income                                                             $    6,170,428  $    3,611,329
--------------------------------------------------------------------------------
Net realized gain (loss) on investments and options ($173,123 net gain and
$1,455,104 net loss respectively, as computed for federal tax purposes)                   48,883      (1,609,209)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments                    7,371,857      (3,895,379)
--------------------------------------------------------------------------------  --------------  --------------
     Change in net assets resulting from operations                                   13,591,168      (1,893,259)
--------------------------------------------------------------------------------  --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS--
--------------------------------------------------------------------------------
Distributions from net investment income                                              (6,170,428)     (3,611,329)
--------------------------------------------------------------------------------
Distributions from net realized gains                                                   --              (461,372)
--------------------------------------------------------------------------------  --------------  --------------
     Change in net assets resulting from distributions to shareholders                (6,170,428)     (4,072,701)
--------------------------------------------------------------------------------  --------------  --------------
SHARE TRANSACTIONS--
--------------------------------------------------------------------------------
Proceeds from sale of shares                                                          46,528,164      66,524,387
--------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions
declared                                                                               2,992,672       1,313,490
--------------------------------------------------------------------------------
Cost of shares redeemed                                                              (35,199,263)    (18,135,243)
--------------------------------------------------------------------------------  --------------  --------------
     Change in net assets resulting from share transactions                           14,321,573      49,702,634
--------------------------------------------------------------------------------  --------------  --------------
          Change in net assets                                                        21,742,313      43,736,674
--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------
Beginning of period                                                                   87,924,132      44,187,458
--------------------------------------------------------------------------------  --------------  --------------
End of period (including undistributed net investment income of $0 and $0,
respectively)                                                                     $  109,666,445  $   87,924,132
--------------------------------------------------------------------------------  --------------  --------------


(See Notes which are an integral part of the Financial Statements)



STAR U.S. GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                              YEAR ENDED
                                                                                             NOVEMBER 30,
                                                                                      1995       1994      1993(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                $    9.24  $   10.25  $   10.00
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------
  Net investment income                                                                  0.60       0.55       0.51
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                 0.74      (0.90)      0.25
----------------------------------------------------------------------------------  ---------  ---------  ---------
  Total from investment operations                                                       1.34      (0.35)      0.76
----------------------------------------------------------------------------------  ---------  ---------  ---------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------------
  Distributions from net investment income                                              (0.60)     (0.55)     (0.51)
----------------------------------------------------------------------------------
  Distributions from net realized gain on investments                                    0.00      (0.11)      0.00
----------------------------------------------------------------------------------  ---------  ---------  ---------
  Total distributions                                                                   (0.60)     (0.66)     (0.51)
----------------------------------------------------------------------------------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                                                      $    9.98  $    9.24  $   10.25
----------------------------------------------------------------------------------  ---------  ---------  ---------
TOTAL RETURN (B)                                                                        14.90%     (3.53)%      7.63%
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------
  Expenses                                                                               0.92%      0.97%      1.12%*
----------------------------------------------------------------------------------
  Net investment income                                                                  6.23%      5.87%      5.55%*
----------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                     --           0.03%      0.30%*
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                           $ 109,666  $  87,924  $  44,187
----------------------------------------------------------------------------------
  Portfolio turnover                                                                      236%       148%       105%
----------------------------------------------------------------------------------


  * Computed on an annualized basis.

 (a) Reflects operations for the period from January 5, 1993 (date of initial public investment) to
   November 30, 1993. For the period from November 23, 1992 (start of business) to January 4, 1993, all income was distributed to the Administrator.

 (b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


STAR STRATEGIC INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

 PRINICPAL
   AMOUNT
 OR SHARES                                                                                               VALUE
------------  -------------------------------------------------------------------------------------  -------------
COMMON STOCKS--17.7%
---------------------------------------------------------------------------------------------------
              FOOD & BEVERAGE--0.3%
              -------------------------------------------------------------------------------------
       5,000  Sara Lee Corp.                                                                         $     161,250
              -------------------------------------------------------------------------------------  -------------
              FOREST PRODUCTS & PAPER--1.0%
              -------------------------------------------------------------------------------------
      11,000  Weyerhaeuser Co.                                                                             497,750
              -------------------------------------------------------------------------------------  -------------
              REAL ESTATE--15.2%
              -------------------------------------------------------------------------------------
      25,300  Avalon Properties, Inc.                                                                      493,350
              -------------------------------------------------------------------------------------
      15,900  Camden Property Trust                                                                        327,938
              -------------------------------------------------------------------------------------
      10,000  Centerpoint Properties Corp.                                                                 222,500
              -------------------------------------------------------------------------------------
      40,000  Glimcher Realty Trust                                                                        700,000
              -------------------------------------------------------------------------------------
      69,000  LTC Properties                                                                             1,026,375
              -------------------------------------------------------------------------------------
      21,800  Liberty Property                                                                             425,100
              -------------------------------------------------------------------------------------
      50,000  Manufactured Home Communities, Inc.                                                          875,000
              -------------------------------------------------------------------------------------
      35,600  Omega Healthcare Investors                                                                   867,750
              -------------------------------------------------------------------------------------
      66,000  Sizeler Property Investments, Inc.                                                           569,250
              -------------------------------------------------------------------------------------
      54,750  South West Property Trust, Inc.                                                              684,375
              -------------------------------------------------------------------------------------
      37,000  Summit Properties, Inc.                                                                      703,000
              -------------------------------------------------------------------------------------
      25,000  Winston Hotels                                                                               296,875
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      7,191,513
              -------------------------------------------------------------------------------------  -------------
              UTILITIES--1.2%
              -------------------------------------------------------------------------------------
       2,833  Cinergy Corp.                                                                                 83,573
              -------------------------------------------------------------------------------------
      20,000  Southern Co.                                                                                 457,500
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                        541,073
              -------------------------------------------------------------------------------------  -------------
              TOTAL COMMON STOCKS (IDENTIFIED COST $8,318,892)                                           8,391,586
              -------------------------------------------------------------------------------------  -------------
CORPORATE BONDS--32.7%
---------------------------------------------------------------------------------------------------
              BANKING--3.2%
              -------------------------------------------------------------------------------------
$    250,000  Citicorp, 8.625%, 12/01/2002                                                                 282,645
              -------------------------------------------------------------------------------------
     250,000  Morgan (J. P.) & Co. Inc., 8.00%, 5/30/2005                                                  259,453
              -------------------------------------------------------------------------------------
     100,000  Morgan (J. P.) & Co. Inc., 9.625%, 12/15/1998                                                100,331
              -------------------------------------------------------------------------------------
     353,000  NCNB Corp., 10.50%, 3/15/1999                                                                357,511
              -------------------------------------------------------------------------------------
     500,000  Nationsbank Corp., 7.625%, 4/15/2005                                                         539,865
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      1,539,805
              -------------------------------------------------------------------------------------  -------------
              CHEMICALS--2.3%
              -------------------------------------------------------------------------------------
     500,000  Dow Chemical Co., 8.625%, 4/1/2006                                                           572,500
              -------------------------------------------------------------------------------------
     458,000  Dow Chemical Co., 9.35%, 3/15/2002                                                           507,597
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      1,080,097
              -------------------------------------------------------------------------------------  -------------



STAR STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                                                VALUE
------------  -------------------------------------------------------------------------------------  -------------
CORPORATE BONDS--CONTINUED
---------------------------------------------------------------------------------------------------
              CONSUMER DURABLES--2.2%
              -------------------------------------------------------------------------------------
$  1,030,000  General Motors Corp., 9.75%, 5/15/1999                                                 $   1,046,799
              -------------------------------------------------------------------------------------  -------------
              CONSUMER STAPLES--3.3%
              -------------------------------------------------------------------------------------
   1,117,000  Philip Morris Cos, Inc., 7.125%, 8/15/2002                                                 1,161,926
              -------------------------------------------------------------------------------------
     400,000  Philip Morris Cos, Inc., 9.25%, 12/1/1997                                                    425,248
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      1,587,174
              -------------------------------------------------------------------------------------  -------------
              ELECTRONIC TECHNOLOGY--2.6%
              -------------------------------------------------------------------------------------
   1,100,000  Philips Electronics NV, 8.375%, 9/15/2006                                                  1,259,016
              -------------------------------------------------------------------------------------  -------------
              ENERGY--1.7%
              -------------------------------------------------------------------------------------
     500,000  Chevron Capital U S A, Inc., 7.45%, 8/15/2004                                                535,625
              -------------------------------------------------------------------------------------
     250,000  Consolidated Natural Gas Co., 7.25%, 12/15/2015                                              264,813
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                        800,438
              -------------------------------------------------------------------------------------  -------------
              FINANCE--2.9%
              -------------------------------------------------------------------------------------
     255,000  General Electric Capital Corp., 7.98%, 12/15/2007                                            260,171
              -------------------------------------------------------------------------------------
   1,000,000  International Lease Finance Co., 8.375%, 12/15/2004                                        1,125,920
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      1,386,091
              -------------------------------------------------------------------------------------  -------------
              HEALTHCARE--2.2%
              -------------------------------------------------------------------------------------
   1,000,000  Columbia HCA Healthcare Co., 6.91%, 6/15/2005                                              1,033,650
              -------------------------------------------------------------------------------------  -------------
              INSURANCE--2.4%
              -------------------------------------------------------------------------------------
   1,000,000  Ohio National Life Insurance Co., 8.875%, 7/15/2004                                        1,126,030
              -------------------------------------------------------------------------------------  -------------
              MANUFACTURING--0.6%
              -------------------------------------------------------------------------------------
     250,000  Eastman Kodak Co., 9.875%, 11/1/2004                                                         276,378
              -------------------------------------------------------------------------------------  -------------
              METALS & MINING--3.4%
              -------------------------------------------------------------------------------------
   1,500,000  Alcan Aluminum Ltd., 9.20%, 3/15/2001                                                      1,597,470
              -------------------------------------------------------------------------------------  -------------
              PHARMACEUTICALS--1.8%
              -------------------------------------------------------------------------------------
     850,000  Johnson & Johnson Co., 8.00%, 9/1/1998                                                       863,889
              -------------------------------------------------------------------------------------  -------------
              UTILITIES--4.1%
              -------------------------------------------------------------------------------------
     185,000  Alabama Power Co., 9.00%, 12/1/2024                                                          208,347
              -------------------------------------------------------------------------------------
     500,000  Cincinnati Gas & Electric Co., 8.95%, 12/15/2021                                             541,600
              -------------------------------------------------------------------------------------
     389,000  Duke Power Co., 7.875%, 5/1/2024                                                             411,185
              -------------------------------------------------------------------------------------
     700,000  Pacific Telephone & Telegraph Co., 7.25%, 2/1/2008                                           710,878
              -------------------------------------------------------------------------------------
      62,000  Southern California Edison Co., 8.375%, 12/1/2017                                             63,775
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      1,935,785
              -------------------------------------------------------------------------------------  -------------
              TOTAL CORPORATE BONDS (IDENTIFIED COST $15,016,860)                                       15,532,622
              -------------------------------------------------------------------------------------  -------------
GOVERNMENT AGENCIES--23.6%
---------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN BANK--1.1%
              -------------------------------------------------------------------------------------
     500,000  9.02%, 1/19/2005                                                                             502,040
              -------------------------------------------------------------------------------------  -------------



STAR STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT
 OR SHARES                                                                                               VALUE
------------  -------------------------------------------------------------------------------------  -------------
GOVERNMENT AGENCIES--CONTINUED
---------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION--9.0%
              -------------------------------------------------------------------------------------
$  1,000,000  10.00%, 1/15/2021                                                                      $   1,115,710
              -------------------------------------------------------------------------------------
   1,000,000  7.00%, 12/15/2019                                                                          1,024,370
              -------------------------------------------------------------------------------------
     670,000  10.00% 12/15/2020                                                                            747,914
              -------------------------------------------------------------------------------------
     935,621  9.00%, 5/1/2021                                                                              983,852
              -------------------------------------------------------------------------------------
     394,267  11.00%, 4/1/2003                                                                             416,445
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      4,288,291
              -------------------------------------------------------------------------------------  -------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION--10.1%
              -------------------------------------------------------------------------------------
   1,000,000  4.00%, REMIC, 6/25/2020                                                                      838,110
              -------------------------------------------------------------------------------------
     658,599  8.20%, REMIC, 4/25/2006                                                                      666,587
              -------------------------------------------------------------------------------------
   1,000,000  9.00%, REMIC, 11/25/2019                                                                   1,102,470
              -------------------------------------------------------------------------------------
   1,100,000  9.50%, REMIC, 6/25/2020                                                                    1,222,749
              -------------------------------------------------------------------------------------
     701,547  9.40%, REMIC, 6/25/2019                                                                      726,326
              -------------------------------------------------------------------------------------
     225,000  10.00%, REMIC, 12/25/2018                                                                    241,601
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      4,797,843
              -------------------------------------------------------------------------------------  -------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--3.4%
              -------------------------------------------------------------------------------------
     117,011  10.00%, 11/15/2009                                                                           128,052
              -------------------------------------------------------------------------------------
     334,473  9.00%, 7/15/2016                                                                             355,685
              -------------------------------------------------------------------------------------
     139,327  10.00%, 11/15/2009                                                                           152,474
              -------------------------------------------------------------------------------------
     799,014  9.00%, 1/15/2022                                                                             845,692
              -------------------------------------------------------------------------------------
     155,739  9.00%, 1/15/2022                                                                             164,837
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      1,646,740
              -------------------------------------------------------------------------------------  -------------
              TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $11,068,525)                                   11,234,914
              -------------------------------------------------------------------------------------  -------------
PREFERRED STOCKS--12.7%
---------------------------------------------------------------------------------------------------
              ENERGY--2.5%
              -------------------------------------------------------------------------------------
      44,500  Enron Capital Resources, Series A, 9.00%                                                   1,190,375
              -------------------------------------------------------------------------------------  -------------
              FINANCE--3.6%
              -------------------------------------------------------------------------------------
      65,000  Providian LLC, 8.875%                                                                      1,722,500
              -------------------------------------------------------------------------------------  -------------
              OIL--2.8%
              -------------------------------------------------------------------------------------
      53,000  Atlantic Richfield Co., 9.00%                                                              1,325,000
              -------------------------------------------------------------------------------------  -------------
              REAL ESTATE--2.1%
              -------------------------------------------------------------------------------------
      40,000  Kimco Realty Corp., 8.50%                                                                    990,000
              -------------------------------------------------------------------------------------  -------------
              UTILITIES--1.7%
              -------------------------------------------------------------------------------------
      31,000  Cincinnati Gas & Electric Co., 8.28%                                                         794,375
              -------------------------------------------------------------------------------------  -------------
              TOTAL PREFERRED STOCKS (IDENTIFIED COST $6,031,964)                                        6,022,250
              -------------------------------------------------------------------------------------  -------------



STAR STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                                                VALUE
------------  -------------------------------------------------------------------------------------  -------------
U.S. TREASURY--8.1%
---------------------------------------------------------------------------------------------------
$    500,000  United States Treasury Bonds, 11.75%, 11/15/2014                                       $     765,060
              -------------------------------------------------------------------------------------
   2,750,000  United States Treasury Bonds, 7.25%, 5/15/2016                                             3,077,580
              -------------------------------------------------------------------------------------  -------------
              TOTAL U.S. TREASURY (IDENTIFIED COST $3,782,422)                                           3,842,640
              -------------------------------------------------------------------------------------  -------------
(A) REPURCHASE AGREEMENT--1.9%
---------------------------------------------------------------------------------------------------
     902,000  Donaldson, Lufkin & Jenrette Securities Corp., 5.875%, dated
              11/30/1995, due 12/1/1995 (at amortized cost)                                                902,000
              -------------------------------------------------------------------------------------  -------------
              TOTAL INVESTMENTS (IDENTIFIED COST $45,120,663)(B)                                     $  45,926,012
              -------------------------------------------------------------------------------------  -------------


 (a) The repurchase agreement is fully collateralized by U.S. Treasury and/or government agency obligations based on market prices at the date of the portfolio.

(b) The cost of investments for federal tax purposes amounts to $45,120,663. The net unrealized appreciation of investments on a federal tax basis amounts to $805,349 which is comprised of $1,199,447 appreciation and $394,098 depreciation at November 30, 1995.

Note: The categories of investments are shown as a percentage of net assets
      ($47,512,661) at November 30, 1995.

The following acronyms are used throughout this portfolio:

REMIC--Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)


STAR STRATEGIC INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified and tax cost $45,120,663)                                                                $  45,926,012
---------------------------------------------------------------------------------------------------
Cash                                                                                                        27,014
---------------------------------------------------------------------------------------------------
Income receivable                                                                                          538,891
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                            992,658
---------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                 718,235
---------------------------------------------------------------------------------------------------
Deferred expenses                                                                                           23,587
---------------------------------------------------------------------------------------------------  -------------
     Total assets                                                                                       48,226,397
---------------------------------------------------------------------------------------------------
LIABILITIES:
---------------------------------------------------------------------------------------------------
Payable for investments purchased                                                        $  579,177
---------------------------------------------------------------------------------------
Payable for shares redeemed                                                                  70,768
---------------------------------------------------------------------------------------
Options written, at value (premium received $33,236)                                         33,750
---------------------------------------------------------------------------------------
Accrued expenses                                                                             30,041
---------------------------------------------------------------------------------------  ----------
     Total liabilities                                                                                     713,736
---------------------------------------------------------------------------------------------------  -------------
NET ASSETS for 4,513,598 shares outstanding                                                          $  47,512,661
---------------------------------------------------------------------------------------------------  -------------
NET ASSETS CONSISTS OF:
---------------------------------------------------------------------------------------------------
Paid in capital                                                                                      $  46,630,743
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and options                                                     804,835
---------------------------------------------------------------------------------------------------
Distributions in excess of net realized gains                                                               (8,026)
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                         85,109
---------------------------------------------------------------------------------------------------  -------------
     TOTAL NET ASSETS                                                                                $  47,512,661
---------------------------------------------------------------------------------------------------  -------------
NET ASSET VALUE AND OFFERING PRICE PER SHARE:
($47,512,661 / 4,513,598 shares outstanding)                                                                $10.53
---------------------------------------------------------------------------------------------------  -------------
Redemption Proceeds Per Share: (95/100 of $10.53)*                                                          $10.00
---------------------------------------------------------------------------------------------------  -------------


*See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)


STAR STRATEGIC INCOME FUND
STATEMENT OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 1995*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Dividends                                                                                             $    899,103
----------------------------------------------------------------------------------------------------
Interest                                                                                                 1,429,327
----------------------------------------------------------------------------------------------------  ------------
     Total income                                                                                        2,328,430
----------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------------------
Investment advisory fee                                                                   $  248,983
----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                     48,356
----------------------------------------------------------------------------------------
Custodian fees                                                                                 6,552
----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      16,821
----------------------------------------------------------------------------------------
Legal fees                                                                                       931
----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     50,495
----------------------------------------------------------------------------------------
Shareholder services fee                                                                       6,545
----------------------------------------------------------------------------------------
Printing and postage                                                                          20,548
----------------------------------------------------------------------------------------
Insurance premiums                                                                             5,552
----------------------------------------------------------------------------------------
Miscellaneous                                                                                  6,553
----------------------------------------------------------------------------------------  ----------
     Total expenses                                                                          411,336
----------------------------------------------------------------------------------------
Waiver--
----------------------------------------------------------------------------------------
  Waiver of administrative personnel and services fee                                        (24,912)
----------------------------------------------------------------------------------------  ----------
     Net expenses                                                                                          386,424
----------------------------------------------------------------------------------------------------  ------------
          Net investment income                                                                          1,942,006
----------------------------------------------------------------------------------------------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
----------------------------------------------------------------------------------------------------
Net realized gain on investments (includes $39,766 net gain on options)                                     76,916
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and options                                           804,835
----------------------------------------------------------------------------------------------------  ------------
     Net realized and unrealized gain on investments and options                                           881,751
----------------------------------------------------------------------------------------------------  ------------
          Change in net assets resulting from operations                                              $  2,823,757
----------------------------------------------------------------------------------------------------  ------------


*For the period from December 12, 1994 (date of initial public investment) to November 30, 1995.

(See Notes which are an integral part of the Financial Statements)


STAR STRATEGIC INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   PERIOD ENDED
                                                                                                   NOVEMBER 30,
                                                                                                       1995*
INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------------------
OPERATIONS--
-----------------------------------------------------------------------------------------------
Net investment income                                                                             $     1,942,006
-----------------------------------------------------------------------------------------------
Net realized gain on investments and options ($76,916 as computed for federal tax purposes)                76,916
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and options                                          804,835
-----------------------------------------------------------------------------------------------  -----------------
     Change in net assets resulting from operations                                                     2,823,757
-----------------------------------------------------------------------------------------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS--
-----------------------------------------------------------------------------------------------
Distributions from net investment income                                                               (1,856,897)
-----------------------------------------------------------------------------------------------
Distributions from net realized gains                                                                     (76,916)
-----------------------------------------------------------------------------------------------
Distributions in excess of net realized gains                                                              (8,026)
-----------------------------------------------------------------------------------------------  -----------------
     Change in net assets resulting from distributions to shareholders                                 (1,941,839)
-----------------------------------------------------------------------------------------------  -----------------
SHARE TRANSACTIONS--
-----------------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                           48,423,382
-----------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions declared                     756,172
-----------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                                (2,548,811)
-----------------------------------------------------------------------------------------------  -----------------
     Change in net assets resulting from share transactions                                            46,630,743
-----------------------------------------------------------------------------------------------  -----------------
          Change in net assets                                                                         47,512,661
-----------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------
Beginning of period                                                                                     --
-----------------------------------------------------------------------------------------------  -----------------
End of period (including undistributed net investment income of $85,109)                          $    47,512,661
-----------------------------------------------------------------------------------------------  -----------------


*For the period from December 12, 1994 (date of initial public investment) to November 30, 1995.

(See Notes which are an integral part of the Financial Statements)


STAR STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                   PERIOD ENDED
                                                                                                   NOVEMBER 30,
                                                                                                      1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $   10.00
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------
  Net investment income                                                                                   0.69
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                                  0.55
-----------------------------------------------------------------------------------------------        -------
  Total from investment operations                                                                        1.24
-----------------------------------------------------------------------------------------------        -------
LESS DISTRIBUTIONS
-----------------------------------------------------------------------------------------------
  Distributions from net investment income                                                               (0.67)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gain on investments                                                    (0.04)
-----------------------------------------------------------------------------------------------
  Distributions in excess of net realized gain on investments                                            (0.00)**
-----------------------------------------------------------------------------------------------        -------
  Total distributions                                                                                    (0.71)
-----------------------------------------------------------------------------------------------        -------
NET ASSET VALUE, END OF PERIOD                                                                       $   10.53
-----------------------------------------------------------------------------------------------        -------
TOTAL RETURN (B)                                                                                         12.71%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
  Expenses                                                                                                1.47%*
-----------------------------------------------------------------------------------------------
  Net investment income                                                                                   7.41%*
-----------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                        0.10%*
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                            $  47,513
-----------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                       258%
-----------------------------------------------------------------------------------------------


  * Computed on an annualized basis.

 ** Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes for the year ended November 30, 1995.

(a) Reflects operations for the period from December 12, 1994 (date of initial public investment) to November 30, 1995.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


THE STELLAR FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

   SHARES                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
U.S. EQUITIES--20.7%
------------------------------------------------------------------------------------------------
BASIC INDUSTRY--1.4%
------------------------------------------------------------------------------------------------
               CHEMICALS--0.6%
               ---------------------------------------------------------------------------------
       10,000  Dow Chemical Co.                                                                   $      708,750
               ---------------------------------------------------------------------------------  --------------
               METALS & MINING--0.5%
               ---------------------------------------------------------------------------------
        9,000  Aluminum Co. of America                                                                   526,500
               ---------------------------------------------------------------------------------  --------------
               PAPER--0.3%
               ---------------------------------------------------------------------------------
        5,000  Kimberly Clark Corp.                                                                      384,375
               ---------------------------------------------------------------------------------  --------------
               TOTAL BASIC INDUSTRY                                                                    1,619,625
               ---------------------------------------------------------------------------------  --------------
CAPITAL GOODS--5.1%
------------------------------------------------------------------------------------------------
               AEROSPACE--1.1%
               ---------------------------------------------------------------------------------
       10,000  Boeing Co.                                                                                728,750
               ---------------------------------------------------------------------------------
       10,000  Honeywell, Inc.                                                                           476,250
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   1,205,000
               ---------------------------------------------------------------------------------  --------------
               ELECTRONICS--1.0%
               ---------------------------------------------------------------------------------
       12,000  Intel Corp.                                                                               730,500
               ---------------------------------------------------------------------------------
        6,000  Motorola Inc.                                                                             367,500
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   1,098,000
               ---------------------------------------------------------------------------------  --------------
               INDUSTRIAL PRODUCTS--0.4%
               ---------------------------------------------------------------------------------
       10,000  Agco Corp.                                                                                431,250
               ---------------------------------------------------------------------------------  --------------
               OFFICE & BUSINESS EQUIPMENT--2.6%
               ---------------------------------------------------------------------------------
       10,000  *Cisco Systems                                                                            841,250
               ---------------------------------------------------------------------------------
        9,800  Hewlett Packard Co.                                                                       812,175
               ---------------------------------------------------------------------------------
        5,000  International Business Machines                                                           483,125
               ---------------------------------------------------------------------------------
       10,000  *Microsoft Corp.                                                                          871,250
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   3,007,800
               ---------------------------------------------------------------------------------  --------------
               TOTAL CAPITAL GOODS                                                                     5,742,050
               ---------------------------------------------------------------------------------  --------------
CONSUMER CYCLICAL--1.8%
------------------------------------------------------------------------------------------------
               AUTOMOTIVE & RELATED--0.6%
               ---------------------------------------------------------------------------------
       10,000  Johnson Controls, Inc.                                                                    692,500
               ---------------------------------------------------------------------------------  --------------
               ENTERTAINMENT & LEISURE--0.8%
               ---------------------------------------------------------------------------------
       12,000  Callaway Golf Co.                                                                         238,500
               ---------------------------------------------------------------------------------
        5,000  Capital Cities ABC Inc.                                                                   618,125
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                     856,625
               ---------------------------------------------------------------------------------  --------------
               RETAILING--0.4%
               ---------------------------------------------------------------------------------
       10,000  *Safeway, Inc.                                                                            465,000
               ---------------------------------------------------------------------------------  --------------
               TOTAL CONSUMER CYCLICAL                                                                 2,014,125
               ---------------------------------------------------------------------------------  --------------



THE STELLAR FUND
--------------------------------------------------------------------------------

   SHARES                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
U.S. EQUITIES--CONTINUED

------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.0%
------------------------------------------------------------------------------------------------
               HOUSEHOLD--0.8%
               ---------------------------------------------------------------------------------
       10,000  Procter & Gamble Co.                                                               $      863,750
               ---------------------------------------------------------------------------------  --------------
               FOOD & BEVERAGE--1.5%
               ---------------------------------------------------------------------------------
       10,000  CPC International, Inc.                                                                   687,500
               ---------------------------------------------------------------------------------
       20,000  Premark International, Inc.                                                             1,020,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   1,707,500
               ---------------------------------------------------------------------------------
               TOBACCO--0.7%
               ---------------------------------------------------------------------------------
        9,000  Philip Morris Companies Inc.                                                              789,750
               ---------------------------------------------------------------------------------  --------------
               TOTAL CONSUMER STAPLES                                                                  3,361,000
               ---------------------------------------------------------------------------------  --------------
ENERGY--1.7%
------------------------------------------------------------------------------------------------
               DOMESTIC OIL--0.1%
               ---------------------------------------------------------------------------------
        2,500  Ashland , Inc.                                                                             87,188
               ---------------------------------------------------------------------------------  --------------
               INTERNATIONAL OIL--1.2%
               ---------------------------------------------------------------------------------
       14,000  Mobil Corp.                                                                             1,461,250
               ---------------------------------------------------------------------------------  --------------
               NATURAL GAS--0.4%
               ---------------------------------------------------------------------------------
       13,000  Coastal Corp.                                                                             432,250
               ---------------------------------------------------------------------------------  --------------
               TOTAL ENERGY                                                                            1,980,688
               ---------------------------------------------------------------------------------  --------------
MUTUAL FUND SHARES--1.2%
------------------------------------------------------------------------------------------------
      100,000  Gateway Trust (at net asset value)                                                      1,317,000
               ---------------------------------------------------------------------------------  --------------
FINANCE--2.8%
------------------------------------------------------------------------------------------------
               BANKS & SAVINGS INSTITUTIONS--1.1%
               ---------------------------------------------------------------------------------
        4,000  Citicorp                                                                                  770,984
               ---------------------------------------------------------------------------------
       11,000  Corestates Financial Corp.                                                                426,250
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   1,197,234
               ---------------------------------------------------------------------------------
               INSURANCE--1.3%
               ---------------------------------------------------------------------------------
       17,000  American International Group, Inc.                                                      1,525,750
               ---------------------------------------------------------------------------------  --------------
               OTHER FINANCE--0.4%
               ---------------------------------------------------------------------------------
       10,000  Dean Witter Discover & Co.                                                                510,000
               ---------------------------------------------------------------------------------  --------------
               TOTAL FINANCE                                                                           3,232,984
               ---------------------------------------------------------------------------------  --------------
HEALTH CARE--2.2%
------------------------------------------------------------------------------------------------
               HOSPITAL MANAGEMENT--0.8%
               ---------------------------------------------------------------------------------
       18,000  Columbia/HCA Healthcare Corp.                                                             929,250
               ---------------------------------------------------------------------------------  --------------
               HOSPITAL SUPPLIES--0.6%
               ---------------------------------------------------------------------------------
        8,000  Johnson & Johnson                                                                         693,000
               ---------------------------------------------------------------------------------  --------------
               PHARMACEUTICALS--0.8%
               ---------------------------------------------------------------------------------
       15,000  Merck & Co.                                                                               928,125
               ---------------------------------------------------------------------------------  --------------
               TOTAL HEALTH CARE                                                                       2,550,375
               ---------------------------------------------------------------------------------  --------------



THE STELLAR FUND
--------------------------------------------------------------------------------

   SHARES                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
U.S. EQUITIES--CONTINUED

------------------------------------------------------------------------------------------------
UTILITIES--1.5%
------------------------------------------------------------------------------------------------
               ELECTRIC--1.1%
               ---------------------------------------------------------------------------------
       15,000  Duke Power Co.                                                                     $      673,125
               ---------------------------------------------------------------------------------
       25,000  Southern Co.                                                                              571,875
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   1,245,000
               ---------------------------------------------------------------------------------
               TELECOMMUNICATIONS--0.4%
               ---------------------------------------------------------------------------------
       10,000  GTE Corp.                                                                                 426,250
               ---------------------------------------------------------------------------------  --------------
               TOTAL UTILITIES                                                                         1,671,250
               ---------------------------------------------------------------------------------  --------------
               TOTAL U.S. EQUITIES (IDENTIFIED COST, $19,341,907)                                     23,489,097
               ---------------------------------------------------------------------------------  --------------
INTERNATIONAL SECURITIES--20.7%
------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITIES--18.0%
------------------------------------------------------------------------------------------------
               AUSTRALIA--2.8%
               ---------------------------------------------------------------------------------
       30,000  National Australia Bank Ltd.                                                            1,323,750
               ---------------------------------------------------------------------------------
       80,000  News Corp. Ltd.                                                                         1,680,000
               ---------------------------------------------------------------------------------
       10,000  **News Corp. Ltd.                                                                         188,750
               ---------------------------------------------------------------------------------  --------------
               TOTAL AUSTRALIA                                                                         3,192,500
               ---------------------------------------------------------------------------------  --------------
               CANADA--1.8%
               ---------------------------------------------------------------------------------
       20,000  Alcan Aluminum Ltd.                                                                       662,500
               ---------------------------------------------------------------------------------
       31,000  Canadian Pacific Ltd.                                                                     565,750
               ---------------------------------------------------------------------------------
       20,000  Rio Algom Ltd.                                                                            392,500
               ---------------------------------------------------------------------------------
       12,500  Seagram Ltd.                                                                              456,250
               ---------------------------------------------------------------------------------  --------------
               TOTAL CANADA                                                                            2,077,000
               ---------------------------------------------------------------------------------  --------------
               DENMARK--1.4%
               ---------------------------------------------------------------------------------
       50,000  Novo Nordisk A S                                                                        1,550,000
               ---------------------------------------------------------------------------------  --------------
               FRANCE--0.7%
               ---------------------------------------------------------------------------------
       35,000  Thomson CSF                                                                               770,000
               ---------------------------------------------------------------------------------  --------------
               GERMANY--0.7%
               ---------------------------------------------------------------------------------
       15,000  Daimler Benz A.G.                                                                         742,500
               ---------------------------------------------------------------------------------  --------------
               GREAT BRITAIN--4.7%
               ---------------------------------------------------------------------------------
       10,000  British Petroleum PLC                                                                     956,250
               ---------------------------------------------------------------------------------
       60,000  Cable & Wireless Ltd.                                                                   1,237,500
               ---------------------------------------------------------------------------------
       18,000  Reuters Holdings PLC                                                                    1,014,750
               ---------------------------------------------------------------------------------
       30,600  SmithKline Beecham PLC                                                                  1,629,450
               ---------------------------------------------------------------------------------
       15,000  **Vodaphone Group PLC                                                                     541,875
               ---------------------------------------------------------------------------------  --------------
               TOTAL GREAT BRITAIN                                                                     5,379,825
               ---------------------------------------------------------------------------------  --------------



THE STELLAR FUND
--------------------------------------------------------------------------------

   SHARES                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
INTERNATIONAL SECURITIES--CONTINUED
------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITIES--CONTINUED
------------------------------------------------------------------------------------------------
               HOLLAND--1.5%
               ---------------------------------------------------------------------------------
       18,300  *Philips Electronics N.V.                                                          $      715,987
               ---------------------------------------------------------------------------------
        4,400  PolyGram N.V.                                                                             264,000
               ---------------------------------------------------------------------------------
        5,500  Royal Dutch Petroleum Co.                                                                 706,063
               ---------------------------------------------------------------------------------  --------------
               TOTAL HOLLAND                                                                           1,686,050
               ---------------------------------------------------------------------------------  --------------
               ITALY--0.4%
               ---------------------------------------------------------------------------------
        8,000  Luxottica Group SPA                                                                       426,000
               ---------------------------------------------------------------------------------  --------------
               JAPAN--1.4%
               ---------------------------------------------------------------------------------
       10,000  Hitachi Ltd.                                                                            1,022,500
               ---------------------------------------------------------------------------------
       35,000  Pioneer Electric Corp.                                                                    599,375
               ---------------------------------------------------------------------------------  --------------
               TOTAL JAPAN                                                                             1,621,875
               ---------------------------------------------------------------------------------  --------------
               NORWAY--1.3%
               ---------------------------------------------------------------------------------
       35,000  Norsk Hydro AS                                                                          1,421,875
               ---------------------------------------------------------------------------------  --------------
               PORTUGAL--0.3%
               ---------------------------------------------------------------------------------
       40,000  Espirito Santo Financial Holdings SA                                                      395,000
               ---------------------------------------------------------------------------------  --------------
               SPAIN--0.6%
               ---------------------------------------------------------------------------------
       21,200  Repsol SA                                                                                 670,450
               ---------------------------------------------------------------------------------  --------------
               SWEDEN--0.4%
               ---------------------------------------------------------------------------------
       20,000  Volvo Aktiebolaget                                                                        420,000
               ---------------------------------------------------------------------------------  --------------
               TOTAL INTERNATIONAL EQUITIES                                                           20,353,075
               ---------------------------------------------------------------------------------  --------------
CLOSED-END INVESTMENT COMPANIES--2.8%
------------------------------------------------------------------------------------------------
       60,000  Chile Fund, Inc.                                                                        1,455,000
               ---------------------------------------------------------------------------------
       38,010  Mexico Fund, Inc.                                                                         517,886
               ---------------------------------------------------------------------------------
       54,000  Swiss Helvetia Fund, Inc.                                                               1,154,250
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   3,127,136
               ---------------------------------------------------------------------------------  --------------
               TOTAL INTERNATIONAL SECURITIES (IDENTIFIED COST, $20,252,353)                          23,480,211
               ---------------------------------------------------------------------------------  --------------
REAL ESTATE--20.5%
------------------------------------------------------------------------------------------------
       38,000  Avalon Properties, Inc.                                                                   741,000
               ---------------------------------------------------------------------------------
       30,500  Camden Property Trust                                                                     629,063
               ---------------------------------------------------------------------------------
       39,300  Centerpoint Properties Corp.                                                              874,424
               ---------------------------------------------------------------------------------
       38,000  Chateau Properties, Inc.                                                                  826,500
               ---------------------------------------------------------------------------------
       38,000  DeBartolo Realty Corp.                                                                    489,250
               ---------------------------------------------------------------------------------
       23,500  Developers Diversified Realty                                                             663,875
               ---------------------------------------------------------------------------------
       75,000  Equity Inns, Inc.                                                                         862,500
               ---------------------------------------------------------------------------------
       34,400  Federal Realty Investment Trust                                                    $      756,800
               ---------------------------------------------------------------------------------
       34,000  Glimcher Realty Trust                                                                     595,000
               ---------------------------------------------------------------------------------
       23,000  Health Care Properties Investments, Inc.                                                  770,500
               ---------------------------------------------------------------------------------
       36,400  Highwoods Properties, Inc.                                                                960,050
               ---------------------------------------------------------------------------------
       23,500  Kimco Realty Corp.                                                                        940,000
               ---------------------------------------------------------------------------------



THE STELLAR FUND
--------------------------------------------------------------------------------

  SHARES OR
  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
REAL ESTATE--CONTINUED
------------------------------------------------------------------------------------------------
       26,600  Liberty Property                                                                          518,700
               ---------------------------------------------------------------------------------
       51,500  LTC Properties                                                                            766,063
               ---------------------------------------------------------------------------------
       50,000  Manufactured Home Communities, Inc.                                                       875,000
               ---------------------------------------------------------------------------------
       15,000  Meditrust                                                                                 495,000
               ---------------------------------------------------------------------------------
       12,000  New Plan Realty Trust                                                                     252,000
               ---------------------------------------------------------------------------------
       32,100  Omega Healthcare Investors                                                                782,438
               ---------------------------------------------------------------------------------
       25,000  Post Properties, Inc.                                                                     756,250
               ---------------------------------------------------------------------------------
       45,000  Security Capital Pacific Trust                                                            866,250
               ---------------------------------------------------------------------------------
       21,000  Simon Property Group, Inc.                                                                488,250
               ---------------------------------------------------------------------------------
       71,500  Sizeler Property Investments, Inc.                                                        616,687
               ---------------------------------------------------------------------------------
       67,000  Southwestern Property Trust, Inc.                                                         837,500
               ---------------------------------------------------------------------------------
       24,000  Starwood Lodging Trust                                                                    663,000
               ---------------------------------------------------------------------------------
       19,840  Storage USA, Inc.                                                                         602,640
               ---------------------------------------------------------------------------------
       40,000  Storage Trust Realty                                                                      805,000
               ---------------------------------------------------------------------------------
       31,800  Summit Properties, Inc.                                                                   604,200
               ---------------------------------------------------------------------------------
       37,000  Sun Communities, Inc.                                                                     925,000
               ---------------------------------------------------------------------------------
       30,000  Tanger Factory Outlet Centers, Inc.                                                       697,500
               ---------------------------------------------------------------------------------
       65,700  United Dominion Realty Trust, Inc.                                                        928,013
               ---------------------------------------------------------------------------------
       22,500  Weingarten Realty Investment                                                              770,625
               ---------------------------------------------------------------------------------
       76,800  Winston Hotels                                                                            912,000
               ---------------------------------------------------------------------------------  --------------
               TOTAL REAL ESTATE (IDENTIFIED COST, $21,739,692)                                       23,271,078
               ---------------------------------------------------------------------------------  --------------
FIXED INCOME OBLIGATIONS--20.0%
------------------------------------------------------------------------------------------------
               ENERGY--0.5%
               ---------------------------------------------------------------------------------
$     250,000  Ashland Oil, Inc., 7.90%, 8/5/2006                                                        274,363
               ---------------------------------------------------------------------------------
      250,000  Enron Corp., 7.125%, 5/15/2007                                                            260,130
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                     534,493
               ---------------------------------------------------------------------------------
               FINANCE--1.2%
               ---------------------------------------------------------------------------------
      500,000  Citicorp, 8.625%, 12/01/2002                                                              565,290
               ---------------------------------------------------------------------------------
      250,000  General Electric Capital Corp., 8.75%, 11/26/1996                                         257,113
               ---------------------------------------------------------------------------------
      250,000  International Lease Finance Corp., 6.25%, 10/15/2000                                      253,007
               ---------------------------------------------------------------------------------
      250,000  International Lease Finance Corp., 8.375%, 12/15/2004                                     281,480
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   1,356,890
               ---------------------------------------------------------------------------------



THE STELLAR FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
FIXED INCOME OBLIGATIONS--CONTINUED
------------------------------------------------------------------------------------------------
               FOREIGN--0.5%
               ---------------------------------------------------------------------------------
$     500,000  Alcan Aluminum Ltd., 9.20%, 3/15/2001                                              $      532,490
               ---------------------------------------------------------------------------------  --------------
               HEALTHCARE--0.7%
               ---------------------------------------------------------------------------------
      500,000  Columbia/HCA Healthcare, 6.910%, 6/15/2005                                                516,825
               ---------------------------------------------------------------------------------
      250,000  Columbia Healthcare, 6.125%, 12/15/2000                                                   250,815
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                     767,640
               ---------------------------------------------------------------------------------
               INDUSTRIAL--0.6%
               ---------------------------------------------------------------------------------
      250,000  Dow Chemical Co., 7.60%, 1/02/2002                                                        264,365
               ---------------------------------------------------------------------------------
      400,000  Philip Morris Cos., Inc., 9.75%, 5/1/1997                                                 420,996
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                     685,361
               ---------------------------------------------------------------------------------
               PAPER--0.6%
               ---------------------------------------------------------------------------------
      630,000  International Paper Co., 7.625%, 1/15/2007                                                690,638
               ---------------------------------------------------------------------------------  --------------
               TELECOMMUNICATIONS--0.2%
               ---------------------------------------------------------------------------------
      250,000  Pacific Telephone & Telegram Co., 7.80%, 3/1/2007                                         255,138
               ---------------------------------------------------------------------------------  --------------
               U.S. GOVERNMENT AGENCIES--5.3%
               ---------------------------------------------------------------------------------
      500,000  Federal Home Loan Banks, 7.00%, 5/15/2019                                                 501,580
               ---------------------------------------------------------------------------------
       75,000  Federal Home Loan Banks, 7.81%, 7/17/1996                                                  76,086
               ---------------------------------------------------------------------------------
    1,000,000  Federal Home Loan Banks, 8.36%, 2/28/2000                                               1,005,660
               ---------------------------------------------------------------------------------
      488,885  Federal Home Loan Banks, 8.50%, 7/01/2024                                                 511,031
               ---------------------------------------------------------------------------------
      200,000  Federal Home Loan Banks, 9.02%, 1/19/2005                                                 200,816
               ---------------------------------------------------------------------------------
      118,186  Federal Home Loan Mortgage Corp., 7.50%, 8/15/2016                                        118,454
               ---------------------------------------------------------------------------------
      500,000  Federal National Mortgage Association, 7.00%, 7/25/2007                                   511,655
               ---------------------------------------------------------------------------------
      750,000  Federal National Mortgage Association, 7.00%, 3/17/2035                                   743,555
               ---------------------------------------------------------------------------------
      500,000  Federal National Mortgage Association, 7.25%, 1/25/2019                                   502,995
               ---------------------------------------------------------------------------------
      500,000  Federal National Mortgage Association, 7.25%, 1/17/2021                                   523,870
               ---------------------------------------------------------------------------------
      219,533  Federal National Mortgage Association, 8.20%, 4/25/2006                                   222,196
               ---------------------------------------------------------------------------------
      500,000  Federal National Mortgage Association, 9.50%, 6/25/2020                                   555,795
               ---------------------------------------------------------------------------------
      500,000  Government National Mortgage Association, 7.00%, 6/16/2017                                514,890
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   5,988,583
               ---------------------------------------------------------------------------------
               U.S. TREASURY SECURITIES--9.5%
               ---------------------------------------------------------------------------------
      250,000  U.S. Treasury Bonds, 6.875%, 8/15/2025                                                    275,223
               ---------------------------------------------------------------------------------
      300,000  U.S. Treasury Bonds, 7.25%, 5/15/2016                                                     335,736
               ---------------------------------------------------------------------------------
      500,000  U.S. Treasury Bonds, 7.625%, 2/15/2007                                                    545,870
               ---------------------------------------------------------------------------------
      375,000  U.S. Treasury Bonds, 7.875%, 2/15/2021                                                    451,038
               ---------------------------------------------------------------------------------
    1,700,000  U.S. Treasury Bonds, 8.125%, 8/15/2019                                                  2,090,370
               ---------------------------------------------------------------------------------
      750,000  U.S. Treasury Bonds, 8.75%, 8/15/2020                                                     983,130
               ---------------------------------------------------------------------------------
      500,000  U.S. Treasury Bonds, 8.75%, 5/15/2020                                                     654,850
               ---------------------------------------------------------------------------------
      250,000  U.S. Treasury Bonds, 11.75%, 11/15/2014                                                   382,530
               ---------------------------------------------------------------------------------
    1,900,000  U.S. Treasury Note, 6.25%, 5/31/2000                                                    1,953,997
               ---------------------------------------------------------------------------------



THE STELLAR FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
FIXED INCOME OBLIGATIONS--CONTINUED
------------------------------------------------------------------------------------------------
               U.S. TREASURY SECURITIES--CONTINUED
               ---------------------------------------------------------------------------------
$     600,000  U.S. Treasury Notes, 6.75%, 5/31/1999                                              $      623,838
               ---------------------------------------------------------------------------------
      250,000  U.S. Treasury Note, 6.875%, 8/15/2025                                                     254,783
               ---------------------------------------------------------------------------------
    1,000,000  U.S. Treasury Notes, 7.5%, 12/31/1996                                                   1,022,220
               ---------------------------------------------------------------------------------
    1,250,000  U.S. Treasury Notes, 7.75%, 11/30/1999                                                  1,348,788
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  10,922,373
               ---------------------------------------------------------------------------------
               UTILITY--0.9%
               ---------------------------------------------------------------------------------
      500,000  Cincinnati Gas & Electric Co., 8.95%, 12/15/2021                                          541,600
               ---------------------------------------------------------------------------------
      500,000  Georgia Power Co., 6.625%, 4/1/2003                                                       497,094
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   1,038,694
               ---------------------------------------------------------------------------------  --------------
               TOTAL FIXED OBLIGATIONS (IDENTIFIED COST, $22,126,491)                                 22,772,300
               ---------------------------------------------------------------------------------  --------------
SHORT-TERM SECURITIES--18.5%
------------------------------------------------------------------------------------------------
               CASH EQUIVALENTS--5.4%
               ---------------------------------------------------------------------------------
    1,000,000  Federal Home Loan Mortgage Corp., Floating Rate Note                                      998,450
               ---------------------------------------------------------------------------------
    5,000,000  Student Loan Marketing Assoc., Floating Rate Notes                                      4,995,900
               ---------------------------------------------------------------------------------
       50,000  U.S. Treasury Bill, 1/18/1996                                                              49,665
               ---------------------------------------------------------------------------------
       50,000  U.S. Treasury Bill, 4/18/1996                                                              49,005
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   6,093,020
               ---------------------------------------------------------------------------------  --------------
               (A) REPURCHASE AGREEMENT--13.1%
               ---------------------------------------------------------------------------------
   14,903,000  Donaldson, Lufkin & Jenrette Securities Corp., 5.875%,
               dated 11/30/1995, due 12/1/1995 (at amortized cost)                                    14,903,000
               ---------------------------------------------------------------------------------  --------------
               TOTAL SHORT-TERM SECURITIES (IDENTIFIED COST, $20,978,137)                             20,996,020
               ---------------------------------------------------------------------------------  --------------
               TOTAL INVESTMENTS (IDENTIFIED COST, $104,438,580) (B)                              $  114,008,706
               ---------------------------------------------------------------------------------  --------------


  * Non-income producing.

 ** American Depository Receipts.

 (a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(b) The cost of investments for federal tax purposes amounts to $104,621,613. The net unrealized appreciation of investments on a federal tax basis amounts to $9,387,093, which is comprised of $11,057,549 appreciation and $1,670,456 depreciation at November 30, 1995.

Note: The categories of investments are shown as a percentage of net assets
      ($113,656,040) at November 30, 1995.

The following acronym is used throughout this portfolio:

PLC--Public Limited Company

(See Notes which are an integral part of the Financial Statements)


THE STELLAR FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
----------------------------------------------------------------------------------
Investments in repurchase agreements                                                $  14,903,000
----------------------------------------------------------------------------------
Investments in securities                                                              99,105,706
----------------------------------------------------------------------------------  -------------
Total investments in securities, at amortized cost and value
(identified cost $104,438,580, and tax cost $104,621,613)                                          $  114,008,706
-------------------------------------------------------------------------------------------------
Cash                                                                                                        1,273
-------------------------------------------------------------------------------------------------
Income receivable                                                                                         455,277
-------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                           746,956
-------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                 54,200
-------------------------------------------------------------------------------------------------
Deferred expenses                                                                                             599
-------------------------------------------------------------------------------------------------  --------------
     Total assets                                                                                     115,267,011
-------------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------------------------
Payable for investments purchased                                                       1,437,386
----------------------------------------------------------------------------------
Payable for shares redeemed                                                               110,594
----------------------------------------------------------------------------------
Accrued expenses                                                                           62,991
----------------------------------------------------------------------------------  -------------
     Total liabilities                                                                                  1,610,971
-------------------------------------------------------------------------------------------------  --------------
Net Assets for 9,339,190 shares outstanding                                                        $  113,656,040
-------------------------------------------------------------------------------------------------  --------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------
Paid in capital                                                                                    $  101,939,262
-------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                              9,570,126
-------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and options                                                1,885,796
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                       260,856
-------------------------------------------------------------------------------------------------  --------------
     Total Net Assets                                                                              $  113,656,040
-------------------------------------------------------------------------------------------------  --------------
NET ASSET VALUE and Redemption Proceeds Per Share:
-------------------------------------------------------------------------------------------------
Trust Shares ($64,754,403 / 5,320,673 shares outstanding)                                                  $12.17
-------------------------------------------------------------------------------------------------
Investment Shares ($48,901,637 / 4,018,517 shares outstanding)                                             $12.17
-------------------------------------------------------------------------------------------------
OFFERING PRICE PER SHARE:
-------------------------------------------------------------------------------------------------
Trust Shares                                                                                               $12.17
-------------------------------------------------------------------------------------------------
Investment Shares (100/95.50 of $12.17)                                                                    $12.74*
-------------------------------------------------------------------------------------------------


*See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)


THE STELLAR FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
--------------------------------------------------------------------------------------------------
Dividends                                                                                           $   2,321,491
--------------------------------------------------------------------------------------------------
Interest                                                                                                2,964,732
--------------------------------------------------------------------------------------------------  -------------
     Total income                                                                                       5,286,223
--------------------------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------------------
Investment advisory fee                                                              $   1,082,338
-----------------------------------------------------------------------------------
Administrative personnel and services fee                                                  125,852
-----------------------------------------------------------------------------------
Custodian fees                                                                              33,858
-----------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                   138,221
-----------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                    1,896
-----------------------------------------------------------------------------------
Auditing fees                                                                               19,618
-----------------------------------------------------------------------------------
Legal fees                                                                                   5,240
-----------------------------------------------------------------------------------
Portfolio accounting fees                                                                   68,565
-----------------------------------------------------------------------------------
Distribution services fee--Investment Shares                                               125,005
-----------------------------------------------------------------------------------
Shareholder services fee--Trust Shares                                                      13,003
-----------------------------------------------------------------------------------
Shareholder services fee--Investment Shares                                                 10,062
-----------------------------------------------------------------------------------
Share registration costs                                                                    51,431
-----------------------------------------------------------------------------------
Printing and postage                                                                        32,226
-----------------------------------------------------------------------------------
Insurance premiums                                                                           6,016
-----------------------------------------------------------------------------------
Taxes                                                                                          274
-----------------------------------------------------------------------------------
Miscellaneous                                                                                8,740
-----------------------------------------------------------------------------------  -------------
     Total expenses                                                                                     1,722,345
--------------------------------------------------------------------------------------------------  -------------
          Net investment income                                                                         3,563,878
--------------------------------------------------------------------------------------------------  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
--------------------------------------------------------------------------------------------------
Net realized gain on investments (includes $100,430 gain on options written)                            1,796,991
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                   11,343,033
--------------------------------------------------------------------------------------------------  -------------
     Net realized and unrealized gain on investments and options                                       13,140,024
--------------------------------------------------------------------------------------------------  -------------
          Change in net assets resulting from operations                                            $  16,703,902
--------------------------------------------------------------------------------------------------  -------------


(See Notes which are an integral part of the Financial Statements)


THE STELLAR FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED NOVEMBER 30,
                                                                                      1995            1994
INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------------------------------------------------
OPERATIONS--
-------------------------------------------------------------------------------
Net investment income                                                            $    3,563,878  $    2,681,306
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and options ($1,866,344 and $548,306,
respectively, as computed for federal tax purposes)                                   1,796,991         429,048
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                 11,343,033      (5,262,792)
-------------------------------------------------------------------------------  --------------  --------------
     Change in net assets resulting from operations                                  16,703,902      (2,152,438)
-------------------------------------------------------------------------------  --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS--
-------------------------------------------------------------------------------
Distributions from net investment income
-------------------------------------------------------------------------------
  Trust Shares                                                                       (2,114,360)       (820,750)
-------------------------------------------------------------------------------
  Investment Shares                                                                  (1,523,578)     (1,311,297)
-------------------------------------------------------------------------------
Distributions from net realized gains
-------------------------------------------------------------------------------
  Trust Shares                                                                         (127,314)             --
-------------------------------------------------------------------------------
  Investment Shares                                                                    (421,368)       (510,297)
-------------------------------------------------------------------------------  --------------  --------------
     Change in net assets resulting from distributions to shareholders               (4,186,620)     (2,642,344)
-------------------------------------------------------------------------------  --------------  --------------
SHARE TRANSACTIONS--
Proceeds from sale of shares                                                         19,312,791     110,084,241
-------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions
declared                                                                              3,556,086       2,379,550
-------------------------------------------------------------------------------
Cost of shares redeemed                                                             (33,200,109)    (69,395,903)
-------------------------------------------------------------------------------  --------------  --------------
     Change in net assets resulting from share transactions                         (10,331,232)     43,067,888
-------------------------------------------------------------------------------  --------------  --------------
          Change in net assets                                                        2,186,050      38,273,106
-------------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------------
Beginning of period                                                                 111,469,990      73,196,884
-------------------------------------------------------------------------------  --------------  --------------
End of period (including undistributed net investment income of $260,856 and
$334,916, respectively)                                                          $  113,656,040  $  111,469,990
-------------------------------------------------------------------------------  --------------  --------------


(See Notes which are an integral part of the Financial Statements)


THE STELLAR FUND
FINANCIAL HIGHLIGHTS--TRUST SHARES
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                      YEAR ENDED
                                                                                                     NOVEMBER 30,
                                                                                                  1995       1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $   10.90   $   11.34
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------
  Net investment income                                                                              0.38        0.21
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                             1.32       (0.48)
----------------------------------------------------------------------------------------------  ---------  -----------
  Total from investment operations                                                                   1.70       (0.27)
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------------------------
  Distributions from net investment income                                                          (0.38)      (0.17)
----------------------------------------------------------------------------------------------
  Distributions from net realized gain on investment transactions                                   (0.05)         --
----------------------------------------------------------------------------------------------  ---------  -----------
  Total distributions                                                                               (0.43)      (0.17)
----------------------------------------------------------------------------------------------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                                                  $   12.17   $   10.90
----------------------------------------------------------------------------------------------  ---------  -----------
TOTAL RETURN (B)                                                                                    15.97%      (1.81%)
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------
  Expenses                                                                                           1.40%       1.43%*
----------------------------------------------------------------------------------------------
  Net investment income                                                                              3.23%       3.57%*
----------------------------------------------------------------------------------------------
  Expense waiver/reimbursement                                                                     --              --*
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                       $  64,754   $  60,822
----------------------------------------------------------------------------------------------
  Portfolio turnover rate                                                                             104%         79%
----------------------------------------------------------------------------------------------


  * Computed on an annualized basis.

 (a) Reflects operations for the period from April 11, 1994 (date of initial public investment) to November 30, 1994. For the period from April 5, 1994 (start of business) to April 10, 1994, all income was distributed to the administrator.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(See Notes which are an integral part of the Financial Statements)


THE STELLAR FUND
FINANCIAL HIGHLIGHTS--INVESTMENT SHARES
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 YEAR ENDED NOVEMBER 30,
                                                                   1995       1994       1993       1992       1991(A)
NET ASSET VALUE, BEGINNING OF PERIOD                             $   10.90  $   11.34  $   10.52  $    9.80   $   10.00
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------
  Net investment income                                               0.34       0.29       0.24       0.29        0.05
---------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments              1.33      (0.41)      0.99       0.74       (0.25)
---------------------------------------------------------------  ---------  ---------  ---------  ---------  -----------
  Total from investment operations                                    1.67      (0.12)      1.23       1.03       (0.20)
---------------------------------------------------------------
LESS DISTRIBUTIONS
---------------------------------------------------------------
  Distributions from net investment income                           (0.35)     (0.24)     (0.28)     (0.31)     --
---------------------------------------------------------------
  Distributions from net realized gain on investment
  transactions                                                       (0.05)     (0.08)     (0.10)     (0.00)     --
---------------------------------------------------------------
  Distributions in excess of net investment income                  --         --          (0.03)**    --        --
---------------------------------------------------------------  ---------  ---------  ---------  ---------  -----------
  Total distributions                                                (0.40)     (0.32)     (0.41)     (0.31)     --
---------------------------------------------------------------  ---------  ---------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                   $   12.17  $   10.90  $   11.34  $   10.52   $    9.80
---------------------------------------------------------------  ---------  ---------  ---------  ---------  -----------
TOTAL RETURN (B)                                                     15.67%     (1.22%)     11.99%     10.68%      (2.00%)
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------
  Expenses                                                            1.65%      1.55%      1.45%      1.53%       1.44%*
---------------------------------------------------------------
  Net investment income                                               2.98%      2.32%      1.87%      3.03%       5.32%*
---------------------------------------------------------------
  Expense waiver/reimbursement (c)                                  --           0.12%      0.25%      0.33%       0.29%*
---------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------
  Net assets, end of period (000 omitted)                        $  48,902    $50,648    $73,197    $35,544      $13,942
---------------------------------------------------------------
  Portfolio turnover rate                                              104%        79%        87%        98%         18 %
---------------------------------------------------------------


 * Computed on an annualized basis.

 ** Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes for the year ended November 30, 1995.

 (a) Reflects operations for the period from October 18, 1991 (date of initial public investment) to November 30, 1991. For the period from July 30, 1991 (start of business) to October 17, 1991, all income was distributed to the administrator.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


STAR RELATIVE VALUE FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

   SHARES                                                                                              VALUE
------------  -----------------------------------------------------------------------------------  --------------
COMMON STOCKS--98.6%
-------------------------------------------------------------------------------------------------
              AEROSPACE & DEFENSE--7.2%
              -----------------------------------------------------------------------------------
      80,000  Lockheed Martin Corp.                                                                $    5,870,000
              -----------------------------------------------------------------------------------
      81,000  Raytheon Co.                                                                              3,604,500
              -----------------------------------------------------------------------------------  --------------
              Total                                                                                     9,474,500
              -----------------------------------------------------------------------------------  --------------
              APPLIANCES--1.3%
              -----------------------------------------------------------------------------------
      30,000  Whirlpool Corp.                                                                           1,665,000
              -----------------------------------------------------------------------------------  --------------
              AUTOMOBILE--4.2%
              -----------------------------------------------------------------------------------
     105,000  Goodyear Tire and Rubber Company                                                          4,449,375
              -----------------------------------------------------------------------------------
      14,900  Johnson Controls, Inc.                                                                    1,031,825
              -----------------------------------------------------------------------------------  --------------
              Total                                                                                     5,481,200
              -----------------------------------------------------------------------------------  --------------
              BANKING--6.1%
              -----------------------------------------------------------------------------------
      20,000  Citicorp                                                                                  1,415,000
              -----------------------------------------------------------------------------------
      22,500  Mellon Bank Corp.                                                                         1,203,750
              -----------------------------------------------------------------------------------
      45,000  NationsBank Corp.                                                                         3,211,875
              -----------------------------------------------------------------------------------
      90,000  Signet Banking Corp.                                                                      2,193,750
              -----------------------------------------------------------------------------------  --------------
              Total                                                                                     8,024,375
              -----------------------------------------------------------------------------------  --------------
              CHEMICALS--5.7%
              -----------------------------------------------------------------------------------
      76,000  Dow Chemical Company                                                                      5,386,500
              -----------------------------------------------------------------------------------
      85,000  Lyondell Petrochemical Co.                                                                2,082,500
              -----------------------------------------------------------------------------------  --------------
              Total                                                                                     7,469,000
              -----------------------------------------------------------------------------------  --------------
              COMPUTERS--4.4%
              -----------------------------------------------------------------------------------
      60,000  International Business Machines                                                           5,797,500
              -----------------------------------------------------------------------------------  --------------
              DOMESTIC OIL--0.9%
              -----------------------------------------------------------------------------------
      35,000  Ashland, Inc.                                                                             1,220,625
              -----------------------------------------------------------------------------------  --------------
              DRUGS--9.5%
              -----------------------------------------------------------------------------------
      10,000  American Home Products Corp.                                                                912,500
              -----------------------------------------------------------------------------------
      80,000  Bristol Myers Squibb Co.                                                                  6,420,000
              -----------------------------------------------------------------------------------
      85,000  Merck & Co., Inc.                                                                         5,259,375
              -----------------------------------------------------------------------------------  --------------
              Total                                                                                    12,591,875
              -----------------------------------------------------------------------------------  --------------
              ELECTRICAL EQUIPMENT--2.6%
              -----------------------------------------------------------------------------------
      52,000  General Electric Company                                                                  3,497,000
              -----------------------------------------------------------------------------------  --------------
              ELECTRONIC TECHNOLOGY--6.7%
              -----------------------------------------------------------------------------------
      90,000  Intel Corp.                                                                               5,478,750
              -----------------------------------------------------------------------------------
      55,000  Motorola, Inc.                                                                            3,368,750
              -----------------------------------------------------------------------------------  --------------
              Total                                                                                     8,847,500
              -----------------------------------------------------------------------------------  --------------
              ENTERTAINMENT--1.8%
              -----------------------------------------------------------------------------------
      35,500  Eastman Kodak Co.                                                                         2,414,000
              -----------------------------------------------------------------------------------  --------------



STAR RELATIVE VALUE FUND
--------------------------------------------------------------------------------

   SHARES                                                                                              VALUE
------------  -----------------------------------------------------------------------------------  --------------
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
              FINANCIAL SERVICES--1.9%
              -----------------------------------------------------------------------------------
      60,000  American Express Co.                                                                 $    2,550,000
              -----------------------------------------------------------------------------------  --------------
              HOUSEHOLD PRODUCTS--8.4%
              -----------------------------------------------------------------------------------
      76,000  Gillette Co.                                                                              3,942,500
              -----------------------------------------------------------------------------------
      20,000  Premark International, Inc.                                                               1,020,000
              -----------------------------------------------------------------------------------
      70,000  Procter & Gamble Co.                                                                      6,046,250
              -----------------------------------------------------------------------------------  --------------
              Total                                                                                    11,008,750
              -----------------------------------------------------------------------------------  --------------
              INSURANCE--3.9%
              -----------------------------------------------------------------------------------
      50,000  American Bankers Insurance Group                                                          1,806,250
              -----------------------------------------------------------------------------------
      30,000  Cincinnati Financial Corp.                                                                1,860,000
              -----------------------------------------------------------------------------------
      40,000  Ohio Casualty Corp.                                                                       1,520,000
              -----------------------------------------------------------------------------------  --------------
              Total                                                                                     5,186,250
              -----------------------------------------------------------------------------------  --------------
              INTERNATIONAL OIL--7.2%
              -----------------------------------------------------------------------------------
      30,000  Mobil Corp.                                                                               3,131,250
              -----------------------------------------------------------------------------------
      40,000  Royal Dutch Petroleum Co.                                                                 5,135,000
              -----------------------------------------------------------------------------------
      17,000  Texaco, Inc.                                                                              1,258,000
              -----------------------------------------------------------------------------------  --------------
              Total                                                                                     9,524,250
              -----------------------------------------------------------------------------------  --------------
              METALS & MINING--2.2%
              -----------------------------------------------------------------------------------
      50,000  Aluminum Company of America                                                               2,925,000
              -----------------------------------------------------------------------------------  --------------
              MULTI-DIVERSIFIED--4.9%
              -----------------------------------------------------------------------------------
      32,000  Allied Signal, Inc.                                                                       1,512,000
              -----------------------------------------------------------------------------------
      40,000  ITT Corp.                                                                                 4,905,000
              -----------------------------------------------------------------------------------  --------------
              Total                                                                                     6,417,000
              -----------------------------------------------------------------------------------  --------------
              NATURAL GAS--1.3%
              -----------------------------------------------------------------------------------
      66,000  Nicor, Inc.                                                                               1,674,750
              -----------------------------------------------------------------------------------  --------------
              RAILROADS--1.6%
              -----------------------------------------------------------------------------------
      13,000  Burlington Northern Santa Fe                                                              1,048,125
              -----------------------------------------------------------------------------------
      16,000  Conrail, Inc.                                                                             1,118,000
              -----------------------------------------------------------------------------------  --------------
              Total                                                                                     2,166,125
              -----------------------------------------------------------------------------------  --------------
              RETAIL TRADE--2.6%
              -----------------------------------------------------------------------------------
      72,000  Penney (J.C.), Inc.                                                                       3,375,000
              -----------------------------------------------------------------------------------  --------------
              TELECOMMUNICATIONS--7.8%
              -----------------------------------------------------------------------------------
      90,000  AT & T Corp.                                                                              5,940,000
              -----------------------------------------------------------------------------------
     103,000  GTE Corp.                                                                                 4,390,375
              -----------------------------------------------------------------------------------  --------------
              Total                                                                                    10,330,375
              -----------------------------------------------------------------------------------  --------------
              TOBACCO --3.3%
              -----------------------------------------------------------------------------------
      50,000  Philip Morris Cos., Inc.                                                                  4,387,500
              -----------------------------------------------------------------------------------  --------------



STAR RELATIVE VALUE FUND
--------------------------------------------------------------------------------

 SHARES OR
 PRINCIPAL
   AMOUNT                                                                                              VALUE
------------  -----------------------------------------------------------------------------------  --------------
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
              UTILITIES-ELECTRIC--3.1%
              -----------------------------------------------------------------------------------
     130,000  General Public Utilities Corp.                                                       $    4,111,250
              -----------------------------------------------------------------------------------  --------------
              TOTAL COMMON STOCKS (IDENTIFIED COST $98,633,518))                                      130,138,825
              -----------------------------------------------------------------------------------  --------------
(A) REPURCHASE AGREEMENT--1.0%
-------------------------------------------------------------------------------------------------
$  1,277,000  Donaldson, Lufkin & Jenrette Securities Corp., 5.875%,
              dated 11/10/95, due 12/1/95 (at amortized cost)                                           1,277,000
              -----------------------------------------------------------------------------------  --------------
              TOTAL INVESTMENTS (IDENTIFIED COST $99,910,518)(B)                                   $  131,415,825
              -----------------------------------------------------------------------------------  --------------


 (a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(b) The cost of investments for federal tax purposes amounts to $99,910,518. The net unrealized appreciation of investments on a federal tax basis amounts to $31,505,307 which is comprised of $31,505,307 appreciation and $0 depreciation at November 30, 1995.

Note: The categories of investments are shown as a percentage of net assets
      ($131,979,148) at November 30, 1995.

(See Notes which are an integral part of the Financial Statements)


STAR RELATIVE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
--------------------------------------------------------------------------------------------------
Total investments in securities, at value
(identified and tax cost $99,910,518)                                                               $  131,415,825
--------------------------------------------------------------------------------------------------
Cash                                                                                                         1,503
--------------------------------------------------------------------------------------------------
Income receivable                                                                                          324,408
--------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                 272,039
--------------------------------------------------------------------------------------------------  --------------
     Total assets                                                                                      132,013,775
--------------------------------------------------------------------------------------------------
LIABILITIES:
---------------------------------------------------------------------------------------
Payable for shares redeemed                                                              $  12,577
---------------------------------------------------------------------------------------
Accrued expenses                                                                            22,050
---------------------------------------------------------------------------------------  ---------
     Total liabilities                                                                                      34,627
--------------------------------------------------------------------------------------------------  --------------
NET ASSETS for 8,787,015 shares outstanding                                                         $  131,979,148
--------------------------------------------------------------------------------------------------  --------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------
Paid in capital                                                                                     $  100,056,760
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                              31,505,308
--------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                                82,221
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                        334,859
--------------------------------------------------------------------------------------------------  --------------
     Total Net Assets                                                                               $  131,979,148
--------------------------------------------------------------------------------------------------  --------------
NET ASSET VALUE and Redemption Proceeds Per Share:
($131,979,148 / 8,787,015 shares outstanding)                                                               $15.02
--------------------------------------------------------------------------------------------------  --------------
Offering Price Per Share: (100/95.50 of $15.02)*                                                            $15.73
--------------------------------------------------------------------------------------------------  --------------


*See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)


STAR RELATIVE VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
---------------------------------------------------------------------------------------------------
Dividends                                                                                            $   2,773,444
---------------------------------------------------------------------------------------------------
Interest                                                                                                   519,153
---------------------------------------------------------------------------------------------------  -------------
     Total income                                                                                        3,292,597
---------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------
Investment advisory fee                                                                  $  757,591
---------------------------------------------------------------------------------------
Administrative personnel and services fee                                                   110,983
---------------------------------------------------------------------------------------
Custodian fees                                                                               25,632
---------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                     47,062
---------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                     1,533
---------------------------------------------------------------------------------------
Auditing fees                                                                                16,201
---------------------------------------------------------------------------------------
Legal fees                                                                                    3,478
---------------------------------------------------------------------------------------
Portfolio accounting fees                                                                    45,582
---------------------------------------------------------------------------------------
Shareholder services fee                                                                     22,108
---------------------------------------------------------------------------------------
Share registration costs                                                                     24,369
---------------------------------------------------------------------------------------
Printing and postage                                                                         18,958
---------------------------------------------------------------------------------------
Insurance premiums                                                                            2,856
---------------------------------------------------------------------------------------
Miscellaneous                                                                                 6,224
---------------------------------------------------------------------------------------  ----------
     Total expenses                                                                                      1,082,577
---------------------------------------------------------------------------------------------------  -------------
          Net investment income                                                                          2,210,020
---------------------------------------------------------------------------------------------------  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
---------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                           813,382
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                    27,231,330
---------------------------------------------------------------------------------------------------  -------------
     Net realized and unrealized gain on investments                                                    28,044,712
---------------------------------------------------------------------------------------------------  -------------
          Change in net assets resulting from operations                                             $  30,254,732
---------------------------------------------------------------------------------------------------  -------------


(See Notes which are an integral part of the Financial Statements)


STAR RELATIVE VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED NOVEMBER 30,
                                                                                        1995           1994
INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------------------------------
OPERATIONS--
---------------------------------------------------------------------------------
Net investment income                                                              $    2,210,020  $   1,270,860
---------------------------------------------------------------------------------
Net realized gain (loss) on investments ($813,382 net gain and $731,359 net loss,
respectively, as computed for federal tax purposes)                                       813,382       (731,359)
---------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                   27,231,330     (1,941,545)
---------------------------------------------------------------------------------  --------------  -------------
     Change in net assets resulting from operations                                    30,254,732     (1,402,044)
---------------------------------------------------------------------------------  --------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS--
---------------------------------------------------------------------------------
Distributions from net investment income                                               (2,082,202)    (1,198,281)
---------------------------------------------------------------------------------
Distributions from net realized gains                                                    --             (158,063)
---------------------------------------------------------------------------------  --------------  -------------
     Change in net assets resulting from distributions to shareholders                 (2,082,202)    (1,356,344)
---------------------------------------------------------------------------------  --------------  -------------
SHARE TRANSACTIONS--
---------------------------------------------------------------------------------
Proceeds from sale of shares                                                           42,825,305     35,499,767
---------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions
declared                                                                                  528,705        239,448
---------------------------------------------------------------------------------
Cost of shares redeemed                                                               (13,641,288)    (8,587,617)
---------------------------------------------------------------------------------  --------------  -------------
     Change in net assets resulting from share transactions                            29,712,722     27,151,598
---------------------------------------------------------------------------------  --------------  -------------
          Change in net assets                                                         57,885,252     24,393,210
---------------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------------
Beginning of period                                                                    74,093,896     49,700,686
---------------------------------------------------------------------------------  --------------  -------------
End of period (including undistributed net investment income of $334,859 and
$207,041, respectively)                                                            $  131,979,148  $  74,093,896
---------------------------------------------------------------------------------  --------------  -------------


(See Notes which are an integral part of the Financial Statements)


STAR RELATIVE VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              YEAR ENDED NOVEMBER 30,
                                                                1995       1994       1993       1992       1991(A)
NET ASSET VALUE, BEGINNING OF PERIOD                          $   11.36  $   11.80  $   10.52  $    9.43   $   10.00
------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------
  Net investment income                                            0.29       0.23       0.20       0.30        0.22
------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments           3.65      (0.40)      1.30       1.12       (0.66)
------------------------------------------------------------  ---------  ---------  ---------  ---------  -----------
  Total from investment operations                                 3.94      (0.17)      1.50       1.42       (0.44)
------------------------------------------------------------  ---------  ---------  ---------  ---------  -----------
LESS DISTRIBUTIONS
------------------------------------------------------------
  Distributions from net investment income                        (0.28)     (0.23)     (0.22)     (0.33)      (0.13)
------------------------------------------------------------
  Distributions from net realized gain on investment             --          (0.04)    --         --          --
------------------------------------------------------------  ---------  ---------  ---------  ---------  -----------
  Total distributions                                             (0.28)     (0.27)     (0.22)     (0.33)      (0.13)
------------------------------------------------------------  ---------  ---------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                $   15.02  $   11.36  $   11.80  $   10.52   $    9.43
------------------------------------------------------------  ---------  ---------  ---------  ---------  -----------
TOTAL RETURN (B)                                                  35.10%     (1.54%)     14.47%     15.39%      (4.31%)
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------
  Expenses                                                         1.06%      1.15%      1.19%      0.47%       0.40%*
------------------------------------------------------------
  Net investment income                                            2.17%      2.02%      1.79%      3.01%       4.75%*
------------------------------------------------------------
  Expense waiver/reimbursement (c)                               --         --           0.31%      1.00%       0.93%*
------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------
  Net assets, end of period (000 omitted)                      $131,979  $  74,094  $  49,701  $  38,154  $   33,015
------------------------------------------------------------
  Portfolio turnover rate                                            24%        30%        59%        45%         38 %
------------------------------------------------------------


  * Computed on an annualized basis.

 (a) Reflects operations for the period from June 5, 1991 (date of initial public investment) to November 30, 1991. For the period from January 31, 1989 (start of business) to June 4, 1991, all income was distributed to the Administrator.

 (b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


STAR GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

   SHARES                                                                                              VALUE
------------  -----------------------------------------------------------------------------------  -------------
COMMON STOCKS--93.5%
-------------------------------------------------------------------------------------------------
              AEROSPACE & DEFENSE--2.4%
              -----------------------------------------------------------------------------------
      16,000  Boeing Co.                                                                           $   1,166,000
              -----------------------------------------------------------------------------------  -------------
              AUTOMOBILE--2.3%
              -----------------------------------------------------------------------------------
      16,000  Johnson Controls, Inc.                                                                   1,108,000
              -----------------------------------------------------------------------------------  -------------
              BANKING--4.6%
              -----------------------------------------------------------------------------------
      11,636  Citicorp                                                                                   823,247
              -----------------------------------------------------------------------------------
      12,400  Corestates Financial Corp.                                                                 480,500
              -----------------------------------------------------------------------------------
      12,000  Morgan J P + Co. Inc.                                                                      942,000
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    2,245,747
              -----------------------------------------------------------------------------------  -------------
              BROADCASTING--2.5%
              -----------------------------------------------------------------------------------
       3,500  Capital Cities ABC, Inc.                                                                   432,687
              -----------------------------------------------------------------------------------
      10,000  (a)Clear Channel Communications                                                            788,750
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    1,221,437
              -----------------------------------------------------------------------------------  -------------
              CHEMICALS--2.7%
              -----------------------------------------------------------------------------------
      10,000  Dow Chemical Co.                                                                           708,750
              -----------------------------------------------------------------------------------
       5,219  Monsanto Co.                                                                               597,576
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    1,306,326
              -----------------------------------------------------------------------------------  -------------
              COMPUTERS--8.5%
              -----------------------------------------------------------------------------------
      15,000  (a)Cisco Systems, Inc.                                                                   1,261,875
              -----------------------------------------------------------------------------------
      17,070  Hewlett Packard Co.                                                                      1,414,676
              -----------------------------------------------------------------------------------
       9,970  International Business Machines Corp.                                                      963,351
              -----------------------------------------------------------------------------------
       6,681  (a)Microsoft Corp.                                                                         582,082
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    4,221,984
              -----------------------------------------------------------------------------------  -------------
              DRUGS--6.3%
              -----------------------------------------------------------------------------------
       7,000  Bristol Myers Squibb Co.                                                                   561,750
              -----------------------------------------------------------------------------------
      25,849  Merck + Co., Inc.                                                                        1,599,407
              -----------------------------------------------------------------------------------
      16,000  Schering Plough Corp.                                                                      918,000
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    3,079,157
              -----------------------------------------------------------------------------------  -------------
              ELECTRICAL EQUIPMENT--2.6%
              -----------------------------------------------------------------------------------
      10,000  General Electric Co.                                                                       672,500
              -----------------------------------------------------------------------------------
      12,500  Honeywell, Inc.                                                                            595,312
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    1,267,812
              -----------------------------------------------------------------------------------  -------------
              ELECTRONIC TECHNOLOGY--2.5%
              -----------------------------------------------------------------------------------
      16,170  Intel Corp.                                                                                984,349
              -----------------------------------------------------------------------------------
       4,162  Motorola, Inc.                                                                             254,923
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    1,239,272
              -----------------------------------------------------------------------------------  -------------
              ENTERTAINMENT--1.3%
              -----------------------------------------------------------------------------------
      10,175  Disney (Walt) Co.                                                                          611,772
              -----------------------------------------------------------------------------------  -------------



STAR GROWTH EQUITY FUND
--------------------------------------------------------------------------------

   SHARES                                                                                              VALUE
------------  -----------------------------------------------------------------------------------  -------------
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
              FINANCE--1.0%
              -----------------------------------------------------------------------------------
       9,155  Dean Witter Discover + Co.                                                           $     466,905
              -----------------------------------------------------------------------------------  -------------
              FOOD & BEVERAGE--6.7%
              -----------------------------------------------------------------------------------
      12,000  CPC International, Inc.                                                                    825,000
              -----------------------------------------------------------------------------------
      24,000  Pepsico, Inc.                                                                            1,326,000
              -----------------------------------------------------------------------------------
      21,526  Premark International, Inc.                                                              1,097,826
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    3,248,826
              -----------------------------------------------------------------------------------  -------------
              FOREST PRODUCTS & PAPER--0.8%
              -----------------------------------------------------------------------------------
       5,000  Kimberly Clark Corp.                                                                       384,375
              -----------------------------------------------------------------------------------  -------------
              HEALTHCARE--1.0%
              -----------------------------------------------------------------------------------
       9,717  Columbia / HCA Healthcare                                                                  501,640
              -----------------------------------------------------------------------------------  -------------
              HOSPITAL SUPPLIES--2.7%
              -----------------------------------------------------------------------------------
      15,385  Johnson + Johnson                                                                        1,332,726
              -----------------------------------------------------------------------------------  -------------
              HOUSEHOLD PRODUCTS--3.0%
              -----------------------------------------------------------------------------------
       6,908  Gillete Co.                                                                                358,353
              -----------------------------------------------------------------------------------
      12,829  Procter + Gamble Co.                                                                     1,108,105
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    1,466,458
              -----------------------------------------------------------------------------------  -------------
              INSURANCE--7.2%
              -----------------------------------------------------------------------------------
      21,000  American Bankers Insurance Group                                                           758,625
              -----------------------------------------------------------------------------------
      13,561  American International Group, Inc.                                                       1,217,100
              -----------------------------------------------------------------------------------
      14,000  Aon Corp.                                                                                  659,750
              -----------------------------------------------------------------------------------
      15,000  Travelers Group, Inc.                                                                      892,500
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    3,527,975
              -----------------------------------------------------------------------------------  -------------
              MACHINERY & EQUIPMENT--1.5%
              -----------------------------------------------------------------------------------
      10,000  Agco Corp.                                                                                 431,250
              -----------------------------------------------------------------------------------
       4,925  Illinois Tool Works, Inc.                                                                  312,122
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                      743,372
              -----------------------------------------------------------------------------------  -------------
              MANUFACTURING--1.7%
              -----------------------------------------------------------------------------------
      22,000  Parker Hannifin Corp.                                                                      808,500
              -----------------------------------------------------------------------------------  -------------
              METALS & MINING--1.8%
              -----------------------------------------------------------------------------------
      14,795  Aluminum Co. America                                                                       865,507
              -----------------------------------------------------------------------------------  -------------
              MULTI-DIVERSIFIED--1.4%
              -----------------------------------------------------------------------------------
      14,529  Allied Signal, Inc.                                                                        686,495
              -----------------------------------------------------------------------------------  -------------
              NATURAL GAS--3.5%
              -----------------------------------------------------------------------------------
      28,650  Coastal Corp.                                                                              952,612
              -----------------------------------------------------------------------------------
      20,000  Enron Corp.                                                                                750,000
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    1,702,612
              -----------------------------------------------------------------------------------  -------------
              OIL-DOMESTIC--0.2%
              -----------------------------------------------------------------------------------
       2,500  Ashland, Inc.                                                                               87,187
              -----------------------------------------------------------------------------------  -------------



STAR GROWTH EQUITY FUND
--------------------------------------------------------------------------------

 SHARES OR
 PRINCIPAL
   AMOUNT                                                                                              VALUE
------------  -----------------------------------------------------------------------------------  -------------
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
              OIL-INTERNATIONAL--4.8%
              -----------------------------------------------------------------------------------
       9,000  Exxon Corp.                                                                          $     696,375
              -----------------------------------------------------------------------------------
      15,500  Mobil Corp.                                                                              1,617,812
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    2,314,187
              -----------------------------------------------------------------------------------  -------------
              REAL ESTATE--1.6%
              -----------------------------------------------------------------------------------
      15,000  Camden Property Trust                                                                      309,375
              -----------------------------------------------------------------------------------
      38,799  South West Property Trust, Inc.                                                            484,988
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                      794,363
              -----------------------------------------------------------------------------------  -------------
              RESTAURANT--1.2%
              -----------------------------------------------------------------------------------
      13,000  McDonalds Corp.                                                                            580,125
              -----------------------------------------------------------------------------------  -------------
              RETAIL TRADE--3.8%
              -----------------------------------------------------------------------------------
      10,000  May Department Stores Co.                                                                  436,250
              -----------------------------------------------------------------------------------
      30,000  (a)Safeway, Inc.                                                                         1,395,000
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    1,831,250
              -----------------------------------------------------------------------------------  -------------
              STEEL--1.2%
              -----------------------------------------------------------------------------------
      30,000  Worthington Industries, Inc.                                                               588,750
              -----------------------------------------------------------------------------------  -------------
              TELECOMMUNICATIONS--5.5%
              -----------------------------------------------------------------------------------
      12,644  AT + T Corp.                                                                               834,504
              -----------------------------------------------------------------------------------
      43,000  GTE Corp.                                                                                1,832,875
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    2,667,379
              -----------------------------------------------------------------------------------  -------------
              TRANSPORTATION-RAILROAD--2.2%
              -----------------------------------------------------------------------------------
      15,000  Conrail, Inc.                                                                            1,048,125
              -----------------------------------------------------------------------------------  -------------
              UTILITIES-ELECTRIC--3.8%
              -----------------------------------------------------------------------------------
      16,639  Duke Power Co.                                                                             746,675
              -----------------------------------------------------------------------------------
      35,000  General Public Utilities Corp.                                                           1,106,875
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    1,853,550
              -----------------------------------------------------------------------------------  -------------
              UTILITIES-TELEPHONE--1.2%
              -----------------------------------------------------------------------------------
      15,000  Bellsouth Corp.                                                                            583,125
              -----------------------------------------------------------------------------------  -------------
              TOTAL COMMON STOCKS (IDENTIFIED COST $39,856,367)                                       45,550,939
              -----------------------------------------------------------------------------------  -------------
GOVERNMENT AGENCIES--5.1%
-------------------------------------------------------------------------------------------------
              FEDERAL FARM CREDIT BANK--1.0%
              -----------------------------------------------------------------------------------
$    500,000  5.50%, 12/8/1995                                                                           500,225
              -----------------------------------------------------------------------------------  -------------
              FEDERAL HOME LOAN BANK--2.0%
              -----------------------------------------------------------------------------------
     500,000  4.125%, 1/26/1996                                                                          498,935
              -----------------------------------------------------------------------------------
     500,000  6.20%, 4/10/1997                                                                           502,470
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    1,001,405
              -----------------------------------------------------------------------------------  -------------



STAR GROWTH EQUITY FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                                              VALUE
------------  -----------------------------------------------------------------------------------  -------------
GOVERNMENT AGENCIES--CONTINUED
-------------------------------------------------------------------------------------------------
              STUDENT LOAN MARKETING ASSOCIATION--2.1%
              -----------------------------------------------------------------------------------
$  1,000,000  6.18%, 4/21/1997                                                                     $   1,005,000
              -----------------------------------------------------------------------------------  -------------
              TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $2,496,875)                                   2,506,630
              -----------------------------------------------------------------------------------  -------------
(B) REPURCHASE AGREEMENT--2.3%
-------------------------------------------------------------------------------------------------
   1,097,000  Donaldson, Lufkin, & Jenrette Securities Corp., 5.875%,
              dated 11/30/1995, due 12/1/1995 (at amortized cost)                                      1,097,000
              -----------------------------------------------------------------------------------  -------------
              TOTAL INVESTMENTS (IDENTIFIED COST $43,450,242)(C)                                   $  49,154,569
              -----------------------------------------------------------------------------------  -------------


 (a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

 (c) The cost of investments for federal tax purposes amounts to $43,450,242. The net unrealized appreciation of investments on a federal tax basis amounts to $5,704,327 which is comprised of $5,757,194 appreciation and $52,867 depreciation at November 30, 1995.

Note: The categories of investments are shown as a percentage of net assets
      ($48,698,994) at November 30, 1995.

(See Notes which are an integral part of the Financial Statements)


STAR GROWTH EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
---------------------------------------------------------------------------------------------------
Total investments in securities, at amortized cost and value
(identified and tax cost $43,450,242)                                                                $  49,154,569
---------------------------------------------------------------------------------------------------
Cash                                                                                                         1,701
---------------------------------------------------------------------------------------------------
Income receivable                                                                                          134,389
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                            199,010
---------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                 208,034
---------------------------------------------------------------------------------------------------
Deferred expenses                                                                                           23,185
---------------------------------------------------------------------------------------------------  -------------
     Total assets                                                                                       49,720,888
---------------------------------------------------------------------------------------------------
LIABILITIES:
---------------------------------------------------------------------------------------------------
Payable for investments purchased                                                        $  993,544
---------------------------------------------------------------------------------------
Accrued expenses                                                                             28,350
---------------------------------------------------------------------------------------  ----------
     Total liabilities                                                                                   1,021,894
---------------------------------------------------------------------------------------------------  -------------
NET ASSETS for 3,834,979 shares outstanding                                                          $  48,698,994
---------------------------------------------------------------------------------------------------  -------------
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------
Paid in capital                                                                                      $  40,355,449
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                               5,704,327
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and options                                                 2,544,290
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                         94,928
---------------------------------------------------------------------------------------------------  -------------
     Total Net Assets                                                                                $  48,698,994
---------------------------------------------------------------------------------------------------  -------------
NET ASSET VALUE AND OFFERING PRICE PER SHARE:
($48,698,994 / 3,834,979 shares outstanding)                                                                $12.70
---------------------------------------------------------------------------------------------------  -------------
Redemption Proceeds Per Share: (95/100 of $12.70)*                                                          $12.07
---------------------------------------------------------------------------------------------------  -------------


*See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)


STAR GROWTH EQUITY FUND
STATEMENT OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 1995*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Dividends                                                                                             $    848,657
----------------------------------------------------------------------------------------------------
Interest                                                                                                   251,225
----------------------------------------------------------------------------------------------------  ------------
     Total income                                                                                        1,099,882
----------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------------------
Investment advisory fee                                                                   $  260,092
----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                     48,359
----------------------------------------------------------------------------------------
Custodian fees                                                                                 8,670
----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      16,912
----------------------------------------------------------------------------------------
Legal fees                                                                                     2,508
----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     46,615
----------------------------------------------------------------------------------------
Shareholder services fee                                                                       8,347
----------------------------------------------------------------------------------------
Printing and postage                                                                          17,339
----------------------------------------------------------------------------------------
Insurance premiums                                                                             4,895
----------------------------------------------------------------------------------------
Miscellaneous                                                                                  3,629
----------------------------------------------------------------------------------------  ----------
     Total expenses                                                                          417,366
----------------------------------------------------------------------------------------
Waiver--
----------------------------------------------------------------------------------------
  Waiver of administrative personnel and services fee                                        (10,470)
----------------------------------------------------------------------------------------  ----------
     Net expenses                                                                                          406,896
----------------------------------------------------------------------------------------------------  ------------
          Net investment income                                                                            692,986
----------------------------------------------------------------------------------------------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
----------------------------------------------------------------------------------------------------
Net realized gain on investments (includes $169,735 net loss on options)                                 2,544,290
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                     5,704,327
----------------------------------------------------------------------------------------------------  ------------
     Net realized and unrealized gain on investments on options                                          8,248,617
----------------------------------------------------------------------------------------------------  ------------
          Change in net assets resulting from operations                                              $  8,941,603
----------------------------------------------------------------------------------------------------  ------------


*Reflects operations for the period from December 12, 1994 (date of initial public investment) to November 30, 1995.

(See Notes which are an integral part of the Financial Statements)


STAR GROWTH EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   PERIOD ENDED
                                                                                                   NOVEMBER 30,
                                                                                                       1995*
INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------------------
OPERATIONS--
-----------------------------------------------------------------------------------------------
Net investment income                                                                             $       692,986
-----------------------------------------------------------------------------------------------
Net realized gain on investments ($2,544,290 net gain,
as computed for federal tax purposes)                                                                   2,544,290
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and options                                        5,704,327
-----------------------------------------------------------------------------------------------  -----------------
     Change in net assets resulting from operations                                                     8,941,603
-----------------------------------------------------------------------------------------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS--
-----------------------------------------------------------------------------------------------
Distributions from net investment income                                                                 (598,058)
-----------------------------------------------------------------------------------------------  -----------------
SHARE TRANSACTIONS--
-----------------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                           47,289,797
-----------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders
in payment of distributions declared                                                                      473,063
-----------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                                (7,407,411)
-----------------------------------------------------------------------------------------------  -----------------
     Change in net assets resulting from share transactions                                            40,355,449
-----------------------------------------------------------------------------------------------  -----------------
          Change in net assets                                                                         48,698,994
-----------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------
Beginning of period                                                                                     --
-----------------------------------------------------------------------------------------------  -----------------
End of period (including undistributed net investment income of $94,928)                          $    48,698,994
-----------------------------------------------------------------------------------------------  -----------------


*For the period from December 12, 1994 (date of initial public investment) to November 30, 1995.

(See Notes which are an integral part of the Financial Statements)


STAR GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                   PERIOD ENDED
                                                                                                   NOVEMBER 30,
                                                                                                      1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $   10.00
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------
  Net investment income                                                                                   0.24
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments                                                         2.67
-----------------------------------------------------------------------------------------------        -------
  Total from investment operations                                                                        2.91
-----------------------------------------------------------------------------------------------        -------
LESS DISTRIBUTIONS
-----------------------------------------------------------------------------------------------
  Distributions from net investment income                                                               (0.21)
-----------------------------------------------------------------------------------------------        -------
NET ASSET VALUE, END OF PERIOD                                                                       $   12.70
-----------------------------------------------------------------------------------------------        -------
TOTAL RETURN (B)                                                                                         29.44%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
  Expenses                                                                                                1.17%*
-----------------------------------------------------------------------------------------------
  Net investment income                                                                                   2.00%*
-----------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                        0.03%*
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                            $  48,699
-----------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                       171%
-----------------------------------------------------------------------------------------------


  * Computed on an annualized basis.

 (a) Reflects operations for the period from December 12, 1994 (date of initial public investment) to November 30, 1995.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


STAR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

   SHARES                                                                                              VALUE
------------  -----------------------------------------------------------------------------------  -------------
COMMON STOCKS--93.3%
-------------------------------------------------------------------------------------------------
              APPLIANCE & FURNITURE--2.6%
              -----------------------------------------------------------------------------------
      60,000  Leggett & Platt, Inc.                                                                $   1,447,500
              -----------------------------------------------------------------------------------  -------------
              AUTOMOBILE--3.1%
              -----------------------------------------------------------------------------------
     160,000  (b)Navistar International Corp, Inc.                                                     1,740,000
              -----------------------------------------------------------------------------------  -------------
              BANKING--2.4%
              -----------------------------------------------------------------------------------
      16,000  Baybanks, Inc.                                                                           1,328,000
              -----------------------------------------------------------------------------------  -------------
              COMPUTERS--6.6%
              -----------------------------------------------------------------------------------
      20,000  (b)Dell Computer Corp.                                                                     885,000
              -----------------------------------------------------------------------------------
      56,000  (b)In Focus Systems, Inc.                                                                1,904,000
              -----------------------------------------------------------------------------------
      25,000  (b)Sybase, Inc.                                                                            878,125
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    3,667,125
              -----------------------------------------------------------------------------------  -------------
              ELECTRICAL EQUIPMENT--1.7%
              -----------------------------------------------------------------------------------
      45,000  (b)Exar Corp.                                                                              967,500
              -----------------------------------------------------------------------------------  -------------
              ELECTRONICS--13.7%
              -----------------------------------------------------------------------------------
      65,000  (b)Amphenol Corp.                                                                        1,462,500
              -----------------------------------------------------------------------------------
      35,000  (b)Arrow Electronics, Inc.                                                               1,631,875
              -----------------------------------------------------------------------------------
      15,000  Avnet, Inc.                                                                                705,000
              -----------------------------------------------------------------------------------
      90,000  (b)Cypress Semiconductor Corp.                                                           1,406,250
              -----------------------------------------------------------------------------------
      70,200  (b)Integrated Device Technology                                                          1,193,400
              -----------------------------------------------------------------------------------
      39,000  (b)KLA Instruments Corp.                                                                 1,345,500
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    7,744,525
              -----------------------------------------------------------------------------------  -------------
              ENERGY--1.5%
              -----------------------------------------------------------------------------------
      45,000  (b)California Energy, Inc.                                                                 866,250
              -----------------------------------------------------------------------------------  -------------
              ENTERTAINMENT & LEISURE--3.4%
              -----------------------------------------------------------------------------------
      97,000  Callaway Golf Co.                                                                        1,927,875
              -----------------------------------------------------------------------------------  -------------
              FINANCIAL SERVICES--9.2%
              -----------------------------------------------------------------------------------
      80,000  Bear Stearns Companies, Inc.                                                             1,740,000
              -----------------------------------------------------------------------------------
      60,000  Green Tree Financial Corp.                                                               1,695,000
              -----------------------------------------------------------------------------------
     200,000  Reliance Group Holdings, Inc.                                                            1,775,000
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    5,210,000
              -----------------------------------------------------------------------------------  -------------
              FOOD & BEVERAGE--4.5%
              -----------------------------------------------------------------------------------
     102,000  Hudson Foods, Inc.                                                                       1,632,000
              -----------------------------------------------------------------------------------
      80,000  Michaels Foods, Inc.                                                                       920,000
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    2,552,000
              -----------------------------------------------------------------------------------  -------------
              FOREST PRODUCTS & PAPER--2.7%
              -----------------------------------------------------------------------------------
      39,000  Bowater, Inc.                                                                            1,550,250
              -----------------------------------------------------------------------------------  -------------
              HEALTH MANAGEMENT--7.5%
              -----------------------------------------------------------------------------------
      42,000  Integrated Health Services, Inc.                                                           929,250
              -----------------------------------------------------------------------------------



STAR CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

 SHARES OR
 PRINCIPAL
   AMOUNT                                                                                              VALUE
------------  -----------------------------------------------------------------------------------  -------------
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
              HEALTH MANAGEMENT--CONTINUED
              -----------------------------------------------------------------------------------
      80,000  (b)Ornda HealthCorp.                                                                 $   1,570,000
              -----------------------------------------------------------------------------------
      56,050  (b)Vencor, Inc.                                                                          1,737,550
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    4,236,800
              -----------------------------------------------------------------------------------  -------------
              INDUSTRIAL PRODUCTS--4.4%
              -----------------------------------------------------------------------------------
      10,000  AGCO Corp.                                                                                 431,250
              -----------------------------------------------------------------------------------
      20,000  Kennametal, Inc.                                                                           615,000
              -----------------------------------------------------------------------------------
      38,000  (b)Varity Corp.                                                                          1,472,500
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    2,518,750
              -----------------------------------------------------------------------------------  -------------
              INSURANCE--3.4%
              -----------------------------------------------------------------------------------
       6,600  Alexander & Alexander Services, Inc.                                                       144,375
              -----------------------------------------------------------------------------------
      40,000  Reliastar Financial Corp.                                                                1,730,000
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    1,874,375
              -----------------------------------------------------------------------------------  -------------
              METALS--3.1%
              -----------------------------------------------------------------------------------
      56,200  Lukens, Inc.                                                                             1,721,125
              -----------------------------------------------------------------------------------  -------------
              OIL--5.0%
              -----------------------------------------------------------------------------------
      42,000  Diamond Shamrock, Inc.                                                                   1,055,250
              -----------------------------------------------------------------------------------
      91,000  Union Texas Petroleum Holdings, Inc.                                                     1,751,750
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    2,807,000
              -----------------------------------------------------------------------------------  -------------
              RETAIL & APPAREL--2.2%
              -----------------------------------------------------------------------------------
      46,400  (b)Proffitt's, Inc.                                                                      1,252,800
              -----------------------------------------------------------------------------------  -------------
              SERVICES & MISCELLANEOUS--4.2%
              -----------------------------------------------------------------------------------
      32,000  (b)C D I Corp.                                                                             592,000
              -----------------------------------------------------------------------------------
      70,000  Wellman, Inc.                                                                            1,793,750
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    2,385,750
              -----------------------------------------------------------------------------------  -------------
              TELECOMMUNICATIONS--8.9%
              -----------------------------------------------------------------------------------
      72,000  (b)Aspect Telecommunications                                                             2,448,000
              -----------------------------------------------------------------------------------
      57,400  Century Telephone Enterprises Inc.                                                       1,793,750
              -----------------------------------------------------------------------------------
      37,500  ECI Telecommunications Ltd.                                                                796,875
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    5,038,625
              -----------------------------------------------------------------------------------  -------------
              TRUCKING & SHIPPING--3.2%
              -----------------------------------------------------------------------------------
      39,000  Expeditores International of Washington, Inc.                                              994,500
              -----------------------------------------------------------------------------------
      20,000  Illinois Central Corp.                                                                     810,000
              -----------------------------------------------------------------------------------  -------------
              Total                                                                                    1,804,500
              -----------------------------------------------------------------------------------  -------------
              TOTAL COMMON STOCKS (IDENTIFIED COST $48,047,969)                                       52,640,750
              -----------------------------------------------------------------------------------  -------------
GOVERNMENT AGENCY--0.4%
-------------------------------------------------------------------------------------------------
$    250,000  Federal Home Loan Bank, 4.125%, due 1/26/1996 (identified cost $249,468)                   249,468
              -----------------------------------------------------------------------------------  -------------



STAR CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                                              VALUE
------------  -----------------------------------------------------------------------------------  -------------
(A) REPURCHASE AGREEMENT--3.3%
-------------------------------------------------------------------------------------------------
$  1,864,000  Donaldson, Lufkin & Jenrette Securities Corp., 5.875%,
              dated 11/30/1995, due 12/1/1995                                                      $   1,864,000
              -----------------------------------------------------------------------------------  -------------
              TOTAL INVESTMENTS (IDENTIFIED COST $50,161,437) (C)                                  $  54,754,218
              -----------------------------------------------------------------------------------  -------------


 (a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(b) Non-income producing security.

 (c) The cost of investments for federal tax purposes amounts to $50,184,844. The net unrealized appreciation/depreciation of investments on a federal tax basis amounts to $4,569,374 which is comprised of $5,530,552 appreciation and $961,178 depreciation at November 30, 1995.

Note: The categories of investments are shown as a percentage of net assets
      ($56,429,644) at November 30, 1995.

(See Notes which are an integral part of the Financial Statements)


STAR CAPITAL APPRECIATION FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
---------------------------------------------------------------------------------------------------
Total investments in securities, at value
(identified cost $50,161,437, and tax cost $50,184,844)                                              $  54,754,218
---------------------------------------------------------------------------------------------------
Cash                                                                                                         1,714
---------------------------------------------------------------------------------------------------
Income receivable                                                                                           56,164
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                          2,468,006
---------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                  64,335
---------------------------------------------------------------------------------------------------
Deferred expenses                                                                                            6,844
---------------------------------------------------------------------------------------------------  -------------
     Total assets                                                                                       57,351,281
---------------------------------------------------------------------------------------------------
LIABILITIES:
---------------------------------------------------------------------------------------------------
Payable for investments purchased                                                        $  838,876
---------------------------------------------------------------------------------------
Payable for shares redeemed                                                                  24,430
---------------------------------------------------------------------------------------
Options written, at value (Premium received $14,827)                                          7,312
---------------------------------------------------------------------------------------
Accrued expenses                                                                             51,019
---------------------------------------------------------------------------------------  ----------
     Total liabilities                                                                                     921,637
---------------------------------------------------------------------------------------------------  -------------
NET ASSETS for 4,773,324 shares outstanding                                                          $  56,429,644
---------------------------------------------------------------------------------------------------  -------------
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------
Paid in capital                                                                                      $  50,449,257
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and options                                                   4,600,296
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and options                                                 1,400,590
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                                           (20,499)
---------------------------------------------------------------------------------------------------  -------------
     Total Net Assets                                                                                $  56,429,644
---------------------------------------------------------------------------------------------------  -------------
NET ASSET VALUE AND REDEMPTION PROCEEDS PER SHARE:
($56,429,644/4,773,324 shares outstanding)                                                                  $11.82
---------------------------------------------------------------------------------------------------  -------------
Offering Price Per Share: (100/95.50 of $11.82)*                                                            $12.38
---------------------------------------------------------------------------------------------------  -------------


*See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)


STAR CAPITAL APPRECIATION FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Dividends                                                                                             $    409,267
----------------------------------------------------------------------------------------------------
Interest                                                                                                   343,638
----------------------------------------------------------------------------------------------------  ------------
     Total income                                                                                          752,905
----------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------------------
Investment advisory fee                                                                   $  408,302
----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                     52,388
----------------------------------------------------------------------------------------
Custodian fees                                                                                11,045
----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      31,516
----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      3,817
----------------------------------------------------------------------------------------
Auditing fees                                                                                 13,964
----------------------------------------------------------------------------------------
Legal fees                                                                                     5,259
----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     54,523
----------------------------------------------------------------------------------------
Shareholder services fee                                                                       9,570
----------------------------------------------------------------------------------------
Share registration costs                                                                      23,994
----------------------------------------------------------------------------------------
Printing and postage                                                                          14,290
----------------------------------------------------------------------------------------
Insurance premiums                                                                             4,694
----------------------------------------------------------------------------------------
Miscellaneous                                                                                  5,657
----------------------------------------------------------------------------------------  ----------
     Total expenses                                                                          639,019
----------------------------------------------------------------------------------------
Waiver--
----------------------------------------------------------------------------------------
  Waiver of administrative personnel and services fee                                         (5,242)
----------------------------------------------------------------------------------------  ----------
     Net expenses                                                                                          633,777
----------------------------------------------------------------------------------------------------  ------------
          Net investment income                                                                            119,128
----------------------------------------------------------------------------------------------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
----------------------------------------------------------------------------------------------------
Net realized gain on investments (includes $235,437 net loss on options)                                 1,403,382
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and options written                                 4,508,753
----------------------------------------------------------------------------------------------------  ------------
     Net realized and unrealized gain on investments and options                                         5,912,135
----------------------------------------------------------------------------------------------------  ------------
          Change in net assets resulting from operations                                              $  6,031,263
----------------------------------------------------------------------------------------------------  ------------


(See Notes which are an integral part of the Financial Statements)


STAR CAPITAL APPRECIATION FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              YEAR ENDED
                                                                                             NOVEMBER 30,
                                                                                         1995           1994*
INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------
OPERATIONS--
-----------------------------------------------------------------------------------
Net investment income                                                                $     119,128  $       7,982
-----------------------------------------------------------------------------------
Net realized gain (loss) on investments ($1,426,788 and $114,045, respectively, as
computed for federal tax purposes)                                                       1,403,382        111,347
-----------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                     4,508,753         91,542
-----------------------------------------------------------------------------------  -------------  -------------
     Change in net assets resulting from operations                                      6,031,263        210,871
-----------------------------------------------------------------------------------  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS--
-----------------------------------------------------------------------------------
Distributions from net investment income                                                  (127,110)      --
-----------------------------------------------------------------------------------
Distributions in excess of net investment income                                           (20,499)      --
-----------------------------------------------------------------------------------
Distributions from net realized gains                                                     (114,139)      --
-----------------------------------------------------------------------------------  -------------  -------------
     Change in net assets resulting from distributions to shareholders                    (261,748)      --
-----------------------------------------------------------------------------------  -------------  -------------
SHARE TRANSACTIONS--
-----------------------------------------------------------------------------------
Proceeds from sale of shares                                                            26,008,819     30,230,908
-----------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions
declared                                                                                   122,124       --
-----------------------------------------------------------------------------------
Cost of shares redeemed                                                                 (5,483,762)      (428,831)
-----------------------------------------------------------------------------------  -------------  -------------
     Change in net assets resulting from share transactions                             20,647,181     29,802,077
-----------------------------------------------------------------------------------  -------------  -------------
          Change in net assets                                                          26,416,696     30,012,948
-----------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------
Beginning of period                                                                     30,012,948       --
-----------------------------------------------------------------------------------  -------------  -------------
End of period (including undistributed net investment income of ($20,499) and
$7,982, respectively)                                                                $  56,429,644  $  30,012,948
-----------------------------------------------------------------------------------  -------------  -------------


*For the period from June 13, 1994 (date of initial public investment) to November 30, 1994.

(See Notes which are an integral part of the Financial Statements)


STAR CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                  YEAR ENDED
                                                                                                 NOVEMBER 30,
                                                                                              1995       1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                        $   10.15   $   10.00
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------
  Net investment income                                                                          0.03        0.00
------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                         1.72        0.15
------------------------------------------------------------------------------------------  ---------  -----------
  Total from investment operations                                                               1.75        0.15
------------------------------------------------------------------------------------------  ---------  -----------
LESS DISTRIBUTIONS
------------------------------------------------------------------------------------------
  Distributions from net investment income                                                      (0.04)     --
------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                                              (0.00)**     --
------------------------------------------------------------------------------------------
  Distributions from net realized gain on investment                                            (0.04)     --
------------------------------------------------------------------------------------------  ---------  -----------
  Total distributions                                                                           (0.08)     --
------------------------------------------------------------------------------------------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                                              $   11.82  $    10.15
------------------------------------------------------------------------------------------  ---------  -----------
TOTAL RETURN (B)                                                                                17.35%       1.50 %
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------
  Expenses                                                                                       1.47%       1.58 %*
------------------------------------------------------------------------------------------
  Net investment income                                                                          0.28%       0.08 %*
------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                               0.01%       0.10 %*
------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                   $  56,430  $   30,013
------------------------------------------------------------------------------------------
  Portfolio Turnover                                                                              144%         36 %
------------------------------------------------------------------------------------------


  * Computed on an annualized basis.

 ** Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes for the year ended November 30, 1995.

 (a) Reflects operations for the period from June 13, 1994 (date of initial public investment) to November 30, 1994. For the period from May 16, 1994 (start of business) to June 12, 1994, all income was distributed to the administrator.

 (b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


STAR FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

(1) ORGANIZATION

Star Funds (the "Trust"), is registered under the Investment Company Act of 1940, as amended
(the "Act"), as an open-end management investment company. The Trust consists of eight diversified portfolios (individually referred to as the "Fund"). The following portfolios comprise the Trust:

         PORTFOLIO NAME
         Star Capital Appreciation Fund ("Capital Appreciation Fund") Star Growth Equity Fund ("Growth Equity Fund")
         Star Relative Value Fund ("Relative Value Fund")
         The Stellar Fund ("Stellar Fund")
         Star Strategic Income Fund ("Strategic Income Fund")
         Star Tax-Free Money Market Fund ("Tax-Free Money Market Fund") Star Treasury Fund ("Treasury Fund")
         Star U.S. Government Income Fund ("U.S. Government Income Fund")

The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein:

         PORTFOLIO NAME
         Star Capital Appreciation Fund
         Star Growth Equity Fund
         Star Relative Value Fund
         The Stellar Fund
         Star Strategic Income Fund
         Star U.S. Government Income Fund

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

Star Funds, except Stellar Fund, are offered without class designation. Shares of Stellar Fund are offered in two classes: Investment shares and Trust shares.

(2) SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS--Equity securities traded on a securities exchange and securities traded in the over-the-counter market are valued at the last reported sales price on the day of valuation; other securities for which no sale was reported on that date, are valued at the last quoted bid price. Corporate and municipal bonds, asset backed securities and U.S. government securities are valued using the last quoted bid price as furnished by an independent pricing service. Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

B. REPURCHASE AGREEMENTS--It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.


STAR FUNDS
--------------------------------------------------------------------------------

     The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code").

D. FEDERAL TAXES--It is each Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal taxes are necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

     At November 30, 1995, U.S. Government Income Fund for federal tax purposes, had a capital loss carryforward, as noted below, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

                        FUND                                        TOTAL TAX-LOSS CARRYFORWARD
             U.S. Government Income Fund                                    $1,278,486


     Pursuant to the Code, such capital loss carryforwards will expire as follows:

                   FUND                       EXPIRATION YEAR       EXPIRATION AMOUNT
U.S. Government Income Fund                      11/30/2002            $1,278,486


E. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

F. DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method not to exceed a period of five years from each Fund's commencement date.

G. OPTION CONTRACTS WRITTEN--The Capital Appreciation Fund, Growth Equity Fund, Stellar Fund, Strategic Income Fund and U.S. Government Income Fund may write "covered" call option contracts. All of the preceding Funds, except U.S. Government Income Fund may also write "covered" put options. A written option obligates the Funds to deliver (a call), or to receive (a put), the contract amount upon exercise by the holder of the option. The principal reason for writing call or put options is to obtain, through receipt of premiums, a greater current return than would be realized on underlying securities alone. By writing call options, the Funds' may forego potential gains on the underlying security. By writing a put option, the Fund risks becoming obligated to purchase the underlying security for more than its current market price upon exercise. Premiums received from writing options are recorded as a liability and an unrealized gain or loss is measured by the difference between the current value and the premium received. For the fiscal year ended November 30, 1995, Capital Appreciation Fund, Growth Equity Fund, Stellar Fund, Strategic Income Fund and U.S. Government Income Fund had realized gain (loss) on options contracts of ($235,437), ($169,735), $100,430, $39,766, and $42,422, respectively.


STAR FUNDS
--------------------------------------------------------------------------------

     At November 30, 1995, Capital Appreciation Fund and Strategic Income Fund had the following outstanding options:

                                                CAPITAL APPRECIATION FUND
                                                                              NUMBER           UNREALIZED
                                             EXPIRATION     EXERCISE            OF            APPRECIATION       MARKET
ISSUER                            TYPE          DATE          PRICE          CONTRACTS       (DEPRECIATION)       VALUE
Aspect Telecom                       Call      12/16/95     $      35               80          $   6,680       $   6,500
-----------------------------
Aspect Telecom                       Call      12/16/95            35               10                835             812
-----------------------------                                                                    --------      -----------
     Total                                                                                      $   7,515       $   7,312
-----------------------------                                                                    --------      -----------

                                               STRATEGIC INCOME FUND
                                                                         NUMBER          UNREALIZED
                                         EXPIRATION     EXERCISE           OF           APPRECIATION       MARKET
ISSUER                        TYPE          DATE          PRICE         CONTRACTS      (DEPRECIATION)       VALUE
Dow Chemical                      Put      12/16/95   $          70            30        $     2,189      $   1,500
-------------------------
Weyerhauser                      Call      12/16/95              45           110               (440)        11,000
-------------------------
Philip Morris Co.                 Put       1/20/96              85            50             (1,763)         7,500
-------------------------
Lyondell                         Call       6/22/96              30           200               (500)        13,750
-------------------------                                                             -----------------  -----------
     Total                                                                               ($      514)     $  33,750
-------------------------                                                             -----------------  -----------


The following is a summary of the Capital Appreciation Fund, Growth Equity Fund, Stellar Fund, Strategic Income Fund and U.S. Government Income Fund written options activity:

                                                                                          CAPITAL
                                                                                     APPRECIATION FUND
                                                                                   NUMBER OF
                                                                                   CONTRACTS      PROCEEDS*
Outstanding at December 1, 1994                                                         -0-      $      -0-
-----------------------------------------------------------------------------
Contracts opened                                                                      2,297         303,281
-----------------------------------------------------------------------------
Contracts expired                                                                      (738)        (15,022)
-----------------------------------------------------------------------------
Contracts exercised                                                                  (1,268)       (230,137)
-----------------------------------------------------------------------------
Contracts closed                                                                       (201)        (43,295)
-----------------------------------------------------------------------------       -------     ------------
Outstanding at November 30, 1995                                                         90      $   14,827
-----------------------------------------------------------------------------       -------     ------------

                                                                                      GROWTH EQUITY FUND
                                                                                    NUMBER OF
                                                                                    CONTRACTS      PROCEEDS*
Outstanding at December 1, 1994                                                         -0-     $        -0-
-----------------------------------------------------------------------------
Contracts opened                                                                      2,810          707,485
-----------------------------------------------------------------------------
Contracts expired                                                                      (630)         (50,523)
-----------------------------------------------------------------------------
Contracts exercised                                                                  (1,185)        (252,004)
-----------------------------------------------------------------------------
Contracts closed                                                                       (995)        (404,958)
-----------------------------------------------------------------------------       -------     ------------
Outstanding at November 30, 1995                                                        -0-     $        -0-
-----------------------------------------------------------------------------       -------     ------------



STAR FUNDS
--------------------------------------------------------------------------------

                                                                                        STELLAR FUND
                                                                                   NUMBER OF
                                                                                   CONTRACTS     PROCEEDS*
Outstanding at December 1, 1994                                                        911     $   88,269
-----------------------------------------------------------------------------
Contracts opened                                                                     9,885        263,201
-----------------------------------------------------------------------------
Contracts expired                                                                   (4,346)      (132,312)
-----------------------------------------------------------------------------
Contracts exercised                                                                 (6,045)      (117,919)
-----------------------------------------------------------------------------
Contracts closed                                                                      (405)      (101,239)
-----------------------------------------------------------------------------  -------------  ------------
Outstanding at November 30, 1995                                                       -0-     $      -0-
-----------------------------------------------------------------------------  -------------  ------------

                                                                                    STRATEGIC INCOME FUND
                                                                                   NUMBER OF
                                                                                   CONTRACTS     PROCEEDS*
Outstanding at December 1, 1994                                                        -0-     $      -0-
-----------------------------------------------------------------------------
Contracts opened                                                                    18,920        414,660
-----------------------------------------------------------------------------
Contracts expired                                                                   (1,735)       (69,584)
-----------------------------------------------------------------------------
Contracts exercised                                                                (15,811)      (160,213)
-----------------------------------------------------------------------------
Contracts closed                                                                      (984)      (151,627)
-----------------------------------------------------------------------------  -------------  ------------
Outstanding at November 30, 1995                                                       390     $   33,236
-----------------------------------------------------------------------------  -------------  ------------

                                                                                       U.S. GOVERNMENT
                                                                                         INCOME FUND
                                                                                   NUMBER OF
                                                                                   CONTRACTS     PROCEEDS*
Outstanding at December 1, 1994                                                      1,500     $   10,547
-----------------------------------------------------------------------------
Contracts opened                                                                    27,650        120,430
-----------------------------------------------------------------------------
Contracts expired                                                                   (4,000)       (26,250)
-----------------------------------------------------------------------------
Contracts exercised                                                                (25,150)      (104,727)
-----------------------------------------------------------------------------
Contracts closed                                                                       -0-            -0-
-----------------------------------------------------------------------------  -------------  ------------
Outstanding at November 31, 1995                                                       -0-     $      -0-
-----------------------------------------------------------------------------  -------------  ------------


     *Represents premium received less commissions paid.

H.   OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:



STAR FUNDS
--------------------------------------------------------------------------------

                                                                                               CAPITAL
                                                                                          APPRECIATION FUND
                                                                                              YEAR ENDED
                                                                                             NOVEMBER 30,
                                                                                           1995       1994*
Shares sold                                                                              2,294,518   2,999,416
--------------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                          11,825      --
--------------------------------------------------------------------------------------
Shares redeemed                                                                           (490,433)    (42,002)
--------------------------------------------------------------------------------------  ----------  ----------
     Net change resulting from Fund share transactions                                   1,815,910   2,957,414
--------------------------------------------------------------------------------------  ----------  ----------


*Reflects operations for the period from May 16, 1994 (start of business) to November 30, 1994.

                                                                                          RELATIVE VALUE FUND
                                                                                              YEAR ENDED
                                                                                             NOVEMBER 30,
                                                                                           1995         1994
Shares sold                                                                               3,270,703   3,021,454
--------------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                           40,596      20,475
--------------------------------------------------------------------------------------
Shares redeemed                                                                          (1,044,452)   (734,612)
--------------------------------------------------------------------------------------  -----------  ----------
     Net change resulting from Fund share transactions                                    2,266,847   2,307,317
--------------------------------------------------------------------------------------  -----------  ----------

                                                                              STELLAR FUND
                                                                        YEAR ENDED NOVEMBER 30,
                                                                   1995                         1994
INVESTMENT SHARES                                         SHARES        DOLLARS        SHARES        DOLLARS
------------------------------------------------------  -----------  --------------  -----------  --------------
Shares sold                                                 316,665  $    3,633,111    3,150,588  $   36,158,470
------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                      151,838       1,724,929      151,340       1,726,229
------------------------------------------------------
Shares redeemed                                          (1,097,558)    (12,603,176)  (5,111,420)    (58,040,284)
------------------------------------------------------  -----------  --------------  -----------  --------------
     Net change resulting from Investment share
     transactions                                          (629,055) ($   7,245,136)  (1,809,492) ($  20,155,585)
------------------------------------------------------  -----------  --------------  -----------  --------------

                                                                              STELLAR FUND
                                                                        YEAR ENDED NOVEMBER 30,
                                                                   1995                         1994*
TRUST SHARES                                              SHARES        DOLLARS        SHARES        DOLLARS
------------------------------------------------------  -----------  --------------  -----------  --------------
Shares sold                                               1,362,547  $   15,679,680    6,530,935  $   73,925,771
------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                      161,056       1,831,157       58,141         653,321
------------------------------------------------------
Shares redeemed                                          (1,783,611)    (20,596,933)  (1,008,394)    (11,355,619)
------------------------------------------------------  -----------  --------------  -----------  --------------
     Net change resulting from Trust share
     transactions                                          (260,008) ($   3,086,096)   5,580,682  $   63,223,473
------------------------------------------------------  -----------  --------------  -----------  --------------
          Net change resulting from Fund share
          transactions                                     (889,063) ($  10,331,232)   3,771,190  $   43,067,888
------------------------------------------------------  -----------  --------------  -----------  --------------

*For the period from April 5, 1994 (start of business) to November 30, 1994.



STAR FUNDS
--------------------------------------------------------------------------------

                                                                                     GROWTH          STRATEGIC
                                                                                   EQUITY FUND      INCOME FUND
                                                                                           PERIOD ENDED
                                                                                        NOVEMBER 30, 1995**
Shares sold                                                                          4,433,979         4,687,046
-------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                      41,831            72,542
-------------------------------------------------------------------------------
Shares redeemed                                                                       (640,831)         (245,990)
-------------------------------------------------------------------------------  ---------------  ----------------
     Net change resulting from Fund share transactions                               3,834,979         4,513,598
-------------------------------------------------------------------------------  ---------------  ----------------

**For the period from December 12, 1994 (date of initial public investment) to November 30, 1995.

                                                                                           U.S. GOVERNMENT
                                                                                             INCOME FUND
                                                                                              YEAR ENDED
                                                                                             NOVEMBER 30,
                                                                                          1995         1994
Shares sold                                                                              4,813,482    6,950,021
-------------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                         310,088      138,234
-------------------------------------------------------------------------------------
Shares redeemed                                                                         (3,651,974)  (1,885,603)
-------------------------------------------------------------------------------------  -----------  -----------
     Net change resulting from Fund share transactions                                   1,471,596    5,202,652
-------------------------------------------------------------------------------------  -----------  -----------


(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Star Bank, N.A., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below). The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

          FUND                                                 ANNUAL RATE
Capital Appreciation Fund                                           0.95%
Growth Equity Fund                                                  0.75%
Relative Value Fund                                                 0.75%
Stellar Fund                                                        0.95%
Strategic Income Fund                                               0.95%
U.S. Government Income Fund                                         0.60%


ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides each Fund with certain administrative personnel and services for which it receives a fee. The FAS fee is based on the level of average aggregate net assets of the Trust for the period. FAS may voluntarily choose to waive a portion of its fee.

DISTRIBUTION SERVICES FEE--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds' investment shares. The Plan provides that the Funds may incur distribution expenses up to 0.25 of 1% of the average daily net assets of the investment shares annually, to compensate FSC. Currently, only the Stellar Fund is accruing and paying 12b-1 fees. The other Star Funds will not accrue or pay any distribution expenses pursuant to the Plan until a second class of shares has been registered with the Securities and Exchange Commission.

SHAREHOLDER SERVICES FEE--Under the terms of the Shareholder Services Agreement with Star Bank, N.A., each Fund will pay Star Bank, N.A. up to 0.25 of 1% of its average daily net assets for the period. For the foreseeable future, the Funds plan to limit the Shareholder Servicing fee to 0.04% of


STAR FUNDS
--------------------------------------------------------------------------------
average daily net assets. This fee is to obtain certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. The fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ also maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Star Bank, N.A., is the Funds' custodian for which it receives a fee. The fee is based on the level of each Funds' average net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses were initially borne by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following the Funds' effective date.

                                                                 EXPENSES OF        AMOUNTS REIMBURSED TO
                                                                  ORGANIZING       FAS FOR THE YEAR ENDED
                                           EFFECTIVE DATE          THE FUND           NOVEMBER 30, 1995
Capital Appreciation Fund                         May 16, 1994    $   25,801              $   2,413
Growth Equity Fund                           November 14, 1994        32,925                  2,000
Relative Value Fund                           December 5, 1990        33,500                  4,843
Stellar Fund                                     July 31, 1991        23,641                  5,670
Strategic Income Fund                        November 14, 1994        29,810                  2,000
U.S. Government Income Fund                  November 23, 1992        25,000                  6,630


Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1995, were as follows:

                                                                               PURCHASES         SALES
Capital Appreciation                                                         $   77,024,180  $   54,326,722
Growth Equity Fund                                                               96,045,547      56,185,604
Relative Value Fund                                                              64,538,986      22,602,373
Stellar Fund                                                                    100,933,820     105,132,395
Strategic Income Fund                                                           109,150,851      64,842,227
U.S. Government Fund                                                            230,141,224     217,182,726


(6) CONCENTRATION OF CREDIT RISK

Stellar invests in equity and fixed income securities of non-U.S. issuers. Although, Stellar maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.


STAR FUNDS
--------------------------------------------------------------------------------

At November 30, 1995, the International Securities held in the Portfolio were diversified within the following Industries:

Basic Industry                                                                               0.93%
Capital Goods                                                                                4.75%
Closed-End Investment Companies                                                              2.80%
Consumer Cylicals                                                                            3.51%
Consumer Staples                                                                             0.40%
Energy                                                                                       2.05%
Finance                                                                                      1.51%
Health Care                                                                                  1.43%
Miscellaneous                                                                                1.70%
Utilities                                                                                    1.57%



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of STAR FUNDS
(Star Capital Appreciation Fund, Star Growth Equity Fund, Star Relative Value Fund, The Stellar Fund, Star Strategic Income Fund and Star U.S. Government Income Fund):

We have audited the accompanying statements of assets and liabilities of Star Capital Appreciation Fund, Star Growth Equity Fund, Star Relative Value Fund, The Stellar Fund, Star Strategic Income Fund and Star U.S. Government Income Fund (investment portfolios of Star Funds, a Massachusetts business trust), including the schedules of portfolio investments, as of November 30, 1995, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Star Capital Appreciation Fund, Star Growth Equity Fund, Star Relative Value Fund, The Stellar Fund, Star Strategic Income Fund and Star U.S. Government Income Fund (investment portfolios of Star Funds) as of November 30, 1995, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP
Pittsburgh, Pennsylvania
January 12, 1996



TRUSTEES                                               OFFICERS
--------------------------------------------------------------------------------

John F. Donahue                                           John F. Donahue
Thomas G. Bigley                                          Chairman
John T. Conroy, Jr.                                       Edward C. Gonzales
William J. Copeland                                       President and Treasurer
James E. Dowd                                             J. Christopher Donahue
Lawrence D. Ellis, M.D.                                   Executive Vice President
Edward L. Flaherty, Jr.                                   John W. McGonigle
Edward C. Gonzales                                        Executive Vice President and Secretary
Peter E. Madden                                           Richard B. Fisher
Gregor F. Meyer                                           Vice President
John E. Murray, Jr.                                       Joseph S. Machi
Wesley W. Posvar                                          Vice President and Assistant Treasurer
Marjorie P. Smuts                                         David M. Taylor
                                                          Assistant Treasurer
                                                          C. Grant Anderson
                                                          Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.


Cusip 854911500
Cusip 854911880
Cusip 854911708
Cusip 854911609
Cusip 854911401                                      -------------------------
Cusip 854911864                                          Star Bank, N.A.
Cusip 854911807                                         Investment Adviser
G00299-08 (1/96)                                     -------------------------
      4289TR                                         Federated Securities Corp.
                                                             Distributor
                                                     -------------------------



                                          MONEY
                                          MARKET FUNDS
Star Funds
                                          ANNUAL
                                          REPORT

                                          Dated November 30, 1995






                                          Star Tax-Free Money Market Fund


                                          Star Treasury Fund






PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for the Star Money Market Funds: Star Tax-Free Money Market Fund and Star Treasury Fund. The Report covers activity over the 12-month period ended November 30, 1995.

We begin with an interview with your fund's portfolio manager about the interest rate environment during the period, fund yields and strategy. Next, you will find a list of fund holdings and the financial statements.
Each fund is a practical way to put your money to work pursuing daily income, while giving you the additional advantages of easy access to your money and relative stability.* Let's review each fund's highlights during the 12 months covered by this report.

STAR TAX-FREE MONEY MARKET FUND

On behalf of its tax-sensitive investors, the fund's portfolio was diversified across high-quality money market securities issued by municipalities in 21 states. The fund paid tax-free dividends of $0.03 per share during the 12-month period.* The fund's assets grew to reach $167.4 million.

STAR TREASURY FUND

As a highly conservative way to pursue daily money market income, the fund's portfolio of U.S. Treasury money market securities paid dividends of $0.05 per share during the 12-month period. The fund's assets soared by more than 80% to reach $655.0 million.

Thank you for turning your hard-earned cash into hard-working cash through these Star Money Market Funds. We look forward to keeping you up to date on your investment through the highest level of service possible.

Sincerely,

Edward C. Gonzales

Edward C. Gonzales
President
January 15, 1996

*Income may be subject to the federal alternative minimum tax and state and local taxes.

While money market funds seek to maintain a share value of $1.00, there is no guarantee that they will be able to do so.


INVESTMENT REVIEWS
--------------------------------------------------------------------------------

Star Tax-Free Money Market Fund

Q    Can you comment on the interest rate environment?

A Yields have fallen precipitously over the past year. The combination of slowing economic growth, falling inflation, and progress towards a balanced budget agreement have all contributed to an environment conducive to lower interest rates.

As for the municipal securities specifically, legislator discussions of tax reform have caused investors to favor shorter maturity issues. However, municipal note issuance has been light, resulting in significantly lower yields on notes already outstanding.

Q    How did the fund's yield respond?

A The fund's yield has fallen, but not as quickly as short-term rates thanks to purchases of fixed rate notes. Currently, the Star Tax-Free Money Market fund has about one-third of its assets invested in fixed rate tax-exempt securities. The remainder of the fund is invested in short-term variable rate demand notes for liquidity and their current higher yields.

Q    What is your outlook for short-term rates for the near future?

A Looking ahead to 1996, we expect the federal funds rate will fall to 5.25% in the first quarter and 5.00% in the second quarter reflecting slower economic growth and what we see as benign inflation pressures. Recent comments from the Federal Reserve (the "Fed") suggest that policymakers are hesitant to reduce rates further until the Congressional budget and deficit reduction plans are finalized. In addition, Chairman Greenspan continues to voice concern that inflation might still emerge. For these reasons, we believe the Fed will be slow to reduce interest rates more meaningfully. Q Do you anticipate making any changes to the fund's portfolio based on your outlook?


A No major changes. The fund is already in a "neutral" portfolio stance which means the fund's average maturity equals the overall market. If interest rates were to reverse and rise for non-fundamental reasons, we would be inclined to "lock-in" yields and extend the average maturity.


--------------------------------------------------------------------------------

Star Treasury Fund

Q    Can you comment on the interest rate environment?

A Yields have fallen precipitously over the past year. The combination of slowing economic growth, falling inflation, and progress towards a balanced budget agreement have all contributed to an environment conducive to lower interest rates.

Q    How did the fund's yield respond?

A The fund's yield has fallen, but not as quickly as short-term rates thanks to purchases of Treasury bills and notes. Currently, the Star Treasury fund has about one-third of its assets invested in fixed rate Treasury securities. The remainder of the fund is invested in short-term repurchase agreements for liquidity and their current higher yields. Repurchase agreements are currently the highest yielding asset available for purchase by the fund.

Q    What is your outlook for short-term rates for the near future?

A Looking ahead to 1996, we expect the federal funds rate will fall to 5.25% in the first quarter and 5.00% in the second quarter reflecting slower economic growth and what we see as benign inflation pressures. Recent comments from the Federal Reserve (the "Fed") suggest that policymakers are hesitant to reduce rates further until the Congressional budget and deficit reduction plans are finalized. In addition, Chairman Greenspan continues to voice concern that inflation might still emerge. For these reasons, we believe the Fed will be slow to reduce interest rates more meaningfully.

Q Do you anticipate making any changes to the fund's portfolio based on your outlook?

A No major changes. The fund is already in a "neutral" portfolio stance which means the fund's average maturity equals the overall market. If interest rates were to reverse and rise for non-fundamental reasons, we would be inclined to "lock-in" yields and extend the average maturity.

Q As we enter 1996, do you see a continued positive interest rate environment for bonds?

A Yes, but more subdued than 1995. The economic outlook has become more mixed in recent weeks. While some sectors have shown renewed strength such as automobile and housing sales, others have languished. Slow export growth, weak retail sales, and an unintended inventory bulge are specific problem areas. In addition, the economic indicators we analyze have peaked, and have weakened slightly in the past month. With our economic outlook now anticipating mixed results and sluggish growth, long bond yields should remain within a narrow range of 5.75% to 6.25% range for the next six months.


STAR TAX-FREE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

                                                                                      CREDIT
                                                                                     RATING:
 PRINCIPAL                                                                           MOODY'S
   AMOUNT                                                                            OR S&P*           VALUE
------------  -----------------------------------------------------------------  ----------------  --------------
SHORT-TERM MUNICIPALS--102.8%
-------------------------------------------------------------------------------
              ALABAMA--0.7%
              -----------------------------------------------------------------
$  1,200,000  Montgomery, AL, BMC Special Care Facilities Financing Authority,
              Weekly VRDNs Revenue Refunding Bonds (VHA of Alabama, Inc.
              Capital Asset Financing Program)/(Series G)/(First National Bank
              of Chicago SPA)/(AMBAC Insured)                                    Aaa/A-1           $    1,200,000
              -----------------------------------------------------------------                    --------------
              COLORADO--2.2%
              -----------------------------------------------------------------
     720,000  Loveland, CO, IDR, 3.95% Revenue Bonds (Safeway Inc.)/(Bankers
              Trust Co. LOC), 12/1/1995                                          A-1+                     720,000
              -----------------------------------------------------------------
   3,000,000  Smith Creek, CO, Weekly VRDNs Metropolitan District Revenue Bonds
              (NationsBank, TX LOC)                                              A-1                    3,000,000
              -----------------------------------------------------------------                    --------------
              Total                                                                                     3,720,000
              -----------------------------------------------------------------                    --------------
              FLORIDA--1.3%
              -----------------------------------------------------------------
   2,000,000  Escambia County, FL, IDA Weekly VRDNs Revenue Bonds (Pacer
              Industries, Inc.)/(Series 1991)/(Trust Co. Bank LOC)               Aa3                    2,000,000
              -----------------------------------------------------------------
     100,000  University Athletic Association, Inc., FL, Capital Improvement
              Weekly VRDNs Revenue Bonds (University of Florida Stadium)/(Sun
              Bank, Orlando, FL LOC)                                             VMIG1                    100,000
              -----------------------------------------------------------------                    --------------
              Total                                                                                     2,100,000
              -----------------------------------------------------------------                    --------------
              GEORGIA--1.3%
              -----------------------------------------------------------------
   2,150,000  Fulton County, GA, Development Authority Weekly VRDNs Revenue
              Bonds (Georgia Tech Athletic Assn., Inc.)/(Trust Co. Bank,
              Atlanta, GA LOC)                                                   Aa3                    2,150,000
              -----------------------------------------------------------------                    --------------
              ILLINOIS--23.8%
              -----------------------------------------------------------------
   1,600,000  Chicago, IL, 3.75% GO Tender Notes (Series B)/ (Morgan Guaranty
              Trust LOC), 5/1/1996                                               VMIG1/Sp1+             1,600,000
              -----------------------------------------------------------------
   2,200,000  Cook County, IL, Weekly VRDNs Revenue Bonds (Catholic Charities
              Housing Development Corp.)/ (Series 1988A-1)/(National
              Westminster LOC)                                                   VMIG1                  2,200,000
              -----------------------------------------------------------------
   1,500,000  Illinois Development Finance Authority, 3.75% Pollution Control
              Revenue Bonds (Illinois Power Co.)/ (Series C)/(Canadian Imperial
              Bank LOC) 2/14/1996                                                VMIG1/A-1+             1,500,000
              -----------------------------------------------------------------
   1,055,000  Illinois Development Finance Authority, Weekly VRDNs Revenue
              Bonds (Lake Forest Academy)/ (Northern Trust Co. LOC)              A-1+                   1,055,000
              -----------------------------------------------------------------
   2,000,000  Illinois Development Finance Authority, Weekly VRDNs Revenue
              Bonds (Roosevelt University Project)/ (American National Bank
              LOC)                                                               A-1+                   2,000,000
              -----------------------------------------------------------------



STAR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                      CREDIT
                                                                                     RATING:
 PRINCIPAL                                                                           MOODY'S
   AMOUNT                                                                            OR S&P*           VALUE
------------  -----------------------------------------------------------------  ----------------  --------------
SHORT-TERM MUNICIPALS--CONTINUED
-------------------------------------------------------------------------------
              ILLINOIS--CONTINUED
              -----------------------------------------------------------------
$  3,000,000  Illinois Development Finance Authority, Weekly VRDNs Revenue
              Bonds (St. Ignatius College)/ (Northern Trust Co. LOC)             A-1+              $    3,000,000
              -----------------------------------------------------------------
   4,200,000  Illinois Educational Facilities Authority, Weekly VRDNs Revenue
              Bonds (Newberry Library)/(Northern Trust Co. LOC)                  VMIG1                  4,200,000
              -----------------------------------------------------------------
   3,000,000  Illinois Health Facilities Authority Weekly VRDNs Revenue Bonds
              (Gottlieb Health Resources, Inc.)/ (Harris Trust & Savings Bank
              LOC)                                                               VMIG1                  3,000,000
              -----------------------------------------------------------------
   4,100,000  Illinois Health Facilities Authority, Weekly VRDNs Revenue Bonds
              (West Suburban Hospital Medical Center)/(First National Bank of
              Chicago LOC)                                                       VMIG1                  4,100,000
              -----------------------------------------------------------------
   4,000,000  Illinois Health Facilities Authority, 3.80% Revenue Bonds
              (Victory Health Services Project)/(Series C)/ (First National
              Bank of Chicago LOC), 2/8/1996                                     VMIG1/A                4,000,000
              -----------------------------------------------------------------
   1,600,000  Illinois Health Facilities Authority, Weekly VRDNs Revenue Bonds
              (Evangelical Hospital Corp.)/(Series A)/(First National Bank of
              Chicago LOC)                                                       VMIG1                  1,600,000
              -----------------------------------------------------------------
   6,500,000  Illinois Health Facilities Authority, Weekly VRDNs Revenue Bonds
              (Gottlieb Health Resources, Inc.)/ (Harris Trust & Savings Bank,
              IL LOC)                                                            VMIG1                  6,500,000
              -----------------------------------------------------------------
   3,000,000  Illinois State, 4.50% Revenue Anticipation Certificates,
              5/10/1996                                                          MIG1/Sp1+              3,009,642
              -----------------------------------------------------------------
   1,630,000  Schaumburg, IL, IDR Weekly VRDNs (LaQuinta Motor
              Inns)/(NationsBank of Fort Worth, TX LOC)                          Aa3                    1,630,000
              -----------------------------------------------------------------
     400,000  Springfield, IL, Community Improvement Weekly VRDNs Revenue
              Refunding Bonds (Kent Family, Inc. Project)/(PNC Bank, PA LOC)     A1                       400,000
              -----------------------------------------------------------------                    --------------
              Total                                                                                    39,794,642
              -----------------------------------------------------------------                    --------------
              INDIANA--9.6%
              -----------------------------------------------------------------
   2,000,000  Indiana Bond Bank, 5.75%, (Series A-2) 1/10/1996                   MIG1/Sp1+              2,001,467
              -----------------------------------------------------------------
   4,000,000  Indianapolis, IN, EDR, Weekly VRDNs (Rand McNally Project)/(First
              Union National Bank, NC LOC)                                       A-1                    4,000,000
              -----------------------------------------------------------------
   3,195,000  Logansport, IN, Weekly VRDNs (MMMs Investment Project)/(Bank One,
              Indianapolis, IN LOC)                                              NR(B)                  3,195,000
              -----------------------------------------------------------------
   5,100,000  Purdue University, IN, Weekly VRDNs University Revenue Bonds
              (Student Fee)/(Series K)                                           VMIG1/A-1+             5,100,000
              -----------------------------------------------------------------
   1,800,000  Purdue University, IN, Weekly VRDNs University Revenue Bonds
              (Student Fee)/(Series H)                                           VMIG1/A-1+             1,800,000
              -----------------------------------------------------------------                    --------------
              Total                                                                                    16,096,467
              -----------------------------------------------------------------                    --------------



STAR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                      CREDIT
                                                                                     RATING:
 PRINCIPAL                                                                           MOODY'S
   AMOUNT                                                                            OR S&P*           VALUE
------------  -----------------------------------------------------------------  ----------------  --------------
SHORT-TERM MUNICIPALS--CONTINUED
-------------------------------------------------------------------------------
              KENTUCKY--2.8%
              -----------------------------------------------------------------
$  1,000,000  Boone County, KY, IDR Weekly VRDNs (Square D Co.)/(Series
              A)/(Societe Generale LOC)                                          A-1+              $    1,000,000
              -----------------------------------------------------------------
   2,000,000  Fulton, KY, IDA Weekly VRDNs Revenue Bonds (United Health Care of
              Kentucky, Inc.)/(First Union National Bank, Charlotte, NC LOC)     VMIG1                  2,000,000
              -----------------------------------------------------------------
   1,700,000  Louisville, KY, IDA Weekly VRDNs (222 Project)/(PNC Bank, KY LOC)  A-1                    1,700,000
              -----------------------------------------------------------------                    --------------
              Total                                                                                     4,700,000
              -----------------------------------------------------------------                    --------------
              MAINE--1.8%
              -----------------------------------------------------------------
   3,000,000  Maine State, 4.50% GO TANs, 6/28/1996                              MIG1                   3,012,453
              -----------------------------------------------------------------                    --------------
              MARYLAND--0.5%
              -----------------------------------------------------------------
     850,000  Maryland State, IDA EDR Weekly VRDNs (Maryland Academy of
              Sciences)/(NationsBank, NC LOC)                                    VMIG1                    850,000
              -----------------------------------------------------------------                    --------------
              MICHIGAN--0.4%
              -----------------------------------------------------------------
     705,000  Lenawee County, MI, Economic Development Corp. Weekly VRDNs
              (Hardwoods of Michigan, Inc.)/(Series 1989)/(National City Bank
              LOC)                                                               VMIG1                    705,000
              -----------------------------------------------------------------                    --------------
              MISSISSIPPI--1.2%
              -----------------------------------------------------------------
   2,000,000  Forest, MS, IDR Weekly VRDNs Revenue Bonds (Sara Lee Corp.)        AA-                    2,000,000
              -----------------------------------------------------------------                    --------------
              MISSOURI--13.1%
              -----------------------------------------------------------------
   2,100,000  Independence, MO, 3.55% Water Utility Revenue Bonds (National
              Westminster LOC) 12/7/1995                                         VMIG1                  2,100,000
              -----------------------------------------------------------------
   2,000,000  Independence, MO, 3.55% Water Utility Revenue Bonds (National
              Westminster LOC) 12/8/1995                                         VMIG1                  2,000,000
              -----------------------------------------------------------------
     800,000  Independence, MO, IDA Weekly VRDNs (Shoney's Inn)/(Wachovia Bank,
              NC LOC)                                                            NR(B)                    800,000
              -----------------------------------------------------------------
   2,366,000  Missouri State, Environmental Improvement & Energy Resources
              Authority 3.70% Revenue Bonds (Kansas City Power & Light Co.)
              12/5/1995                                                          VMIG1/A-1              2,366,000
              -----------------------------------------------------------------
   7,000,000  Missouri State, Environmental Improvement & Energy Resources
              Authority, Weekly VRDNs Revenue Bonds (Kansas City Power & Light
              Co.)                                                               VMIG1/A-1              7,000,000
              -----------------------------------------------------------------
     500,000  Missouri State, HEFA, Daily VRDNs Revenue Bonds (Washington
              University)/(Series A)                                             VMIG1/A-1+               500,000
              -----------------------------------------------------------------
   7,200,000  Missouri State, HEFA, Weekly VRDNs Revenue Bonds (Washington
              University)/(Series A)                                             VMIG1/A-1+             7,200,000
              -----------------------------------------------------------------                    --------------
              Total                                                                                    21,966,000
              -----------------------------------------------------------------                    --------------
              NEW MEXICO--1.2%
              -----------------------------------------------------------------
   2,000,000  Belen, NM, IDA Weekly VRDNs Revenue Bonds (United Desiccants,
              Inc.)/(National City Bank, KY LOC)                                 NR(B)                  2,000,000
              -----------------------------------------------------------------                    --------------



STAR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                      CREDIT
                                                                                     RATING:
 PRINCIPAL                                                                           MOODY'S
   AMOUNT                                                                            OR S&P*           VALUE
------------  -----------------------------------------------------------------  ----------------  --------------
SHORT-TERM MUNICIPALS--CONTINUED
-------------------------------------------------------------------------------
              NORTH CAROLINA--0.5%
              -----------------------------------------------------------------
$    900,000  North Carolina Educational Facilities Financing Agency, Daily
              VRDNs Revenue Bonds (Guilford College)/(Wachovia Bank,
              Winston-Salem, NC LOC)                                             VMIG1/A-1+        $      900,000
              -----------------------------------------------------------------                    --------------
              OHIO--13.4%
              -----------------------------------------------------------------
     600,000  Butler County, OH, 4.10% BANs, (Series B) 4/19/1996                NR(C)                    600,890
              -----------------------------------------------------------------
   1,000,000  Butler County, OH, 4.27% BANs (Series D), 3/15/1996                NR(C)                  1,001,384
              -----------------------------------------------------------------
     950,000  Butler County, OH, 4.28% BANs, 11/1/1996                           NR(C)                    953,604
              -----------------------------------------------------------------
   1,000,000  Butler County, OH, 4.74% BANs, 4/19/1996                           NR(C)                  1,001,617
              -----------------------------------------------------------------
   1,000,000  Butler County, OH, 4.86% BANs (Series B), 3/15/1996                NR(C)                  1,001,269
              -----------------------------------------------------------------
     350,000  Butler County, OH, 5.07% BANs, 3/15/1996                           NR(C)                    350,451
              -----------------------------------------------------------------
     500,000  Centerville, OH, Weekly VRDNs Health Care Revenue Bonds (Bethany
              Lutheran Village Continuing Care Facility)/(PNC Bank, OH LOC)      VMIG1                    500,000
              -----------------------------------------------------------------
   1,700,000  Columbus, OH, Weekly VRDNs Sewer Revenue Bonds                     VMIG1/A-1+             1,700,000
              -----------------------------------------------------------------
   1,365,000  Marion County, OH, Weekly VRDNs Hospital Revenue Bonds (Pooled
              Lease Program)/(Bank One Columbus, OH LOC)                         A-1+                   1,365,000
              -----------------------------------------------------------------
      45,000  Marion County, OH, Weekly VRDNs Hospital Revenue Bonds (Pooled
              Lease Program)/(Bank One, Columbus, OH LOC)                        VMIG1                     45,000
              -----------------------------------------------------------------
     600,000  Mason, OH, 4.33% BANs, 12/19/1995                                  NR(C)                    600,182
              -----------------------------------------------------------------
     550,000  Ohio State University, Weekly VRDNs (General Receipts)/(Series
              1992B)                                                             VMIG1/A-1+               550,000
              -----------------------------------------------------------------
   2,000,000  Ohio State, 4.52% RANs (School District Cash Flow)
              6/28/1996                                                          MIG1                   2,006,879
              -----------------------------------------------------------------
   1,965,000  Ohio State, IDR Weekly VRDNs Revenue Bonds (Cincinnati Riverfront
              Coliseum, Inc.)/(PNC Bank, Cincinnati, OH LOC)                     A1                     1,965,000
              -----------------------------------------------------------------
   2,000,000  Perry, OH, 3.65% GO (Lake County Local School District)/(Bank
              One, Cleveland, OH LOC) 6/1/1996                                   Aa2                    2,000,000
              -----------------------------------------------------------------
     600,000  Perry, OH, 3.75% GO (Lake County Local School District)/(Bank
              One, Cleveland, OH LOC) 12/1/1996                                  Aa2                      600,000
              -----------------------------------------------------------------
   4,000,000  University of Cincinnati, OH, 4.25% General Receipts Anticipation
              Revenue Notes, 8/28/1996                                           MIG1/Sp1+              4,007,117
              -----------------------------------------------------------------
   2,000,000  University of Cincinnati, OH, 5.00% BANs (Series S-1) 3/21/1996    MIG1/Sp1+              2,002,025
              -----------------------------------------------------------------                    --------------
              Total                                                                                    22,250,418
              -----------------------------------------------------------------                    --------------
              PENNSYLVANIA--6.7%
              -----------------------------------------------------------------
   3,000,000  Allegheny County, PA, 3.875% Grant Anticipation Notes (Port
              Authority)/(Series A)/(PNC Bank, Pittsburgh, PA LOC) 6/28/1996     MIG1                   3,000,000
              -----------------------------------------------------------------



STAR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                      CREDIT
                                                                                     RATING:
 PRINCIPAL                                                                           MOODY'S
   AMOUNT                                                                            OR S&P*           VALUE
------------  -----------------------------------------------------------------  ----------------  --------------
SHORT-TERM MUNICIPALS--CONTINUED
-------------------------------------------------------------------------------
              PENNSYLVANIA--CONTINUED
              -----------------------------------------------------------------
$    370,000  Allegheny County, PA, Hospital Development Authority, Weekly
              VRDNs (Presbyterian University Hospital)/(Series B)/(PNC Bank, PA
              LOC)                                                               VMIG1             $      370,000
              -----------------------------------------------------------------
     100,000  Allegheny County, PA, Hospital Development Authority Weekly VRDNs
              Revenue Bonds (Presbyterian University Hospital)/(Series
              D)/(Credit Suisse SPA)                                             VMIG1/A-1+               100,000
              -----------------------------------------------------------------
     500,000  Allegheny County, PA, Hospital Development Authority Weekly VRDNs
              Revenue Bonds (Presbyterian University Hospital)/(Series
              A)/(Credit Suisse SPA)                                             VMIG1/A-1+               500,000
              -----------------------------------------------------------------
     200,000  Allegheny County, PA, Hospital Development Authority Weekly VRDNs
              Revenue Bonds (Presbyterian University Hospital)/(Series
              B)/(Credit Suisse SPA)                                             VMIG1/A-1+               200,000
              -----------------------------------------------------------------
   6,000,000  Allegheny County, PA, IDR 3.75% Revenue Bonds (Duquesne Light
              Co.)/(Series A)/(Canadian Imperial Bank LOC), 11/7/1996            P-1/A-1+               6,000,000
              -----------------------------------------------------------------
   1,000,000  East Penn, PA, Industrial & Commercial Development Authority,
              Weekly VRDNs Revenue Bonds (Electric Data System Corp.)/(Wachovia
              Bank, GA LOC)                                                      Aa2                    1,000,000
              -----------------------------------------------------------------                    --------------
              Total                                                                                    11,170,000
              -----------------------------------------------------------------                    --------------
              TENNESSEE--7.6%
              -----------------------------------------------------------------
   1,000,000  Chattanooga-Hamilton County, TN, Hospital Authority Daily VRDNs
              Revenue Bonds (Erlanger)/(Morgan Guaranty, NY SPA)                 A-1                    1,000,000
              -----------------------------------------------------------------
   1,000,000  Greenville, TN, IDR Weekly VRDNs Revenue Bonds (Ball Corp.
              Project)/(Wachovia Bank, GA LOC)                                   A-1+                   1,000,000
              -----------------------------------------------------------------
   3,900,000  Sullivan County, TN, Health, Education & Housing Facilities
              Revenue Bonds Weekly VRDNs (Ashbury Center Residential Care
              Facility)/(NationsBank, NC LOC)                                    NR(C)                  3,900,000
              -----------------------------------------------------------------
     500,000  Tennessee State, Weekly VRDNs (Series A)                           VMIG1/A-1+               500,000
              -----------------------------------------------------------------
   4,400,000  Tennessee State, Weekly VRDNs BANs (Series B)                      VMIG1/A-1+             4,400,000
              -----------------------------------------------------------------
   2,000,000  Tennessee State, Weekly VRDNs GO BANs (Series A)                   VMIG1/A-1+             2,000,000
              -----------------------------------------------------------------                    --------------
              Total                                                                                    12,800,000
              -----------------------------------------------------------------                    --------------



STAR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                      CREDIT
                                                                                     RATING:
 PRINCIPAL                                                                           MOODY'S
   AMOUNT                                                                            OR S&P*           VALUE
------------  -----------------------------------------------------------------  ----------------  --------------
SHORT-TERM MUNICIPALS--CONTINUED
-------------------------------------------------------------------------------
              TEXAS--9.3%
              -----------------------------------------------------------------
$  2,480,000  Bexar County, TX, HFDC, Weekly VRDNs (Army Retirement-Residence
              Foundation)/(Rabobank, Nederland LOC)                              A-1+              $    2,480,000
              -----------------------------------------------------------------
   3,500,000  Greater East, TX, Higher Education Authority, Weekly VRDNs
              Student Loan Revenue Bonds (Series A)/ (SLMA LOC)                  VMIG1/A-1+             3,500,000
              -----------------------------------------------------------------
     400,000  Harris County, TX, HFDC, Daily VRDNs Revenue Bonds (St. Luke's
              Episcopal Hospital)/(Series C)/ (Morgan Guaranty Trust SPA,
              Expires 12/31/1995)                                                A-1+                     400,000
              -----------------------------------------------------------------
   2,000,000  Lone Star, TX, Airport Improvement Authority Daily VRDNs Revenue
              Bonds (Series B-1)/(Royal Bank of Canada LOC)                      VMIG1                  2,000,000
              -----------------------------------------------------------------
   2,200,000  Lone Star, TX, Airport Improvement Authority Daily VRDNs Revenue
              Bonds (Series B-3)/(Royal Bank of Canada LOC)                      VMIG1                  2,200,000
              -----------------------------------------------------------------
   1,900,000  San Antonio, TX, IDA IDR Weekly VRDNs (Rivercenter
              Association)/(PNC Bank, PA LOC)                                    A1                     1,900,000
              -----------------------------------------------------------------
   3,000,000  Texas State, 4.75% TRANs (Series A) 8/30/1996                      MIG1/Sp1+              3,014,625
              -----------------------------------------------------------------                    --------------
              Total                                                                                    15,494,625
              -----------------------------------------------------------------                    --------------
              UTAH--0.9%
              -----------------------------------------------------------------
   1,550,000  Castle Dale, UT, IDR 3.80% Revenue Bonds (Safeway, Inc.)/(Bankers
              Trust Co. LOC) 2/1/1996                                            A-1+                   1,550,000
              -----------------------------------------------------------------                    --------------
              VIRGINIA--2.2%
              -----------------------------------------------------------------
   1,840,000  Charlottesville, VA, IDA IDR 3.95% Revenue Bonds (Safeway,
              Inc.)/(Bankers Trust Co. LOC) 12/1/1995                            A-1+                   1,840,000
              -----------------------------------------------------------------
   1,840,000  Charlottesville, VA, IDA IDR 3.75% Revenue Bonds (Safeway,
              Inc.)/(Bankers Trust Co. LOC) 6/3/1996                             A-1+                   1,840,000
              -----------------------------------------------------------------                    --------------
              Total                                                                                     3,680,000
              -----------------------------------------------------------------                    --------------
              WYOMING--2.3%
              -----------------------------------------------------------------
   2,675,000  Douglas, WY, IDR 3.75% Revenue Bonds (Safeway, Inc.)/(Bankers
              Trust Co. LOC) 6/3/1996                                            A-1+                   2,675,000
              -----------------------------------------------------------------
   1,200,000  Gillette, WY, 3.60% Pollution Control Revenue Bonds
              (PacificCorp.)/(Deutsche Bank, A.G. LOC) 12/15/1995                P-1/A-1+               1,200,000
              -----------------------------------------------------------------                    --------------
              Total                                                                                     3,875,000
              -----------------------------------------------------------------                    --------------
              TOTAL SHORT-TERM MUNICIPALS                                                             172,014,605
              -----------------------------------------------------------------                    --------------



STAR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                      CREDIT
                                                                                     RATING:
                                                                                     MOODY'S
   SHARES                                                                            OR S&P*           VALUE
------------  -----------------------------------------------------------------  ----------------  --------------
MUTUAL FUND SHARES--0.1%
-------------------------------------------------------------------------------
      67,724  SEI Tax Exempt Trust (at net asset value)                                            $       67,724
              -----------------------------------------------------------------                    --------------
              TOTAL INVESTMENTS (AT AMORTIZED COST) (A)                                            $  172,082,329
              -----------------------------------------------------------------                    --------------


(a) Also represents cost for federal tax purposes.

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

Note: The categories of investments are shown as a percentage of net assets ($167,356,172) at
      November 30, 1995.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation
BANs--Bond Anticipation Notes
EDR--Economic Development Revenue
GO--General Obligation
HEFA--Health and Education Facilities Authority
HFDC--Health Facility Development Corporation
IDA--Industrial Development Authority
IDR--Industrial Development Revenue
LOC--Letter of Credit
MMMs--Money Market Municipals
RANs--Revenue Anticipation Notes
SLMA--Student Loan Marketing Association
SPA--Standby Purchase Agreement
TANs--Tax Anticipation Notes
TRANs--Tax and Revenue Anticipation Notes
UT--Unlimited Tax
VHA--Veterans Housing Administration
VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)


STAR TAX-FREE MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
-------------------------------------------------------------------------------------------------
Total investments in securities, at amortized cost and value                                       $  172,082,329
-------------------------------------------------------------------------------------------------
Income receivable                                                                                       1,096,953
-------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                         1,805,373
-------------------------------------------------------------------------------------------------
Deferred expenses                                                                                           1,958
-------------------------------------------------------------------------------------------------  --------------
     Total assets                                                                                     174,986,613
-------------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------------------------
Payable for investments purchased                                                    $  7,122,958
-----------------------------------------------------------------------------------
Income distribution payable                                                               462,632
-----------------------------------------------------------------------------------
Accrued expenses                                                                           44,851
-----------------------------------------------------------------------------------  ------------
     Total liabilities                                                                                  7,630,441
-------------------------------------------------------------------------------------------------  --------------
Net Assets for 167,356,172 shares outstanding                                                      $  167,356,172
-------------------------------------------------------------------------------------------------  --------------
NET ASSET VALUE, Offering Price and Redemption Proceeds Per Share:
$167,356,172 / 167,356,172 shares outstanding                                                               $1.00
-------------------------------------------------------------------------------------------------  --------------


(See Notes which are an integral part of the Financial Statements)


STAR TAX-FREE MONEY MARKET FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Interest                                                                                              $  6,155,272
----------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------------------
Investment advisory fee                                                                 $    862,867
--------------------------------------------------------------------------------------
Administrative personnel and services fee                                                    172,949
--------------------------------------------------------------------------------------
Custodian fees                                                                                38,704
--------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      31,002
--------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      2,608
--------------------------------------------------------------------------------------
Auditing fees                                                                                 17,237
--------------------------------------------------------------------------------------
Legal fees                                                                                     5,282
--------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     43,570
--------------------------------------------------------------------------------------
Shareholder services fee                                                                      32,564
--------------------------------------------------------------------------------------
Share registration costs                                                                      36,837
--------------------------------------------------------------------------------------
Printing and postage                                                                          15,920
--------------------------------------------------------------------------------------
Insurance premiums                                                                             5,987
--------------------------------------------------------------------------------------
Miscellaneous                                                                                  3,656
--------------------------------------------------------------------------------------  ------------
     Total expenses                                                                        1,269,183
--------------------------------------------------------------------------------------
Waiver--
--------------------------------------------------------------------------------------
  Waiver of investment advisory fee                                                         (235,327)
--------------------------------------------------------------------------------------  ------------
     Net expenses                                                                                        1,033,856
----------------------------------------------------------------------------------------------------  ------------
          Net investment income                                                                       $  5,121,416
----------------------------------------------------------------------------------------------------  ------------


(See Notes which are an integral part of the Financial Statements)


STAR TAX-FREE MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         YEAR ENDED              YEAR ENDED
                                                                     NOVEMBER 30, 1995       NOVEMBER 30, 1994
INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------
OPERATIONS--
-----------------------------------------------------------------
Net investment income                                                 $      5,121,416        $      2,912,754
-----------------------------------------------------------------  ----------------------  ----------------------
DISTRIBUTIONS TO SHAREHOLDERS--
-----------------------------------------------------------------
Distributions from net
investment income                                                           (5,121,416)             (2,912,754)
-----------------------------------------------------------------  ----------------------  ----------------------
SHARE TRANSACTIONS--
-----------------------------------------------------------------
Proceeds from sale of shares                                               512,575,789             431,948,243
-----------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                             771                      42
-----------------------------------------------------------------
Cost of shares redeemed                                                   (480,647,041)           (431,543,978)
-----------------------------------------------------------------  ----------------------  ----------------------
     Change in net assets resulting from share transactions                 31,929,519                 404,307
-----------------------------------------------------------------  ----------------------  ----------------------
          Change in net assets                                              31,929,519                 404,307
-----------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------
Beginning of period                                                        135,426,653             135,022,346
-----------------------------------------------------------------  ----------------------  ----------------------
End of period                                                         $    167,356,172        $    135,426,653
-----------------------------------------------------------------  ----------------------  ----------------------


(See Notes which are an integral part of the Financial Statements)


STAR TAX-FREE MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     YEAR ENDED NOVEMBER 30,
                                                       1995       1994       1993       1992       1991(A)
NET ASSET VALUE, BEGINNING OF PERIOD                 $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
---------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------
  Net investment income                                   0.03       0.02       0.02       0.03        0.03
---------------------------------------------------
LESS DISTRIBUTIONS
---------------------------------------------------
  Distributions from net
  investment income                                      (0.03)     (0.02)     (0.02)     (0.03)      (0.03)
---------------------------------------------------  ---------  ---------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                       $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
---------------------------------------------------  ---------  ---------  ---------  ---------  -----------
TOTAL RETURN (B)                                          3.32%      2.15%      1.91%      2.59%       2.84%
---------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------
  Expenses                                                0.66%      0.65%      0.65%      0.66%       0.55%*
---------------------------------------------------
  Net investment income                                   3.26%      2.12%      1.90%      2.54%       3.95%*
---------------------------------------------------
  Expense waiver /reimbursement (c)                       0.15%      0.15%      0.40%      0.40%       0.48%*
---------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------
  Net assets, end of period (000 omitted)             $167,356   $135,427   $135,022   $144,487    $113,731
---------------------------------------------------


  * Computed on an annualized basis.

 (a) Reflects operations for the period from March 15, 1991 (date of initial public investment) to November 30, 1991.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


STAR TREASURY FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

  PRINCIPAL
    AMOUNT                                                                                             VALUE
--------------  ---------------------------------------------------------------------------------  --------------
U. S. TREASURY--35.1%
-------------------------------------------------------------------------------------------------
$   93,000,000  U.S. Treasury Bills, 12/14/1995-11/14/1996                                         $   92,199,419
                ---------------------------------------------------------------------------------
   137,000,000  U.S. Treasury Notes, 4.00%-9.375%, 1/31/1996-11/30/1996                               137,717,820
                ---------------------------------------------------------------------------------  --------------
                TOTAL U.S. TREASURY                                                                   229,917,239
                ---------------------------------------------------------------------------------  --------------
(A) REPURCHASE AGREEMENTS--65.7%
-------------------------------------------------------------------------------------------------
   140,000,000  Bear Stearns & Co., Inc., 5.90%, dated 11/30/1995, due 12/1/1995                      140,000,000
                ---------------------------------------------------------------------------------
    25,000,000  Dean Witter Reynolds, Inc., 5.80%, dated 11/30/1995, due 12/1/1995                     25,000,000
                ---------------------------------------------------------------------------------
    27,000,000  Donaldson, Lufkin & Jenrette Securities Corp., 5.875%,
                dated 11/30/1995, due 12/1/1995                                                        27,000,000
                ---------------------------------------------------------------------------------
    27,000,000  Fuji Securities, Inc., 5.85%, dated 11/30/1995, due 12/1/1995                          27,000,000
                ---------------------------------------------------------------------------------
    27,000,000  HSBC Securities, Inc., 5.88%, dated 11/30/1995, due 12/1/1995                          27,000,000
                ---------------------------------------------------------------------------------
    25,000,000  Merrill Lynch Government Securities, Inc., 5.72%,
                dated 11/30/1995, due 12/29/1995                                                       25,000,000
                ---------------------------------------------------------------------------------
    25,000,000  National Westminster Securites, 5.875%,
                dated 11/30/1995, due 12/1/1995                                                        25,000,000
                ---------------------------------------------------------------------------------
   134,320,000  Swiss Bank Corp., 5.90%, dated 11/30/1995, due 12/1/1995                              134,320,000
                ---------------------------------------------------------------------------------  --------------
                TOTAL REPURCHASE AGREEMENTS                                                           430,320,000
                ---------------------------------------------------------------------------------  --------------
                TOTAL INVESTMENTS (AT AMORTIZED COST)(B)                                           $  660,237,239
                ---------------------------------------------------------------------------------  --------------


 (a) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(b) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($654,962,931) at
     November 30, 1995.

(See Notes which are an integral part of the Financial Statements)

STAR TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

ASSETS:
---------------------------------------------------------------------------------
Investments in repurchase agreements                                               $  430,320,000
---------------------------------------------------------------------------------
Investments in securities                                                             229,917,239
---------------------------------------------------------------------------------  --------------
     Total investments in securities, at amortized cost and value                                  $  660,237,239
-------------------------------------------------------------------------------------------------
Cash                                                                                                        2,115
-------------------------------------------------------------------------------------------------
Income receivable                                                                                       2,230,174
-------------------------------------------------------------------------------------------------  --------------
     Total assets                                                                                     662,469,528
-------------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------------------------
Payable for investments purchased                                                       4,888,438
---------------------------------------------------------------------------------
Payable for shares redeemed                                                                 1,463
---------------------------------------------------------------------------------
Income distribution payable                                                             2,512,515
---------------------------------------------------------------------------------
Accrued expenses                                                                          104,181
---------------------------------------------------------------------------------  --------------
     Total liabilities                                                                                  7,506,597
-------------------------------------------------------------------------------------------------  --------------
NET ASSETS for 654,962,931 shares outstanding                                                      $  654,962,931
-------------------------------------------------------------------------------------------------  --------------
NET ASSET VALUE, Offering Price and Redemption Proceeds Per Share:
$654,962,931 / 654,962,931 shares outstanding                                                               $1.00
-------------------------------------------------------------------------------------------------  --------------


(See Notes which are an integral part of the Financial Statements)


STAR TREASURY FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
---------------------------------------------------------------------------------------------------
Interest                                                                                             $  26,835,520
---------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------
Investment advisory fee                                                                $  2,293,566
-------------------------------------------------------------------------------------
Administrative personnel and services fee                                                   503,167
-------------------------------------------------------------------------------------
Custodian fees                                                                              115,825
-------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                     35,786
-------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                     4,215
-------------------------------------------------------------------------------------
Auditing fees                                                                                18,904
-------------------------------------------------------------------------------------
Legal fees                                                                                    6,464
-------------------------------------------------------------------------------------
Portfolio accounting fees                                                                    86,001
-------------------------------------------------------------------------------------
Shareholder services fee                                                                    103,125
-------------------------------------------------------------------------------------
Share registration costs                                                                     83,392
-------------------------------------------------------------------------------------
Printing and postage                                                                         16,928
-------------------------------------------------------------------------------------
Insurance premiums                                                                            7,789
-------------------------------------------------------------------------------------
Miscellaneous                                                                                 4,379
-------------------------------------------------------------------------------------  ------------
     Total expenses                                                                                      3,279,541
---------------------------------------------------------------------------------------------------  -------------
          Net investment income                                                                      $  23,555,979
---------------------------------------------------------------------------------------------------  -------------


(See Notes which are an integral part of the Financial Statements)


STAR TREASURY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         YEAR ENDED              YEAR ENDED
                                                                     NOVEMBER 30, 1995       NOVEMBER 30, 1994
INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------
OPERATIONS--
-----------------------------------------------------------------
Net investment income                                                $       23,555,979      $       10,830,098
-----------------------------------------------------------------  ----------------------  ----------------------
DISTRIBUTIONS TO SHAREHOLDERS--
-----------------------------------------------------------------
Distributions from net investment income                                    (23,555,979)            (10,830,098)
-----------------------------------------------------------------  ----------------------  ----------------------
SHARE TRANSACTIONS--
-----------------------------------------------------------------
Proceeds from sale of shares                                              4,733,626,896           4,438,594,909
-----------------------------------------------------------------
Net asset value of shares issued in connection with acquisition
of Prime Obligations Fund                                                    86,272,662                      --
-----------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                          102,122                   2,753
-----------------------------------------------------------------
Cost of shares redeemed                                                  (4,523,804,720)         (4,465,851,804)
-----------------------------------------------------------------  ----------------------  ----------------------
     Change in net assets resulting from share transactions                 296,196,960             (27,254,142)
-----------------------------------------------------------------  ----------------------  ----------------------
          Change in net assets                                              296,196,960             (27,254,142)
-----------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------
Beginning of period                                                         358,765,971             386,020,113
-----------------------------------------------------------------  ----------------------  ----------------------
End of period                                                        $      654,962,931      $      358,765,971
-----------------------------------------------------------------  ----------------------  ----------------------


(See Notes which are an integral part of the Financial Statements)


STAR TREASURY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 YEAR ENDED NOVEMBER 30,
                                        1995       1994       1993       1992       1991       1990       1989(A)
NET ASSET VALUE,
BEGINNING OF PERIOD                   $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------
  Net investment income                    0.05       0.03       0.03       0.03       0.06       0.07        0.05
------------------------------------
LESS DISTRIBUTIONS
------------------------------------
  Distributions from net investment
  income                                  (0.05)     (0.03)     (0.03)     (0.03)     (0.06)     (0.07)      (0.05)
------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  -----------
NET ASSET VALUE,
END OF PERIOD                         $    1.00  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
------------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  -----------
TOTAL RETURN (B)                           5.23%      3.30%      2.56%      3.41%      5.72%      7.72%       5.36%
------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------
  Expenses                                 0.71%      0.70%      0.70%      0.71%      0.71%      0.73%       0.77%*
------------------------------------
  Net investment income                    5.14%      3.24%      2.53%      3.33%      5.51%      7.44%       8.28%*
------------------------------------
  Expense waiver/ reimbursement (c)      --         --           0.25%      0.25%      0.10%      0.03%       0.01%*
------------------------------------
SUPPLEMENTAL DATA
------------------------------------
  Net assets, end of period (000
  omitted)                             $654,963   $358,766   $386,020   $346,508   $307,278   $226,519    $174,062
------------------------------------


  * Computed on an annualized basis.

 (a) Reflects operations for the period from April 14, 1989 (date of initial public investment) to November 30, 1989.

(b) Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


STAR FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995
--------------------------------------------------------------------------------

(1) ORGANIZATION

Star Funds (the "Trust"), is registered under the Investment Company Act of 1940, as amended
(the "Act"), as an open-end management investment company. The Trust consists of eight diversified portfolios (individually referred to as the "Fund"). The following portfolios comprise the Trust:

         PORTFOLIO NAME
         Star Capital Appreciation Fund ("Capital Appreciation Fund") Star Growth Equity Fund ("Growth Equity Fund")
         Star Relative Value Fund ("Relative Value Fund")
         The Stellar Fund ("Stellar Fund")
         Star Strategic Income Fund ("Strategic Income Fund")
         Star Tax-Free Money Market Fund ("Tax-Free Money Market Fund") Star Treasury Fund ("Treasury Fund")
         Star U.S. Government Income Fund ("U.S. Government Income Fund")

The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein:

         PORTFOLIO NAME
         Star Tax-Free Money Market Fund
         Star Treasury Fund

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

Star Funds, except Stellar Fund, are offered without class designation. Shares of Stellar Fund are offered in two classes: Investment shares and Trust shares.

On April 24, 1995, the Treasury Fund acquired all the net assets of Star Prime Obligations Fund ("Prime Obligations Fund") pursuant to a plan of reorganization approved by Prime Obligations Fund shareholders on April 20, 1995. The acquisition was accomplished by a tax-free exchange between the Prime Obligations Fund and the Treasury Fund on April 24, 1995. The net assets of the Prime Obligations Fund were combined with those of the Treasury Fund. The aggregate net assets of the Treasury Fund and the Prime Obligations Fund immediately before acquisition were $392,462,023 and $86,272,662, respectively. Immediately after the acquisition, the combined aggregate net assets of the Treasury Fund were $478,734,685.

(2) SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS--The Funds' use of the amortized cost method to value their portfolio securities is in accordance with Rule 2a-7 under the Act. Investments in other open-end investment companies are valued at net asset value.

B. REPURCHASE AGREEMENTS--It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.


STAR FUNDS
--------------------------------------------------------------------------------

     The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

D. FEDERAL TAXES--It is each Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal taxes are necessary.

E. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

F. DEFERRED EXPENSES--The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method not to exceed a period of five years from each Fund's commencement date.

G.   OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At November 30, 1995, capital paid-in for Tax-Free Money Market Fund and Treasury Fund aggregated $167,356,172 and $654,962,931, respectively. Transactions in Fund shares were as follows:

                                                                          TAX-FREE MONEY MARKET FUND
                                                                      YEAR ENDED              YEAR ENDED
                                                                  NOVEMBER 30, 1995       NOVEMBER 30, 1994
Shares sold                                                            512,575,789             431,948,243
--------------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                                       771                      42
--------------------------------------------------------------
Shares redeemed                                                       (480,647,041)           (431,543,978)
--------------------------------------------------------------  ----------------------  ----------------------
  Net change resulting from Fund share transactions                     31,929,519                 404,307
--------------------------------------------------------------  ----------------------  ----------------------



STAR FUNDS
--------------------------------------------------------------------------------

                                                                                TREASURY FUND
                                                                      YEAR ENDED              YEAR ENDED
                                                                  NOVEMBER 30, 1995       NOVEMBER 30, 1994
Shares sold                                                           4,733,626,896           4,438,594,909
--------------------------------------------------------------
Shares issued in connection with acquisition of Prime
Obligations Fund                                                         86,272,662                      --
--------------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                                    102,122                   2,753
--------------------------------------------------------------
Shares redeemed                                                      (4,523,804,720)         (4,465,851,804)
--------------------------------------------------------------  ----------------------  ----------------------
  Net change resulting from Fund share transactions                     296,196,960             (27,254,142)
--------------------------------------------------------------  ----------------------  ----------------------


(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Star Bank, N.A., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below). The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

                                                                                                            ANNUAL
FUND                                                                                                         RATE
Tax-Free Money Market Fund                                                                                      0.55%
-------------------------------------------------------------------------------------------------------
Treasury Fund                                                                                                   0.50%
-------------------------------------------------------------------------------------------------------


ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides each Fund with certain administrative personnel and services. The FAS fee is based on the level of average aggregate net assets of the Trust for the period. FAS may voluntarily choose to waive a portion of its fee.

SHAREHOLDER SERVICES FEE--Under the terms of the Shareholder Services Agreement with Star Bank, N.A. each Fund will pay Star Bank, N.A. up to 0.25 of 1% of average daily net assets for the period. For the foreseeable future, the Funds plan to limit the Shareholder Servicing fee to 0.04% of average daily net assets. This fee is to obtain certain services for shareholder and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. The fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ also maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Star Bank, N.A., is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses were initially borne by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following the Funds' effective date.

                                                                      EXPENSES OF        AMOUNTS REIMBURSED TO
                                                     EFFECTIVE         ORGANIZING       FAS FOR THE YEAR ENDED
                                                        DATE            THE FUND           NOVEMBER 30, 1995
Tax-Free Money Market Fund                           March 14, 1991    $   17,739              $   1,054
-----------------------------------------------


Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of STAR FUNDS
(Star Tax-Free Money Market Fund and Star Treasury Fund):

We have audited the accompanying statement of assets and liabilities of Star Tax-Free Money Market Fund and Star Treasury Fund (investment portfolios of Star Funds, a Massachusetts business trust), including the schedules of portfolio investments, as of November 30, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Star Tax-Free Money Market Fund and Star Treasury Fund (investment portfolios of Star Funds) as of November 30, 1995, and the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP
Pittsburgh, Pennsylvania,
January 19, 1996


TRUSTEES                                               OFFICERS
--------------------------------------------------------------------------------

John F. Donahue                                           John F. Donahue
Thomas G. Bigley                                          Chairman
John T. Conroy, Jr.                                       Edward C. Gonzales
William J. Copeland                                       President and Treasurer
James E. Dowd                                             J. Christopher Donahue
Lawrence D. Ellis, M.D.                                   Executive Vice President
Edward L. Flaherty, Jr.                                   John W. McGonigle
Edward C. Gonzales                                        Executive Vice President and Secretary
Peter E. Madden                                           Richard B. Fisher
Gregor F. Meyer                                           Vice President
John E. Murray, Jr.                                       Joseph S. Machi
Wesley W. Posvar                                          Vice President and Assistant Treasurer
Marjorie P. Smuts                                         David M. Taylor
                                                          Assistant Treasurer
                                                          C. Grant Anderson
                                                          Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the
Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.




                                   ---------------------------------------
                                                Star Bank, N.A.
                                              Investment Adviser
                                   ---------------------------------------
                                           Federated Securities Corp.
                                                  Distributor
                                   ---------------------------------------

G00299-08 (1/96)
4289TR
A. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Star U.S. Government Income Fund is represented by a solid line, whereas the Lehman Government Corporate Index is represented by a broken line. The line graph is a visual representation of a comparison of change in the value of a hypothetical investment of $10,000 in the Fund and Lehman Government Corporate Index for the period from January 5, 1993 (start of performance) to November 30, 1995. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Fund as compared to Lehman Government Corporate Index; the ending values are $11,524; and $12,593, respectively. Beneath the line graph are the following total return data for the Fund:
total return figures for the one-year period, and start of performance date average annual total return are as follows: 10.83%; and 5.02%; respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

B. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Star Strategic Fund- is represented by a solid line, whereas the Lehman Government Corporate Index is represented by a broken line. The line graph is a visual representation of a comparison of change in the value of a hypothetical investment of $10,000 in the Fund and Lehman Government Corporate Index for the period from December 12, 1994 (start of performance) to November 30, 1995. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Fund as compared to Lehman Brothers Intermediate Government Bond Index; the ending values are $10,707; and $11,829, respectively. Beneath the line graph are the following total return data for the Fund: start of performance date cumulative total return is as follows: 7.36%. The performance disclaimer and footnotes are listed directly under the graphic presentation.
C. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Stellar Fund-Investment Shares is represented by a solid line, whereas the Standard & Poor's 500/Lehman Government Corporate Total Index is represented by a broken line. The line graph is a visual representation of a comparison of change in the value of a hypothetical investment of $10,000 in the Fund and Standard & Poor's 500/Lehman Government Corporate Index for the period from October 18, 1991 (start of performance) to November 30, 1995. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Fund as compared to Standard & Poor's 500/Lehman Government Corporate Index; the ending values are $13,255; and $15,877, respectively. Beneath the line graph is the following total return data for the Fund: start of performance date total return is as follows: 7.08%; average annual total return after 1 year is 10.50%, and 3 year is 6.90%. The performance disclaimer and footnotes are listed directly under the graphic presentation.

D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Stellar Fund- Trust Shares is represented by a solid line, whereas Standard & Poor's 500/Lehman Government Corporate Index is represented by a broken line. The line graph is a visual representation of a comparison of change in the value of a hypothetical investment of $10,000 in the Fund and Standard & Poor's 500/Lehman Government Corporate Index for the period from april 6, 1994 (start of performance) to November 30, 1995. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Fund as compared to Standard & Poor's 500/Lehman Government Corporate Index; the ending values are $11,387; and $12,915, respectively. Beneath the line graph are the following total return data for the Fund: total return figures for the one-year period, and start of performance date total return are as follows:
15.97%; and 8.18%; respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Star Relative Value Fund is represented by a solid line, whereas Standard & Poor's 500 Index is represented by a broken line. The line graph is a visual representation of a comparison of change in the value of a hypothetical investment of $10,000 in the Fund and Standard & Poor's 500 Index for the period from June 4, 1991 (start of performance) to November 30, 1995. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Fund as compared to Standard & Poor's 500 Index; the ending values are $16,055; and $17,644, respectively. Beneath the line graph are the following total return data for the Fund: total return figures for the one-year period, and start of performance date total return are as follows: 28.97%; and 11.13%; respectively. The performance disclaimer and footnotes are listed directly under the graphic presentation.

F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Star Growth Equity Fund is represented by a solid line, whereas the Lehman Brothers 10 Year Municipal Bond Index is represented by a broken line. The line graph is a visual representation of a comparison of change in the value of a hypothetical investment of $10,000 in the Fund and the Standard & Poor's 500 Index for the period from December 12, 1994 (start of performance) to November 30, 1995. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Fund as compared to the Standard & Poor's 500 Index; the ending values are $12,297; and $13,698, respectively. Beneath the line graph are the following total return data for the Fund: total return figures for start of performance date cumulative total return are is as follows: 24.34%. The performance disclaimer and footnotes are listed directly under the graphic presentation.
G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left corner. The Star Capital Appreciation Fund is represented by a solid line, whereas the S&P Midcap 400 Index is represented by a broken line. The line graph is a visual representation of a comparison of change in the value of a hypothetical investment of $10,000 in the Fund and the S&P Midcap 400 Index for the period from June 13, 1994 (start of performance) to November 30, 1995. The "y" axis reflects the cost of the investment. The "x" axis reflects computation periods from the ending value of the hypothetical investment in the Fund as compared to the S&P Midcap 400 Index; the ending values are $11,375; and $13,185, respectively. Beneath the line graph are the following total return data for the Fund: total return figures for the one-year period, and start of performance date total return are as follows: 12.05%; and 9.20%; respectively. The performance disclaimer and footnotes are listed directly